As filed with the Securities and Exchange Commission on April 28, 2026

Registration File No. 333-292531

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2	☒

and/or

Teachers Insurance and Annuity Association of America

(Exact Name of Registrant)

Teachers Insurance and

Annuity Association of America

(Name of Insurance Company)

730 Third Avenue

New York, New York 10017

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
John D. Piller, Sr., Esq. Teachers Insurance and Annuity Association of America 8500 Andrew Carnegie Boulevard SSC-C2-04 Charlotte, NC 28262	Harry Eisenstein, Esq. Carlton Fields, P.A. 1625 Eye Street, N.W. Suite 800, Washington, DC 2006 (202) 965-8142

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐

New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PROSPECTUS

May 01, 2026

TIAA INVESTMENT HORIZON ANNUITY

Issued By Teachers Insurance and Annuity Association of America (“TIAA”)

Formerly by TIAA-CREF Life Insurance Company (“TIAA Life”)

This prospectus describes information you should know about the TIAA Investment Horizon Annuity, an individual flexible premium modified guaranteed annuity contract (the “Contract”) issued by TIAA and offered through TIAA-CREF Individual & Institutional Services, LLC (“TC Services”). Please read this prospectus carefully and keep it for future reference. Some of the terms and phrases that we use in this prospectus have a particular meaning, and, in the “Definitions” section of this prospectus, we define them so you will know how we are using those terms and phrases.

The Merger of TIAA Life and TIAA:

TIAA Life Insurance Company, a wholly owned subsidiary of TIAA, merged into TIAA effective December 31, 2025, following regulatory and board approvals. As a result, TIAA assumed all of TIAA Life’s assets, liabilities, and contract obligations, with no impact to contract values, terms, fees, or tax consequences for contract owners.

The Contract will continue to be serviced by TIAA. All contact information will remain the same: P.O. Box 724508, Atlanta, Georgia 31139 at (877)-694-0305.

Important Note: TIAA is no longer offering the Investment Horizon Annuity contract for sale. However, existing contracts, or replacements for those contracts, remain in effect and existing contract owners can continue to contribute premium to their contracts.

Under the Contract, premium is allocated among one or more Fixed Term Deposit options (each an “FTD”), each of which will grow at a specified guaranteed rate of interest for the stated period. Additional information regarding the FTDs is provided in Appendix A – Fixed Term Deposit Options and Short Term Holding Account Available Under the Contract.

The Contract is a complex investment and involves risks, including loss of principal. Withdrawals could result in surrender charges, MVAs, taxes and tax penalties. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. If you surrender your Contract more than 30 days before the end of an FTD’s term, make a withdrawal more than 30 days before the end of an FTD’s term, or apply your Contract Accumulation to an Income Option more than one year before the end of an FTD’s term, we generally will apply a Market Value Adjustment (“MVA”) to the amount being surrendered, withdrawn, or applied to an Income Option. The MVA may be either positive or negative. Accordingly, the amount that you receive could either increase or decrease and you could lose a substantial portion of the Premium(s) you originally invested. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. If you were a New York resident at the time you purchased your Contract, we will not assess an MVA if you apply your Contract Accumulation to an Income Option, even if you do so more than one year before the end of an FTD’s term. See Appendix B – State Variations for details.

Please note that your Contract may vary depending on your state. Any such state variations are described in Appendix B and will be included in your Contract or endorsements attached to your Contract.

An investment in the Contract is subject to the risks related to TIAA. Any obligations under the Contract are subject to our financial strength and claims-paying ability.

Additional information about certain investment products, including market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is subject to investment risk, including the possible loss of investment principal.

DEFINITIONS

Throughout the prospectus, “TIAA,” “we,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any Contract owner or any prospective Contract owner. The terms and phrases below are defined so you will know precisely how we are using them. To understand some definitions, you may have to refer to other terms that we have defined.

Administrative Office. The office you must contact to exercise any of your rights under the Contract. Unless otherwise specified in this prospectus, you should send all subsequent Premiums and any other requests to: TIAA Investment Horizon Annuity, P.O. Box 933898, Atlanta, GA 31193-3898.

Annuitant. The natural person whose life is used in determining the annuity payments to be received. The Annuitant may be the Contract owner or another person.

Annuity. The TIAA Investment Horizon Annuity product described in this prospectus.

Annuity Starting Date. The date on which you begin to receive income benefits under an Income Option.

Beneficiary. Any person or institution named to receive benefits if you die when you have Contract Accumulation remaining or while any annuity income or death benefit payments remain due.

Business Day. Any day that the New York Stock Exchange is open for trading. A Business Day ends at 4:00 pm Eastern Time, or an earlier time if we so notify you or when trading closes on the New York Stock Exchange, if earlier.

Calendar Day. Any day of the year. Non-Business Day Calendar Days end at 4:00 pm Eastern Time, or an earlier time if we so notify you.

Contract. The individual flexible premium modified guaranteed annuity contract described in this prospectus.

Contract Accumulation. The sum of your Fixed Term Deposit accumulations, plus the sum of your Short Term Holding Account accumulations.

Contract owner (“Owner”). The person (or persons) who controls all the rights and benefits under a Contract. If there are two Contract owners, one must be designated as the primary Contract owner on the completed application, and the joint Contract owner must be the spouse of the primary Contract owner.

Fixed Term Deposit (“FTD”). One of the options available for allocation of your Premium(s) or Contract Accumulation under the Contract. Each FTD option varies in length (from one year to ten years) and guarantees a specified rate of interest for the specified term.

FTD Value. The portion of the Contract Accumulation allocated to an FTD.

General Account. All of our assets and liabilities other than those allocated to any segregated TIAA Separate Account. The Short Term Holding Account and Contract Accumulations in FTDs are part of our General Account.

Good Order. This means the actual receipt by us, at our Administrative Office, of the instructions relating to a transaction in writing—or when appropriate by telephone or via the Internet—along with all completed forms, documents, information and supporting legal documentation (including any required consents) we require to effect the transaction. Such information, documentation and instructions include, but would not be limited to, a complete application, a withdrawal request, allocation instructions, a request to surrender your Contract, a death benefit claim, and any other administrative request or election you make pursuant to the terms of the Contract or as otherwise noted in the Prospectus, and any other information or supporting documentation that we may require. To be “in Good Order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We reserve the right, in our sole discretion, to change or waive our requirements for what constitutes Good Order and which documents, information, and forms are required for us to complete a transaction request. If your transaction instructions are incomplete and we do not receive the necessary information in “good order” your transaction may be canceled.

Income Option. Any of the ways you can receive annuity income.

IRC. The Internal Revenue Code of 1986, as amended.

IRS. The Internal Revenue Service.

Market Value Adjustment (“MVA”). An adjustment that either increases or decreases the amount we will pay you if you surrender your Contract more than 30 days before the end of an FTD’s term, make a withdrawal more than 30 days before the end of an FTD’s term, apply the Contract Accumulation to an Income Option more than one year before the end of the FTD’s term, subject to certain exceptions.

Non-Qualified Contract. A Contract issued in connection with a retirement arrangement other than a Qualified Contract.

Premium. Any amount you invest (i.e., pay) into the Contract.

Qualified Contract. A Contract that is intended to qualify for special Federal income tax treatment under IRC Section 408, 408A, 401, 403 and 457.

Second Annuitant. The natural person whose life is used together with the life of the Annuitant in determining the annuity payments to be received under an Income Option under a two-life annuity option. Under a two-life annuity option, the primary Annuitant’s life and the life of the Second Annuitant are used in determining the annuity payments. Under a two-life annuity option, the Second Annuitant will receive annuity payments if the primary Annuitant dies.

Short Term Holding Account (“STHA”). An account that is part of our General Account and that will contain all Contract Accumulation of your Contract that has not been allocated to an available FTD.

Survivor Income Option. An option that continues lifetime annuity payments as long as either the Annuitant or the Second Annuitant is alive.

TIAA. Teachers Insurance and Annuity Association of America.

Procedures For Elections And Change	41
Reports	41
Other Information	41
Legal Proceedings	42
Appendix A – Fixed Term Deposit Options and Short Term Holding Account Available Under The Contract	43
Appendix B – State Variations	44

OVERVIEW OF THE TIAA INVESTMENT HORIZON ANNUITY

Purpose:

The Annuity is an individual flexible premium modified guaranteed annuity contract that allows you to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or through other payment options. You generally are not taxed on any earnings or appreciation on the assets in the Contract until money is taken out of the Contract.

This Contract may be appropriate for you if you have a long investment time horizon. Any withdrawals made during the accumulation phase will reduce the Accumulation in your Contract. Because withdrawals may be subject to surrender charges and/or a negative MVA, will be subject to ordinary income tax and may be subject to a 10% premature distribution tax penalty on early withdrawals if taken before age 59 1/2, the Contract is not intended for individuals who may need to access invested funds within a short-term timeframe or on a frequent basis.

Your financial goal in acquiring the Contract should be consistent with a long-term insurance product for retirement income or other long-term investment purposes offering the prospect of investment growth through payment of Premiums.

Phases of the Contract:

The Contract has two phases: the accumulation phase and the income phase.

Accumulation Phase. During the accumulation phase, you grow your Contract Accumulation by investing your Premiums or Contract Accumulation in an FTD from among those durations that we offer. Each FTD guarantees a specified rate of interest from the date the Premium or Contract Accumulation is credited to the FTD through the end of the term of the FTD, or until the FTD Value is surrendered, if earlier. A list of FTD and additional information regarding each FTD available under the Contract is provided in Appendix A – Fixed Term Deposit Options and Short Term Holding Account Available Under the Contract. When an FTD matures, proceeds from that FTD are placed in the STHA unless you have already reallocated such proceeds to another FTD or there are no new FTDs available to you at that time.

We will generally apply an MVA on any surrender taken from an FTD more than 30 days before the end of its term; any withdrawal taken from an FTD more than 30 days before the end of its term; Contract Accumulation applied to an Income Option more than one year prior to the maturity of the FTD’s term. An MVA may be positive or negative, which means an MVA may increase or decrease the amount you receive as a surrender, withdrawal, or annuity payment. Accordingly, you could lose a substantial portion of the Premium(s) you originally invested. You should carefully consider your income needs before purchasing a Contract. There are certain circumstances where we will not apply an MVA. Throughout this prospectus when we use the term “surrender” it includes the term “withdrawal”.

Income Phase. During the income phase (after annuitization), you can elect to receive annuity payments. The amount of money you accumulated in your Contract during the accumulation phase will help determine the amount of the payments you will receive during the income phase. Other factors will affect the amount of your payments such as age, gender and the payout option you selected. After annuitization, you will no longer be able to make withdrawals from the contract, and the death benefit described in this prospectus will no longer apply.

Contract features:

Accessing Your Money. Before your Contract is annuitized, you can take withdrawals from your Contract. Surrenders and withdrawals made more than 30 days before the maturity of an FTD’s term may be subject to an MVA. Withdrawals will reduce your account value and death benefit, will be subject to ordinary income tax and may be subject to a 10% premature distribution tax penalty if you take a withdrawal before age 59 1/2.

Systematic Interest Withdrawals. If your initial Premium is at least $25,000, you may request systematic withdrawals of the interest that we have credited to your FTD Values. Systematic interest withdrawals must be made from all FTDs in which you are invested. Systematic interest withdrawals can be established for monthly, quarterly, semi-annual or annual withdrawals from the first to the twenty-eighth day of the month. If the scheduled date of a systematic interest withdrawal is not a Business Day, the withdrawal will be paid on the next Business Day.

Death Benefits Available Under the Contract. If any Contract owner or Annuitant dies when there is Contract Accumulation remaining, the death benefit will become available to the death benefit payees. The amount of the death benefit is the Contract Accumulation on the first death benefit payable date.

KEY INFORMATION

Important Information You Should Consider About the TIAA Investment Horizon Annuity

FEES, EXPENSES, AND ADJUSTMENTS		Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes. Surrender Charge: We will assess a surrender charge for surrenders or withdrawals taken from an FTD more than 30 days before the end of its term. The surrender charge rate equals one half the total interest rate applicable to the FTD. The surrender charge equals the surrender charge rate multiplied by the amount of the withdrawal. Contracts issued in New York are subject to a different surrender charge. See Appendix B state variations for details.

For example, if you make an early withdrawal, you could pay a surrender charge of up to $2,000 on a $100,000 investment, if the interest rate applicable to the FTD is 4.0%. This loss will be greater if the applicable interest rate is higher, or there is a negative MVA, taxes, or tax penalties.

MVA: A positive or negative MVA is assessed if any portion of the value is removed from the Contract before the end of an FTD Term. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. For example, if you invest $100,000 and select a 3-year guarantee period and later withdraw the entire amount before the 3 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties. The following transactions, which we refer to as “early surrenders,” are subject to an MVA when they occur prior to the end of the FTD Term (i) surrenders (including full and partial surrenders) and (ii) annuitization.

Charges
Are There Transaction Charges?	No. We do not assess any transaction charges.	Charges

Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table
	Annual Fee	Minimum	Maximum
	Annual maintenance fee[1]	$25	$25
	Interest withdrawal fee[2]		$0
	Optional benefits available for an additional charge	None	None

[1] Annual maintenance fee of $25 will be deducted from your Contract Value (if your Contract Value is less than $25,000) on each anniversary and upon surrender of your Contract. Also, any contract adjustments could also substantially increase the costs.

[2] We may impose a fee of up to $5 per payment for systematic interest withdrawals paid by check

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

Lowest Annual Costs:

$0

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Least expensive combination of Contract Levels[1] and Underlying Fund fees and expenses

•

No optional benefits

•

No sales charges or advisory fees

•

No additional purchase payments, transfers or withdrawals

Highest Annual Cost:

$60

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of Contract Levels,[2] optional benefits[3] and Underlying Fund fees and expenses

•

No sales charges or advisory fees

•

No additional purchase payments, transfers or withdrawals

	RISKS	Location in Statutory Prospectus
Is There a Risk of Loss from Poor Performance?

No. We guarantee the Contract Value allocated to the FTDs and STHA, including interest credited, if you do not make any early surrenders before the end of the FTD term. However, an early surrender may result in the loss of principal due to a negative MVA, and an investment in the Contract is subject to other risks described in this prospectus.

Principal Risks of Investing in the Contract

Is this a Short-Term Investment?

No.

•

This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•

Withdrawals could result in surrender charges, negative MVAs, taxes, and tax penalties, as applicable

•

The benefits of a tax deferred product, adding Premiums over time to the Contract Accumulation and income earned over the long-term means the Contract is generally more beneficial to investors with a long-term horizon.

•

If you make a withdrawal, it will reduce the value of your Contract and the amount of money you will receive when you annuitize.

•

Your Contract Accumulation will be reallocated at the end of an FTD term according to your instructions. If you do not provide reallocation instructions, you will be defaulted to the shortest FTD duration then available.

Principal Risks of Investing in the Contract
What Are the Risks Associated with the Allocation Options?

We guarantee the Contract Accumulation allocated to the FTDs, including interest credited, if you do not make any early withdrawals or surrenders before the end of the FTD term. We also guarantee Contract Accumulation allocated to the STHA, including interest credited. You should carefully consider the risks associated with withdrawals under the Contract. Withdrawals may be subject to a significant surrender charge. If you make a withdrawal prior to age 59 1⁄2, there may be adverse tax consequences, including a 10% premature distribution tax penalty. A positive or negative MVA is assessed if any portion of the value is removed from the Contract before the end of any FTD term. You could lose up to 100% of the amount withdrawn as a result of a negative MVA. Because an early surrender may result in a loss of principal due to the MVA, there is limited liquidity. You bear the risk of loss of principal due to a negative MVA. Each FTD pays an interest rate declared by us when you make an allocation to that account and is fixed for the FTD Term you choose. We will periodically change the declared interest rate for future allocations to these accounts at our discretion based, in part, on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing TIAA annuities, product design, competition, and TIAA’s revenues and expenses.

Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to risks related to TIAA, and any obligations, guarantees or benefits of the Contract are subject to TIAA’s claims-paying ability. More information about TIAA, including its financial strength ratings, is available by visiting our website at www.tiaa.org/public/.	Principal Risks of Investing in the Contract

RESTRICTIONS		Location in Statutory Prospectus
Are There Restrictions on the Allocation Options?

Yes. Currently, you can choose from FTDs of five years to ten years (whole years only). If the crediting rate for an FTD is lower than your Contract’s minimum guaranteed interest rate, that FTD will be temporarily unavailable. Only FTDs ending before the calendar month in which the Annuitant or any Contract owner turns age 90 will be available to you. We reserve the right to stop offering any FTD at any time.

Only premium paid less than one year before your scheduled Annuity Starting Date may be allocated to the STHA.

Subsequent Premiums must be for at least $5,000 per FTD and will be allocated to a new FTD. We reserve the right to limit Premiums to no more than $500,000 a year. We reserve the right to not accept additional Premiums under this Contract after you have been given three months’ notice.

Purchasing a Contract and Remitting Premiums; Fixed Term Deposits; Short Term Holding Account
Are There any Restrictions on Contract Benefits?

Yes. All cash withdrawals must be for at least $1,000 from an FTD, unless the withdrawal would reduce the FTD Value below $5,000, in which case you must withdraw the entire FTD Value. We may limit cash withdrawals from your Contract to one per calendar quarter.

Purchasing a Contract and Remitting Premiums; Fixed Term Deposits
TAXES
What Are the Contract’s Tax Implications?

•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

•

Withdrawals (including surrenders), will be subject to ordinary income tax, and may be subject to a premature distribution tax penalty for distributions taken prior to age 59 1/2.

Taxes
CONFLICTS OF INTEREST		Location in Statutory Prospectus
How Are Investment Professionals Compensated?	Your TIAA financial professional has an incentive to recommend products or services available through TIAA, including this Contract, that increase his or her compensation (in the form of an additional cash benefit, e.g., a bonus) and the compensation to TIAA and its affiliates. As such, your TIAA financial professional has a conflict of interest when they offer or recommend this Contract over another investment. Learn more about our compensation practices and related conflicts of interest at TIAA.org/relationshipdisclosures.	Conflicts of Interest; Principal Underwriter — Distribution of the Contracts
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.	Conflicts of Interest; Principal Underwriter — Distribution of the Contracts

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an FTD or from the Contract. Please refer to your Contract specifications for information about the specific fees you will pay each year.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an FTD or from the Contract. State premium taxes may also be deducted.

Transaction Expenses
Surrender charge rate (as a percentage of the amount withdrawn)	One half the total interest rate applicable to the FTD[1]

1. The surrender charge equals the surrender charge rate multiplied by the amount of the withdrawal from an FTD. We will not assess a surrender charge: (i) upon cancellation of your Contract during the “free look” period, (ii) to surrenders or withdrawals within 30 days of an FTD’s maturity, (iii) to surrenders or withdrawals from the STHA, (iv) to systematic interest withdrawals, (v) to Contract Accumulation applied to an Income Option, or (vi) to death benefit payments.

The next table describes the MVA, in addition to any transaction expenses, that apply if all or a portion of the Contract value is removed from an FTD before the expiration of an FTD.

Adjustments
MVA Maximum Potential Loss (as a percentage of amount withdrawn)[1]	100%

1.

An MVA is applied if you surrender your Contract more than 30 days before the end of the FTD’s term, make a withdrawal from an FTD more than 30 days before the end of the FTD’s term, or apply Contract Accumulation to an Income Option more than one year prior to the maturity of the FTD’s term. The MVA may be positive or negative and will be applied to the amount being surrendered, withdrawn, or applied to an Income Option.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.

Annual Contract Expenses
Annual maintenance fee[1]	$ 25
Interest withdrawal fee[2]	$ 60
Optional benefits available for an additional charge	None

1  Annual maintenance fee of $25 will be deducted from your Contract Accumulation (if your Contract Accumulation is less than $25,000) on each anniversary and upon surrender of your Contract.

2  We may impose a fee of up to $60 per payment for systematic interest withdrawals paid by check

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Investing in the Contract involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this prospectus. Additional risks and details regarding various risk and benefits of investing in the Contract are described in relevant sections of this prospectus. The Contract may be subject to additional risks other than those identified and described in the prospectus.

Early Withdrawal Risk. This Contract is not a short-term investment or a savings vehicle and is not appropriate for an investor who needs ready access to cash. The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon. If you make early withdrawals, you may be subject to a surrender charge, an MVA and may be subject to pay ordinary income tax, including a 10% premature distribution tax penalty if you are under age 59 1⁄2.

Contract Benefits Risk. If you surrender your Contract or make a withdrawal more than 30 days prior to the end of an FTD’s term, we will deduct a surrender charge. In addition, if, before the end of an FTD’s term, you surrender your Contract, make a withdrawal, or apply your Contract Accumulation to an Income Option, we generally will apply an MVA to the amount being surrendered, withdrawn, or applied to an Income Option. The MVA may be either positive or negative and you could lose a substantial portion of the Premium(s) you originally invested. State laws and regulations may differ as to when we apply the MVA. If you were a New York resident at the time you purchased your Contract, we will not assess a market value adjustment if you apply your Contract Value to an Income Option, even if you do so more than one year before the end of an FTD’s term. If you choose to make Systematic Interest Withdrawals we may impose a fee of up to $5 per payment for systematic interest withdrawals paid by check. The income option you choose may impact the amount of fixed annuity payments you receive.

We determine the interest rates credited to each FTD in our sole discretion, subject to guaranteed minimums, and we may change the rates for new FTDs at any time. Any change in interest rates do not affect FTD that began before the date of the change. There is a risk that the interest rates for new FTDs will be lower than the rates that were previously in effect. In addition, if you withdraw money from the Contract more than 30 days prior to the end of the FTD, or if you annuitize more than one year prior to the end of the FTD, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 100% of your investment in the Contract as a result of a negative Market Value Adjustment. Generally, if interest rates have risen since the beginning of the Guarantee Period, the Market Value Adjustment will be negative.

Additional information about these risks are covered under the relevant clauses in the prospectus. An investment in the Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is subject to investment risk, including the possible loss of investment principal.

Possible Adverse Tax Consequences. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the Contract are made or effected in a manner disfavored by tax law. We cannot provide detailed information on all tax aspects of the Contracts. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person and state of residence. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a qualified tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Contract Changes Risk. We reserve the right to stop offering any FTD at any time. If you allocate any part of a Premium to an unavailable FTD, we will not consider your allocation instructions to be in good order and will not process your allocation instructions. We reserve the right to restrict any assignment of Contracts in our sole discretion on a non-discriminatory basis, except where any such restriction would be prohibited by state law. Additionally, we also reserve the right to make changes to any of the terms of the Contract including the benefits, restrictions or basic features if we are required to do so owing to regulatory or legislative changes.

Subsequent Premiums must be for at least $5,000 per FTD and will be allocated to a new FTD. We reserve the right to limit Premiums to no more than $500,000 a year. We reserve the right to not accept additional Premiums under this Contract after you have been given three months’ notice.

Risks Associated with TIAA. An investment in the Contract is subject to risks related to TIAA and any obligations, guarantees or benefits of the Contract are subject to TIAA’s financial strength and claims-paying ability. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. Information about TIAA, including its financial strength ratings, is available by visiting our website at www.tiaa.org/public/.

Risks Related to Cybersecurity and Other Business Continuity Risks. With the increased use of connected technologies such as the Internet to conduct business, the Company and its service providers (including, but not limited to, TIAA, TC Services, and financial intermediaries) are susceptible to cybersecurity risks. In general, cybersecurity attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service TIAA’s operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cybersecurity attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of- service” attack on TIAA’s systems or the system of its service providers. In addition, authorized persons could inadvertently or intentionally release and possibly destroy confidential or proprietary information stored on TIAA’s systems or the systems of its service providers.

Cybersecurity failures by us or any of our service providers, have the ability to result in disruptions and to impact business operations, and may adversely affect TIAA and your Contract Accumulation. Such disruptions or impacts may result in: financial losses, interference with our processing of Contract transactions, including the processing of orders from TIAA’s website; barriers to trading and order processing; your inability to transact business with us; violations of applicable federal and state privacy or other laws, regulatory fines, litigation, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. TIAA and its service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cybersecurity breach may cause such information to be lost, improperly accessed, used or disclosed. TIAA may incur additional, incremental costs to prevent and mitigate the risks of cybersecurity attacks or incidents in the future. TIAA and its Contract Owners could be negatively impacted by such cybersecurity attacks or incidents. Although TIAA has established business continuity plans and risk-based processes and controls to address such cybersecurity risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cybersecurity attack tactics. As a result, it is possible that TIAA or the TIAA’s service providers will not be able to adequately identify or prepare for all cybersecurity attacks. In addition, TIAA cannot directly control the cybersecurity plans or systems implemented by its service providers.

Other disruptive events, including, but not limited to, natural disasters, terrorism, or public health or pandemic crises (such as the COVID-19 pandemic from late 2019-mid-2022), may adversely affect our ability to conduct business. Such adverse effects may include the inability of TIAA’s employees, or the employees of its affiliates and service providers, to perform their responsibilities as a result of any such event. Any resulting disruptions to TIAA’s business operations can interfere with our processing of contract transactions (including the processing of orders from our website), impact our ability to calculate annuity unit values, or cause other operational issues.

We may be exposed to risks in the future that we have not yet identified or that we do not currently consider to be material risks.

The preceding risks may not be the only risks facing us in the future. Additional risks and uncertainties not currently known to us, or that we currently deem to be immaterial, may adversely affect our business, financial condition and/or operating results in the future.

TIAA

The Contracts are issued by TIAA. TIAA is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, form the principal retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

TIAA’s headquarters is at 730 Third Avenue, New York, New York 10017-3206. TIAA is obligated to pay all amounts promised to investors under the Contracts, subject to its financial strength and claims-paying ability. We are relying on Rule 12h-7 under the Securities Exchange Act of 1934 (the “1934 Act”), which provides an exemption from the reporting requirements of Sections 13 and 15(d) of the 1934 Act.

Merger:

TIAA Life, 100% owned by TIAA, merged into TIAA after the close of business on December 31, 2025 (the “Merger”). The Merger of TIAA Life and TIAA was approved by the boards of directors and shareholders of TIAA Life and TIAA. The Merger also received regulatory approval from the New York State Department of Financial Services, the state of domicile of TIAA Life and TIAA.

On the date of the Merger, TIAA acquired from TIAA Life all of its assets and TIAA Life ceased to exist. As a result of the Merger, TIAA also became responsible for all of TIAA Life’s liabilities and obligations, including those created under the Contract. The Contract was originally issued by TIAA Life.

The Merger did not affect the terms of, or the rights and obligations under, the Contract, other than to reflect the change to the company that provides your Contract benefits from TIAA Life to TIAA. You will receive Contract endorsements from TIAA that reflect the change from TIAA Life to TIAA. The Merger did not result in any adverse tax consequences for any Contract owners.

THE CONTRACT

The Contract is an individual flexible premium modified guaranteed annuity that accepts after-tax dollars for Non-Qualified Contracts. The material rights, obligations, and benefits of the Contract are described in this prospectus. We offered the Contract in all 50 states and the District of Columbia except Illinois, Indiana, North Dakota, Oregon, and Washington. Contract terms and features may differ due to state laws and regulations.

These differences are set forth in Appendix B. You should review your Contract along with this prospectus to understand the product features and charges under your Contract.

The Contract was only offered as a Non-Qualified Contract.

THE GENERAL ACCOUNT

All Contract value, including Contract Accumulation in the STHA or FTDs is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the General Account’s assets. Amounts invested in the Contract do not share in the investment performance of our General Account. Our General Account bears the full investment risk for all Contract obligations. Amounts payable under the Contract are payable from our General Account and are subject to our financial strength and claims- paying ability.

The Contract provides minimum guaranteed interest rates. We anticipate also crediting and changing, from time to time and at our sole discretion, excess current interest rates to be credited under the FTDs and the STHA. You assume the risk that interest credited under the Contract may not exceed minimum guaranteed amounts.

PURCHASING A CONTRACT AND REMITTING PREMIUMS

How to Purchase a Contract. The Contract is no longer available for sale.

Additional Premiums. Subsequent Premiums must be for at least $5,000 per FTD and will be allocated to a new FTD. We reserve the right to limit Premiums to no more than $500,000 a year. For additional Premiums, please send your check, payable to Teachers Insurance and Annuity Association of America, including your Contract number and FTD allocation choice, to:

TIAA Investment Horizon Annuity

P.O. Box 933898

Atlanta, GA 31193-3898

We will allocate each subsequent Premium to a new FTD, based on your instructions, as of the Business Day we receive it in Good Order. Currently, we will accept Premiums at any time both the Contract owner and the Annuitant is living and there is remaining Contract Accumulation. We reserve the right to not accept additional Premiums under this Contract after you have been given three months’ notice.

If we exercise our right to reject and/or place limitations on the acceptance and/or allocation of additional Premiums, you may be unable to, or limited in your ability to, increase your Contract Accumulation through additional Premiums. Before you purchase the Contract and determine the amount of your initial Premium, you should consider the fact that we may suspend, reject or limit additional Premiums at some point in the future. You should consult with your registered representative before purchase.

Electronic Payment. You may make additional Premium payments by electronic payment. A federal wire transfer is usually received on a “same” day basis and an Automated Clearing House (“ACH”) transfer is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH transfers are usually less expensive than a federal wire. This is what you need to do:

(1)	Instruct your bank to wire or transfer money to:

Wells Fargo

ABA Number 121000248

San Francisco, CA

Account of: Teachers Insurance and Annuity Association of America

Account Number: 2000035305820

(2)	Specify on the wire or transfer:

•	Your name, address and Social Security Number(s) or Taxpayer Identification Number(s)

•	Provide your Contract number and FTD allocation choice, if existing)

Certain Restrictions. You may only open one Contract in any calendar year. Also, your Contract may not contain more than 120 FTDs at any one time.

If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contract owner’s account and refuse to pay any request for surrenders, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

We may deduct any charges for premium taxes from your initial or subsequent Premium before we allocate it under the Contract. (See “The Contract”—“Charges”—“Premium Taxes.”)

More About Remitting Premiums. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf.

SHORT TERM HOLDING ACCOUNT

The STHA is a part of our General Account. You cannot elect to allocate Contract value to the STHA. Premiums are generally allocated to FTDs. However, premiums paid less than one year before your scheduled Annuity Starting Date may only be allocated to the STHA. When an FTD matures, proceeds from that FTD are placed in the STHA unless you have already reallocated such proceeds to another FTD or there are no new FTDs available to you at that time. If FTDs become available to you while you have a Contract Accumulation in the STHA, we will mail you a notice after which you will have at least 15 days, but not more than 45 days, to allocate your STHA accumulation among the available FTDs. If we do not receive valid instructions from you in that time frame, your entire Contract Accumulation in the STHA will be applied to a new FTD with the shortest term then available. Additional information about the STHA is provided in “Appendix A—Fixed Term Deposit Options and Short Term Holding Account Available Under the Contract.”

Contract Accumulations in the STHA earn interest credited daily at a rate guaranteed to never be less than the minimum guaranteed interest rate stated in your Contract, which will never be less than 1%. We cannot predict nor do we guarantee what future interest rates we will declare.

FIXED TERM DEPOSIT

Fixed Terms. An FTD is an investment option for a period of years during which we will credit a specified interest rate. Currently, you can choose from FTDs of five years to ten years (whole years only). If the crediting rate for an FTD is lower than your Contract’s minimum guaranteed interest rate, that FTD will be temporarily unavailable. Only FTDs ending before the calendar month in which the Annuitant or any Contract owner turns age 90 will be available to you. We reserve the right to stop offering any FTD at any time. If you allocate any part of a Premium to an unavailable FTD, we will not consider your allocation instructions to be in Good Order and will not process your allocation instructions. Additional information about each FTD is provided in “Appendix A—Fixed Term Deposit Options and Short Term Holding Account Available Under the Contract”

Crediting Interest. Each FTD to which you allocate any portion of a Premium or your Contract Accumulation earns interest at the specified interest rate in effect for that FTD from the date the Premium or Contract Accumulation is credited to the FTD through the end of the term of the FTD, or until the FTD Value is surrendered, if earlier. We will credit interest to each FTD on a daily basis. We will also credit interest on a daily basis on any amounts held in the STHA at an interest rate determined by us, but not less than your Contract’s minimum guaranteed interest rate. Credited interest rates for each FTD will vary by term and purchase date.

We have no specific formula for setting the interest rates. Rates will be influenced by, but not necessarily coincide with, interest rates available on fixed income investments that we may acquire with the amounts we receive as Premiums. You have no direct or indirect interest in the investments we make with the Premiums. We will invest these amounts primarily in investment-grade fixed income securities. We will also consider other factors in determining the interest rates, including regulatory and tax requirements, administrative and sales expenses incurred by us, general economic trends, and competitive factors. Interest rates will not vary by purchase amount. We will make the determination as to the interest rate we will declare for each FTD. FTDs earn interest credited at a rate guaranteed to never be less than the minimum guaranteed interest rate stated in your Contract, which will never be less than 1%. We cannot predict nor do we guarantee what future interest rates we will declare.

Allocations to an FTD are subject to several crediting risks. When an FTD period ends, you may not be able to reinvest FTD proceeds at as favorable an interest rate. This risk is greater for shorter FTD periods. Similarly, allocations in an FTD are locked into that FTD’s interest rate for the term of the FTD, even when interest rates on comparable products may be increasing. This risk is greater for longer FTD periods. Generally, although not always, longer FTD periods will credit higher interest rates.

Maturity of an FTD. An FTD matures at the end of the specified term, and the proceeds then become available to the Contract owner(s). Prior to the end of an FTD’s term, you may select from the following options:

(1)	Receive all or part of your ending FTD Value without a surrender charge or MVA;

(2)	Instruct us to apply all or part of your ending FTD Value to one or more new FTDs that you select from the FTDs that we are then offering and are available to you;

(3)	Apply all or part of your ending FTD Value to an Income Option; or

(4)	Do nothing and allow a new FTD to automatically begin.

If any FTD matures after a notice of death is received but before the death benefit is paid, the Contract Accumulation in that FTD will be transferred to the STHA.

We will mail you a notice at least 45 days, but not more than 75 days, prior to maturity of each FTD. Prior to maturity, you must instruct us to either apply the proceeds to one or more new FTDs then available or transfer the proceeds out of the Contract. Only FTDs ending before the calendar month in which the Annuitant or any Contract owner turns age 90 will be available. At least $5,000 must be allocated to any subsequent FTD. If no FTDs are then available, you may apply the proceeds to the STHA.

If we have not received valid instructions from you before maturity, the proceeds will be applied to a new FTD with the shortest term then available. If no FTDs are then available, the proceeds will be applied to the STHA.

Surrenders at the end of an FTD. To surrender your ending Contract Accumulation in an FTD, you must request the surrender in writing prior to the end of the expiring FTD. Surrenders and withdrawals made more than 30 days before the end of an FTD’s term will generally be subject to a surrender charge and an MVA. (See Charges—“Surrender Charge” and “Fixed Term Deposit”—“Market Value Adjustment”). Any surrendered or withdrawn amount may be subject to income taxes, and a 10% IRS premature distribution tax on earnings may apply if you are not yet 59 1/ 2 years old. (See “Federal Income Taxes.”)

Automatic subsequent FTDs. Unless you instruct otherwise, the Contract Accumulation at the end of an expiring FTD will be allocated to a subsequent FTD. The subsequent FTD will be the shortest duration FTD that we currently offer. The new FTD will earn interest at the interest rate in effect for that subsequent FTD when your Contract Accumulation is allocated to it. If the shortest duration FTD extends beyond the calendar month in which the Annuitant or any Contract owner turns age 90, then we will allocate the Contract Accumulation to the STHA.

Cash Withdrawals. At any time that there is Contract Accumulation, you can withdraw some or all of your Contract Accumulation from the FTD(s) and/or from any amounts you have in the STHA. A full withdrawal of your Contract Accumulation is called a surrender. Cash withdrawals must be for at least $1,000, unless the withdrawal would reduce the FTD Value below $5,000, in which case you must withdraw the entire FTD Value. We may also impose the following restrictions:

•	Withdrawals from your Contract can be limited to no more than one per calendar quarter.

•	We may change the cut-off time establishing when a transaction request must be received in order to be effective at the end of that Business Day.

All withdrawal requests must be in accordance with procedures established by us. A withdrawal will be effective, and all values determined, as of the end of the Business Day in which we receive your written request in Good Order, unless you choose to defer the withdrawal’s effective date to a future date acceptable to us. You may not revoke a request for a withdrawal after its effective date.

If you request a withdrawal of less than the entire Contract Accumulation, you must designate the FTD(s) and/ or the STHA from which we should take the withdrawal. If you have not provided these instructions in Good Order, we will reject your withdrawal request unless we receive your request within the last 30 days of an FTD’s term. If we receive your withdrawal request within the last 30 days of an FTD’s term, we will make the withdrawal from the expiring FTD. However, if the amount of your withdrawal request exceeds the Contract Accumulation in the expiring FTD, we will reject the portion of the withdrawal request that exceeds the Contract Accumulation in the expiring FTD.

If you withdraw your entire Contract Accumulation, we will cancel your Contract and all of our obligations to you under the Contract will end. We will deduct the annual maintenance fee from any surrender proceeds, if your Contract Accumulation is less than $25,000 at the time of surrender.

Surrenders and withdrawals made more than 30 days before the maturity of an FTD’s term may be subject to a surrender charge and an MVA. (See “Charges”—“Surrender Charge” and “Fixed Term Deposit”—Market

Value Adjustment.”) Withdrawals and surrenders are subject to federal income tax, and a 10% IRS premature distribution tax on earnings may apply if you are under age 59 1⁄2. (See “Federal Income Taxes.”)

Systematic Interest Withdrawals. If your initial Premium is at least $25,000, you may request systematic withdrawals of the interest that we have credited to your FTD Values. Systematic interest withdrawals must be made from all FTDs in which you are invested. Systematic interest withdrawals can be established for monthly, quarterly, semi-annual or annual withdrawals from the first to the twenty-eighth day of the month. If the scheduled date of a systematic interest withdrawal is not a Business Day, the withdrawal will be paid on the next Business Day.

We do not assess a surrender charge or apply an MVA on systematic interest withdrawals; however, systematic interest withdrawals are subject to federal income tax, and a 10% premature distribution tax penalty on earnings may apply if you are under age 59 1/2. (See “Federal Income Taxes.”)

Systematic interest withdrawals can only be initiated when the Contract is issued and can be cancelled only by surrendering the Contract. Systematic interest withdrawals will continue until the earliest of the following:

•	the annuity start date, or,

•	the date we are notified of your death, or

•	the first death benefit payable date.

We may impose a fee of up to $5 per payment for systematic interest withdrawals paid by check.

MARKET VALUE ADJUSTMENT

We will generally apply an MVA on: any surrender taken from an FTD more than 30 days before the end of its term, any withdrawal taken from an FTD more than 30 days before the end of its term; and Contract Accumulation applied to an Income Option more than one year prior to the maturity of the FTD’s term. An MVA may be positive or negative, which means an MVA may increase or decrease the amount you receive as a surrender, withdrawal, or annuity payment. To obtain information about your current MVA, please call our Service Center at (877)694-0305. This value can fluctuate daily, and the current value quoted to you may differ from the actual value calculated at the time of adjustment.

To determine the MVA for an FTD at the time of a premature withdrawal, surrender, or selection of an Income Option from that FTD, we first calculate an MVA ratio (as described below, under “FTD Market Value Adjustment Formula”). We then multiply this ratio by the amount you have withdrawn, surrendered, or applied to an Income Option to calculate the amount of the MVA.

Note:

An MVA will either increase or decrease the amount you receive and you could lose a substantial portion of the Premium(s) you originally invested. You should carefully consider your income needs. You directly bear any investment risk associated with an MVA.

Purpose of an MVA

An MVA generally reflects the relationship on any given day between the interest rate you would earn if your Contract Accumulation remained in the existing FTD until its maturity, and the interest rate you would earn if your Contract Accumulation were transferred to a new FTD with a comparable remaining term on that day.

The difference between these values roughly corresponds with gain or loss we would incur in selling the assets we purchased to support our obligations under the existing FTD in order to pay for an early withdrawal from an FTD. An MVA imposes this gain or loss on you. The greater the difference in interest rates, the greater the effect that an MVA will have on your Contract Accumulation. The amount of time remaining until maturity for a particular FTD also will affect the determination of an MVA; the greater the length of time remaining until maturity, the greater the effect an MVA will have on your Contract Accumulation.

As a general rule, if interest rates have increased since your FTD was issued, the MVA will be negative and will decrease the amount that you receive; if interest rates have decreased during that period by more than 0.25%, the MVA will be positive and will increase the amount that you receive. The MVA formula (as set forth below) contains a 0.25% factor that is designed to compensate us for certain expenses and losses that we may incur, either directly or indirectly, as a result of a premature surrender, withdrawal, or selection of an Income Option. Thus, even if interest rates remain the same during the period, or decrease by less than 0.25%, the MVA will be negative due to the 0.25% factor. The length of the remaining term on the FTD affects the impact of the 0.25% factor. (For example, if you have 5 years remaining in the FTD, the 0.25% factor will decrease the withdrawal amount by 1.25%.)

Exceptions

Any surrender, withdrawal, or selection of an Income Option from an FTD before the end of its term is considered premature and is subject to an MVA except for:

1)	a surrender to cancel the Contract during the “free look” period;

2)	systematic interest withdrawals;

3)	a surrender or withdrawal made by you within the last 30 days of an FTD’s term;

4)	Income Options that begin during the last year of an FTD’s term; and

5)	amounts withdrawn to pay the death benefit.

Application of MVA.

We calculate a separate MVA for each FTD by multiplying the amount that you surrender, withdraw, or from which you apply your Contract Accumulation to an Income Option prematurely by the ratio calculated in accordance with the MVA formula set forth below. If multiple FTDs are affected by your premature surrender, withdrawal, or selection of an Income Option, we will apply multiple MVAs, some of which may be positive and some of which may be negative.

We will apply an MVA to each amount prematurely surrendered, withdrawn, or applied to an Income Option from an FTD. We will calculate the MVA as of the date we receive your written request for surrender or withdrawal or on the Annuity Starting Date before we calculate any annuity payments. If an MVA is positive, we will credit the additional amount to the surrender, withdrawal, or annuity payment; if an MVA is negative, we will deduct the amount from the surrender, withdrawal, or annuity payment. The MVA is calculated based on the Contract Accumulation before any surrender charge. We will also deduct any applicable premium taxes that we have not previously deducted from Premiums or Contract Accumulation before paying any surrender, withdrawal, or annuity payment. We will calculate any MVA and/or premium taxes independently of one another, each calculated based on your Contract Accumulation that you are withdrawing or annuitizing before any of the other adjustments. State laws and regulations may differ as to when we apply the MVA. If you were a New York resident at the time you purchased your Contract, we will not assess an MVA if you apply your

Contract Accumulation to an Income Option, even if you do so more than one year before the end of an FTD’s term. See Appendix B – State Variations for details.

FTD Market Value Adjustment Formula

As described above, the Market Value Adjustment applied to an early withdrawal of an FTD reflects the relationship between the interest rate you would earn if you held an existing FTD to its maturity and the interest rate you would earn if you transferred those same assets to a new current FTD with a comparable remaining term. The difference between these two values roughly corresponds with gain or loss we would incur in selling the assets we purchased to support our obligations under the existing FTD in order to pay for the early withdrawal. To compensate us for certain expenses and losses we may incur when you take an early withdrawal from an FTD, either directly or indirectly, we also deduct 0.25% when comparing the interest rates in the MVA formula. Generally, when the interest rate for the ‘current FTD’ would be higher than the rate for the ‘existing FTD’ minus 0.25%, the MVA will result in a loss, and when the interest rate for the ‘current FTD’ would be lower than the rate for the ‘existing FTD’ minus 0.25%, the MVA will result in a gain. The MVA imposes this gain or loss on you.

In calculating the MVA, we account for:

(1)	the amount of time remaining until the FTD’s originally scheduled maturity date;

(2)	the FTD’s original interest rate; and

(3)	the corresponding interest rate for a similar new investment with a term equal to the time remaining until the FTD’s original maturity date.

For item (3) in this calculation, we use the rate for a current FTD we may offer (in any contract) of the appropriate term length (which term will generally be a length closest to the time remaining in the FTD). If we do not offer such an FTD at the time of the early withdrawal date of the FTD being withdrawn, then we will use the yields for U.S. Treasury STRIPS of appropriate term lengths for the interest rate of both item (2), the FTD’s original interest rate, and item (3).

The formula used to determine the amount of an MVA is as follows:

MVA = the amount of the withdrawal (N x R)

where:

N	=	the number of years remaining until maturity of the FTD. This number is calculated by multiplying the number of days remaining until maturity by 12 and dividing by 365, rounding the result up to the next whole number, and then dividing this result by 12.

The formula for “N” takes the remaining time to maturity in days and converts it to an equivalent figure in years after first calculating an equivalent period in months and rounding up to the next whole number of months.

We then calculate a value “M” which is equal to “N” rounded up to the next whole number. “M” is the time remaining to maturity rounded up to the next whole number of years. This whole number of years is the term we will use to determine the appropriate current rate of interest used in the MVA formula.

R	=	“I” reduced by “J” and further reduced by 0.25%, where “I” and “J” are calculated as follows:

“I” is the FTD’s original interest rate. “J” is the corresponding current rate for an investment from the time of the early withdrawal until the FTD’s original maturity date.

The transaction date equals the applicable Annuity Starting Date or the effective date of the withdrawal or surrender.

If a new FTD with a term of “M” years is available to you on the transaction date, then

I = the interest rate applicable to the original FTD

J = the interest rate applicable to a new FTD with a term of “M” years being offered on the transaction date

If a new FTD with a term of “M” years is not available to you on the transaction date, then

I = the yield, as of the effective date of the FTD, of the STRIPS for which the time then remaining until maturity is closest, within six months, to the term of the FTD. If no STRIPS within six months is available, then “I” equals the interpolation of the yields, as of the effective date of the FTD, of the closest STRIPS maturity prior to and the closest STRIPS maturity following the term of the FTD; and

J = the yield, as of the transaction date, of the STRIPS for which the time then remaining until maturity is closest, within six months, to “M” years. If no STRIPS within six months is available, then “J” equals the interpolation of the yields, as of the transaction date, of the closest STRIPS maturity prior to and the closest STRIPS maturity following “M” years.

STRIPS refers to U.S. Treasury STRIPS. The STRIPS yield is the U.S. Treasury STRIPS asked yield reported by The Wall Street Journal, or any successor thereto. If the U.S. Treasury STRIPS asked yield is no longer reported by The Wall Street Journal or its successor, we will choose a substantially similar yield, subject to any requisite approval of the insurance supervisory official of the jurisdiction in which the Contract is issued.

Demonstration of an FTD MVA

All assumptions, including interest rates, are hypothetical for illustration purposes only.

Example 1:

If a Contract owner invested $10,000 in a 10-year FTD and then made a full withdrawal from the FTD three years after purchase, the following MVA would be calculated if the interest rate on a new FTD with a seven- year term was 1% less than the interest rate on the original FTD.

	At Purchase	At Withdrawal
Premium	$10,000
Amount of FTD withdrawn (total accumulation balance in this example)		$10,927
Original/Remaining Time (years)	10	7
Original FTD Rate	3.00%
New FTD Rate (offered on 7-year FTD at the time of the withdrawal)		2.00%

MVA		$574

Total amount of FTD withdrawal		$11,501

In the MVA formula N x R = N x (I-J-0.25%), “N”= 7, “I”= 3.00%, and “J”= 2.00%. This factor is then applied to the Contract Accumulation at withdrawal to arrive at the total MVA.

MVA = $10,927 x (7 x (3.00%-2.00%-0.25%)) = $574

So, the MVA results in an FTD withdrawal of the amount withdrawn of $10,927, plus a positive MVA of $574, for a total FTD withdrawal payout of $11,501.

Example 2:

If a Contract owner invested $10,000 in a 10-year FTD and then made a full withdrawal from the FTD three years after purchase, the following MVA would be calculated if the interest rate on a new FTD with a seven- year term was 1% greater than the interest rate on the original FTD.

	At Purchase	At Withdrawal
Premium	$10,000
Amount of FTD withdrawn (total accumulation balance in this example)		$10,927
Original/Remaining Time (years)	10	7
Original FTD Rate	3.00%
New FTD Rate (offered on 7 year FTD at the time of the withdrawal)		4.00%

MVA		$(956)

Total amount of FTD withdrawal		$9,971

In the MVA formula N x R = N x (I-J-0.25%), “N”= 7, “I”= 3.00%, and “J”= 4.00%. This factor is then applied to the Contract Accumulation at withdrawal to arrive at the total MVA.

MVA = $10,927 x (7 x (3.00%-4.00%-0.25%)) = -$956

So, the MVA results in an FTD withdrawal of the amount withdrawn of $10,927, minus a negative MVA of $956, for a total FTD withdrawal payout of $9,971.

Example 3:

If a Contract owner invested $10,000 in a 10-year FTD and then made a full withdrawal from the FTD three years after purchase, the following MVA would be calculated if the interest rate on a new FTD with a seven- year term was the same as the interest rate on the original FTD.

	At Purchase	At Withdrawal
Premium	$10,000
Amount of FTD withdrawn (total accumulation balance in this example)		$10,927
Original/Remaining Time (years)	10	7
Original FTD Rate	3.00%
New FTD Rate (offered on 7 year FTD at the time of the withdrawal)		3.00%

MVA		$(191)

Total amount of FTD withdrawal		$10,736

In the MVA formula N x R = N x (I-J-0.25%), “N”= 7, “I”= 3.00%, and “J”= 3.00%. This factor is then applied to the Contract Accumulation at withdrawal to arrive at the total MVA.

MVA = $10,927 x (7 x (3.00%-3.00%-0.25%)) = -$191

So, even though interest rates have remained the same, the MVA results in an FTD withdrawal of the amount withdrawn of $10,927, minus a negative MVA of $191, for a total FTD withdrawal payout of $10,736.

Summary of Contract Allocation Options

	PURPOSE	BENEFIT	DRAWBACKS
STHA	Temporary guaranteed interest account until value is reallocated to an FTD. This is a default account when contract value cannot be allocated to an FTD; you cannot allocate to this account.

•

Up to 45 day flexibility to reallocate assets in this account as you like to any FTD or withdraw value without a Contract charge.

•

After 45 days, we automatically reallocate to the shortest available FTD.

• You cannot leave value in the STHA longer than 45 days. • If we reallocate automatically, you cannot reallocate again until the shortest FTD matures. • Generally, pays lower interest rate than FTDs.

	PURPOSE	BENEFIT	DRAWBACKS
FTD	Provide guaranteed interest rate for terms of 5-10 years, with longer terms usually providing the highest interest rate.	• Lock in a guaranteed rate for the FTD term. • Multiple FTD term options to diversify your interest credit risk.	• FTD account value is less liquid than STHA value. Early withdrawals are subject to a surrender charge and market value adjustment.
Income Options	Provide several other annuity income options.	• Locks in annuity income in the payout option you choose. • Payments are taxed as annuity payments.	• No liquidity. Payments must be made as scheduled.

Conflicts of Interest

Please note that TIAA financial professionals have an incentive to recommend products or services available through TIAA, that increases their compensation and the compensation to TIAA and its affiliates. As such, TIAA financial professionals have a conflict of interest when they offer or recommend a TIAA contract over another investment. Learn more about our compensation practices and related conflicts of interest at TIAA.org/relationshipdisclosures. In addition, some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase a new contract rather than continue to own the existing contract.

BENEFITS AVAILABLE UNDER THE CONTRACTS

The following table summarizes information about the benefits available under the Contracts.

Name of benefit Purpose	Standard/ Optional	Maximum fee	Brief description of restrictions/limitations
Death benefit
The amount of the death benefit is your Contract Accumulation, if any.	Standard	None	• Withdrawals could significantly reduce the death benefit. • Annuitizing the Contract terminates the benefit.
Systematic Interest Withdrawals
	Optional	None We may impose a fee of up to $5 per payment for systematic interest withdrawals paid by check.

•

If your initial Premium is at least $25,000, you may request systematic withdrawals of the interest that we have credited to your FTD Values.

•

May be paid monthly, quarterly, semi-annually or annually.

•

Systematic interest withdrawals can only be initiated when the Contract is issued and can be cancelled only by surrendering the Contract.

•

We do not assess a surrender charge or apply an MVA on systematic interest withdrawals; however, systematic interest withdrawals are subject to federal income tax, and a 10% IRS premature distribution tax on earnings may apply if you are under age 59 1⁄2.

CHARGES

No Deductions from Premiums. The Contract does not provide for any front-end charges (except for premium taxes as may be required in certain jurisdictions—and as described below).

Premium Taxes. Currently, residents of several states may be subject to premium taxes on their Contracts. We normally will deduct any charges for premium taxes from your Contract Accumulation when it is applied to an Income Option or from Premiums or Contract Accumulation when allocated to an FTD account. State premium taxes currently range from 1.0% to 3.5% of nonqualified annuity contract premium payments and are determined by state insurance laws.

Annual Maintenance Fee. Your Contract will be subject to an annual maintenance fee of $25 while there is Contract Accumulation remaining in your Contract to compensate us for the expenses associated with administering your Contract. We will assess this fee annually, on every anniversary of the date of issue of your Contract, and if you surrender your Contract. We will waive the maintenance fee if your Contract Accumulation equals or exceeds $25,000 on an anniversary of your Contract or the day you surrender your Contract. We will deduct this charge first from any amounts you have in the STHA and then from the FTD with the most recent effective date. If more than one FTD became effective on the same most recent date, we will deduct the charge from the FTD with the shortest term on the date when we deduct the charge.

Charge When Systematic Interest Withdrawals are Paid By Check. We may impose a fee of up to $5 per payment for systematic interest withdrawals paid by check.

Market Value Adjustment. If you surrender your Contract more than 30 days before the end of the FTD’s term, make a withdrawal from an FTD more than 30 days before the end of the FTD’s term, apply Contract Accumulation to an Income Option more than one year prior to the maturity of the FTD’s term, we generally will apply an MVA to the amount being surrendered, withdrawn, or applied to an Income Option. An MVA may be positive or negative, which means an MVA may increase or decrease the amount you receive as a surrender, withdrawal, or annuity payment. Accordingly, you could lose a substantial portion of the Premium(s) you originally invested. You should carefully consider your income needs before purchasing a Contract. We will not apply an MVA upon cancellation of the Contract during the “free look” period, on systematic interest withdrawals, upon surrender or withdrawal from an FTD within the last 30 days of an FTD’s term, upon application of the Contract Accumulation to an Income Option during the last year of an FTD’s term, or upon payment of the death benefit. State laws and regulations may differ as to when we apply the MVA. If you were a New York resident at the time you purchased your Contract, we will not assess an MVA if you apply your Contract Accumulation to an Income Option, even if you do so more than one year before the end of an FTD’s term. You could lose up to 100% of the amount withdrawn as a result of a negative MVA.

Surrender Charge. We will assess a surrender charge for surrenders or withdrawals taken from an FTD more than 30 days before the end of its term. The surrender charge rate equals one half the total interest rate applicable to the fixed term deposit. The surrender charge equals the surrender charge rate multiplied by the amount of the withdrawal. We will not assess a surrender charge:

1)	upon cancellation of your Contract during the “free look” period

2)	to surrenders or withdrawals within 30 days from an FTD maturity

3)	to surrenders or withdrawals from the STHA

4)	to systematic interest withdrawals

5)	to Contract Accumulation applied to an Income Option, or

6)	to death benefit payments.

Contracts issued to Connecticut residents use the term “Disintermediation Risk Charge” as opposed to “Surrender Charge.” See Appendix B – State Variations for details

RECEIVING ANNUITY PAYMENTS

You can elect to receive guaranteed annuity payments under your Contract. The determination of your annuity payment amounts will be based, among other things, on your choice of an Income Option and the amount applied to the Income Option. You may only apply Contract Accumulation to an Income Option. You may choose to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 a month, we may decide to change to less frequent payments, and, if we do, we will inform you of that decision. The total value of annuity payments that are eventually made to you may be more or less than the total Premium(s) you paid under the Contract.

If you choose to receive annuity payments that begin more than one year before the end of an FTD’s term, we will apply an MVA to the Contract Accumulation withdrawn from that FTD before we calculate your annuity payments. (See “Fixed Term Deposit — Market Value Adjustment.”) State laws and regulations may differ as to when we apply the MVA. If you were a New York resident at the time you purchased your Contract, we will not assess an MVA if you apply your Contract Accumulation to an Income Option, even if you do so more than one year before the end of an FTD’s term. We also may deduct any charges for premium taxes from your Contract Accumulation before we apply it to an Income Option. (See “The Contract”— “Charges”— “Premium Taxes.”)

WHEN ANNUITY PAYMENTS BEGIN

Generally, you pick the date when you want annuity payments to begin when you complete your application for a Contract. The date you choose cannot be later than any Annuitant’s or any Contract owner’s 90th birthday. You can choose or change the Annuity Starting Date at any time before annuity payments actually begin. In any case, the Annuity Starting Date cannot be earlier than fourteen months after the day your Contract is issued (twelve months for Contracts issued in Florida). Your first annuity check may be delayed while we process your choice of Income Option and calculate the amount of your initial payment.

For payments to begin on the Annuity Starting Date that you chose, we must receive, in Good Order at our Administrative Office, all information and documentation necessary for the Income Option you have picked. If you have Contract Accumulation for which we have not received all the necessary information in Good Order, we will defer the Annuity Starting Date for that Contract Accumulation until the first day of the month after the information has reached us in Good Order, but not beyond the Annuitant’s or any Contract owner’s 90th birthday. If you have not picked an Income Option, or if we have not otherwise received all the necessary information by the latest Annuity Starting Date, we will begin payments under a One-Life Annuity with a 10-year guaranteed period.

We will send your annuity payments by mail to your home address or (if you request) by mail or electronic fund transfer to your bank. If you want to change the address or bank where you want your annuity payments sent, it is your responsibility to notify us. We can send payments to your residence or most banks abroad.

ANNUITY PAYMENTS

Your annuity payments are based on your Contract Accumulation applied to provide the annuity payments on the Annuity Starting Date. At the Annuity Starting Date, the dollar amount of each annuity payment resulting from your Contract Accumulation will become fixed, based upon:

•	the Income Option you choose,

•	the length of the guaranteed period you choose, if applicable,

•	the frequency of payment you choose,

•	the ages of the Annuitant and any Second Annuitant,

•	our then-current annuity rates, which will not be less than those specified in your Contract’s rate schedule and

•	any premium taxes and/or MVAs applied to your Contract Accumulation on the Annuity Starting Date, if applicable.

INCOME OPTIONS

You have a number of different Income Options.

•

One-Life Annuity with or without a Guaranteed Period. This Income Option provides for annuity payments as long as the Annuitant lives. If you choose a guaranteed period (i.e., 10, 15 or 20 years) and your Annuitant dies before the guaranteed period is over, annuity payments will continue to you or your Beneficiary until the end of the guaranteed period you selected. If you do not choose a guaranteed period, all annuity payments end at the Annuitant’s death – so it is possible for the Annuitant to receive only one payment if the Annuitant dies less than a month after annuity payments start.

•

Fixed-Period Annuities. This Income Option provides for annuity payments for a stipulated period of not less than two years or more than 30 years. At the end of the period you’ve chosen, annuity payments will stop. If you and your joint owner, if any, die before the period is up, your Beneficiary becomes the Contract owner.

•

Two-Life Annuities with or without a Guaranteed Period. This Income Option provides for annuity payments as long as the Annuitant or Second Annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, if you choose one, whichever period is longer. There are three types of Two-Life Income Options, all available with or without a guaranteed period – Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half-Benefit After the Death of the Annuitant.

We may offer different Income Options in the future.

The commuted value of any annuity payments remaining to be paid after the death of the Annuitant(s) and during a guaranteed period may be paid in a lump sum, unless the Contract owner(s) direct(s) us otherwise. The commuted value is the present value of the remaining annuity payments that will be paid in a lump sum, and such present value is equal to the sum of the scheduled annuity payments less the interest that would have been earned on those payments, from the effective date of the commuted value calculation to the dates when each of the scheduled annuity payments would have been made. The circumstances under which commuted value will be paid are described below in the section entitled “General Matters –Payment to an Estate,Guardian, Trustee, etc.”

The Fixed-Period Annuities Income Option is not available if you were a New York resident at the time you purchased your Contract.

Annuity payments are subject to federal income tax.

DEATH BENEFITS

AVAILABILITY AND CHOOSING BENEFICIARIES

Unless the “Special Option For Spouses” (which is described immediately below) applies, the death benefit will be paid to the death benefit payee(s) if any Contract owner or Annuitant dies while there is a Contract Accumulation remaining. We will pay the death benefit on the date that we receive due proof of your death. When you complete your application for a Contract, you will name one or more Beneficiaries to receive the death benefit if any Contract owner or Annuitant dies. You can change your Beneficiaries at any time that there is Contract Accumulation remaining. For more information on designating Beneficiaries, you should contact us, and you may also want to consult your qualified legal adviser.

SPECIAL OPTION FOR SPOUSES

If the surviving spouse is the sole Beneficiary when the Owner dies, the surviving spouse can choose to become the Contract owner and continue the Contract, or receive the death benefit. If the surviving spouse does not make a choice within 60 days after we receive (in Good Order) due proof of death, the surviving spouse will automatically become the Contract owner and Annuitant, and no death benefit will be paid.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the Contract and all Contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “Spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. The Respect for Marriage Act, provides certain protections for interracial and same-sex marriages. The impact of this law on existing IRS guidance regarding civil unions and domestic partnerships is uncertain. Please consult a qualified tax adviser for more information on this subject.

AMOUNT OF DEATH BENEFIT

The amount of the death benefit is your Contract Accumulation, if any. Each payee’s death benefit payable date is the date when we have received due proof of death of either the Contract owner or the Annuitant, and all information that we require for payment of the payee’s portion of the death benefit has been received by us at our Administrative Office in Good Order. We will not deduct a surrender charge or apply an MVA to the death benefit payment.

When a death benefit becomes payable, all FTDs will be terminated, and all FTD Values will be applied to the STHA for payment as a death benefit.

METHODS OF PAYMENT OF DEATH BENEFITS

Except as provided below, if a Death Benefit is payable, a Beneficiary may elect a lump sum payment, or, subject to the terms of the contract and State specific provisions, elect to have his or her interest distributed over his or her life, or over a period not extending beyond his or her life expectancy.

Death benefit payments in the form of a period certain or life annuity must have the first payment made within one year of date of death, and must also meet the timing requirements for making an election. Otherwise, the lump sum death benefit must be paid within five years of date of death. Upon payment of the death benefit, the Contract will terminate. Because Beneficiaries may provide the required information to us on different days, Beneficiaries may receive differing amounts, even where all Beneficiaries have been designated so as to share equally in the death benefit proceeds.

In all events, the death benefit and the termination provisions of the Contract will be administered in accordance with the requirements of Section 72(s) of the IRC, as applicable to your Contract.

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITIES

Contract Eligibility. The Contract can only be purchased as an individual, Non-Qualified contract. All tax information in this prospectus is limited to Non-Qualified Contracts.

Non-Natural Persons. When the Owner of any Contract is not a natural person (such as a trust), the Owner must generally include in income any increases in the value of the Contract during the taxable year. There are significant exceptions to this rule, such as grantor trusts and certain trusts for the benefit of individuals and a prospective Contract owner which is not a natural person should discuss these potential exceptions with a qualified tax adviser.

The following discussion applies generally to Contracts owned by a natural person that qualify as annuity Contracts for federal income tax purposes.

In General. Internal Revenue Code (IRC) Section 72 governs annuity taxation generally. An Owner who is a natural person usually won’t be taxed on increases in the value of a Contract until there is a distribution (i.e., the Owner withdraws all or part of the Contract Accumulation or takes annuity payments). Since transfers among Investment Accounts under the Contract aren’t considered distributions, they won’t be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the Contract Accumulation usually will be considered a distribution.

Withdrawals. If you make a withdrawal, the IRC generally treats such a withdrawal as first coming from earnings and then from your Premiums. Such withdrawn earnings are includible in income.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the IRC requires any Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. If the beneficiary is a natural person, the entire interest in the contract may be distributed over the life or life expectancy of the beneficiary, instead of over five years (See “Methods of Payment of Death Benefits”).

However, if the designated Beneficiary is the surviving spouse of the deceased Owner (as defined under federal law), the Contract may be continued with the surviving spouse as the new Owner (See “Death Benefits”—“Definition of Spouse Under Federal Law”). If the beneficiary is a trust or other entity, which is not treated as a natural person under the tax law, any change in the primary Annuitant is treated as the death of the Owner for required distributions purposes.

Contract endorsements contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

10% Premature Distribution Tax Penalty on Certain Withdrawals. The IRC also provides that any amount you receive from your Contract that is included in income may be subject to an additional premature distribution tax (referred to as a “premature distribution tax penalty”) . The amount of the IRS premature distribution tax is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from this treatment. They include any amounts:

(1)	paid on or after the taxpayer reaches age 59 1⁄2 ;

(2)	paid after the taxpayer’s death;

(3)	paid if the taxpayer becomes totally disabled (as that term is defined in the IRC);

(4)	paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)	paid under an immediate annuity; or

(6)	that come from purchase payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% premature distribution tax) but for the exception plus interest for the tax years in which the exception was used.

A 1035 Exchange is generally disregarded in determining whether a series of substantially equal periodic payments is modified, provided that in the aggregate the contracts involved in the exchange continue the substantially equal periodic payments.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, these amounts are taxed to the recipient if distributed in a lump sum, in the same manner as a surrender of the Contract.

Partial 1035 Exchanges. Section 1035 of the IRC provides that a Contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. IRS guidance provides that if a distribution occurs from either of the contracts involved within 180 days of a partial exchange that the IRS may apply general tax principles to determine the substance and hence, the treatment of the transfer. This could result, for example, in the subsequent distribution being treated as money received in the exchange. This 180 day rule does not apply to subsequent distributions taken to effect another 1035 exchange. The IRS guidance also provides that Partial 1035 exchanges are disregarded for purposes of determining whether 2 or more deferred annuity contracts have been purchased from an insurer and its affiliates in a 12-month period. Contract owners should consult their own qualified tax advisers prior to entering into a partial exchange of an annuity contract.

Medicare Tax. Distributions from Contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a qualified tax advisor for more information.

Transfers, Assignments or Exchanges of a Contract. Transferring or assigning Contract ownership, pledging the Contract as security for a loan, designating an Annuitant, payee or other Beneficiary who is not also the Owner, selecting certain annuity start dates, or exchanging a Contract can have other tax consequences that we don’t discuss here. We will not record a transfer of ownership unless you tell us the transfer is a gift or, if not, the amount the new owner paid for the Contract. This information is required for tax reporting purposes. If you’re thinking about any of those transactions, contact a qualified tax adviser.

Annuity Payments. Although the tax consequences may vary depending on the annuity payment option you select, in general, only a portion of the annuity payments you receive will be includable in your gross income. In general, the excludable portion of each annuity payment you receive will be determined as follows: by dividing the “investment in the contract” on the annuity start date by the total expected return of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If, after the annuity start date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the contract” as of the annuity start date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

Partial Annuitization. If part of an annuity contract’s value is applied to an annuity that provides payments for one or more lives or for a period of at least ten years, those payments will be taxed as annuity payments instead of withdrawals. While the Contract does not offer partial annuitization, this treatment may be obtained through a Partial 1035 Exchange (as described above) to an immediate annuity contract. Please note that if you choose to apply part of your Contract Accumulation to a Fixed Period Annuity for less than ten years, those payments will be taxed less favorably, as withdrawals, rather than as annuity payments. Consult your qualified tax advisor. See “The Contract—the Annuity Period.”

WITHHOLDING

Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, IRC Section 72(e) will generally treat as one contract all TIAA and TIAA Non-Qualified deferred annuity Contracts issued to the same Owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% premature distribution tax (see above). Consult a qualified tax adviser before buying more than one annuity Contract for the purpose of gaining a tax advantage.

Annuity Purchases by Residents of Puerto Rico. The IRS’ current position is that income from a nonqualified annuity received by residents of Puerto Rico from contracts issued by a U.S. insurer is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Non-citizens of the United States and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.

In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. This Contract may not be available to certain foreign entity purchasers.

Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity Contract purchase.

OTHER TAX ISSUES

Possible Charge for TIAA’s Taxes. Currently, we do not charge the Contracts for any federal, state, or local taxes on it other than premium taxes (See “The Contract”—“Charges”—“Premium Taxes”), but we reserve the right to charge the Contracts for any tax or other cost resulting from tax laws that we believe should be attributed to the Contracts.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Federal Estate Taxes, Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information. Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2025, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $13.199 million and 40%, respectively. The exemption amounts are permanently increased for 2026 under the 2025 One Big Beautiful Bill Act (See “Enacted Tax Legislation”) to $15 million and could increase in subsequent years with inflation. The maximum rate remains at 40% for 2026. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Premium Taxes. Some states, the District of Columbia, and Puerto Rico assess premium taxes on the premiums paid under the Contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, the nonqualified premium taxes range from 1.0% to 3.5% depending on the state.

2025 Tax Legislation. On July 4, 2025, Congress enacted the One Big Beautiful Bill Act, Public Law 119-21. This law did not specifically address taxation of annuity contracts. However, the Act concerns individual tax rates and expiring individual tax provisions, among many other individual tax provisions, and is likely to affect your personal tax situation. One such provision is the increase to the federal estate tax, gift tax and GST tax exemptions (see “Federal Estate Taxes, Generation-Skipping Transfer Taxes”). You should consult a tax adviser with respect to these legislative developments.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and qualified the above discussion does not constitute tax advice.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation and cannot be used to avoid any tax. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

GENERAL MATTERS

TELEPHONE AND INTERNET

To speak with a customer service representative to make requests related to your Contract or to obtain more information, you can call the Administrative Office toll-free at 877-694-0305.

You can also use the TIAA Web Center’s account access feature to check your Contract Accumulation. To use the Web Center’s account access feature, access the TIAA Internet home page at www.tiaa.org.

CONTACTING TIAA

We will not consider any notice, form, request, or payment to have been received by us until it reaches our Administrative Office. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf. You can ask questions by calling toll-free 877-694-0305.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call toll-free at 877-694-0305, and we will send it to you.

DELAYS IN PAYMENTS

We have the right to defer withdrawals from the Short Term Holding Account for up to six months. If we defer such withdrawals for 10 or more Business Days, we will credit interest to such amounts at the rate we are currently crediting to the STHA, but not less than your Contract’s minimum guaranteed interest rate. If, at any time, applicable state law requires the crediting of a higher rate of interest, we will credit such higher rate.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, or any other required documents, to your household, even if more than one Contract owner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may write us or call us toll-free at 877-694-0305.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send to you.

LOANS

Loans are not available under your Contract.

OTHER ADMINISTRATIVE MATTERS

The Contract and the completed application are the entire contractual agreement between you and TIAA. Any endorsement to or amendment of the Contract or waiver of any of its provisions will be valid only if in writing and signed by an executive officer or a registrar of TIAA. All benefits are payable at our home office at 730 Third Avenue, New York, NY 10017-3206 or at our Administrative Office.

ASSIGNMENT OF CONTRACTS

You may not assign the entire Contract. Subject to our prior approval of your written notice and request to us, you may assign the available Contract Accumulation (which is Contract Accumulation not already subject to an assignment). We assume no responsibility for the validity of any assignment of Contract Accumulation, nor will notice to us of any assignment be effective unless it is in writing and has been received in Good Order and approved by us. The rights of the Contract owners, Annuitant, any Second Annuitant, any Beneficiaries and any other person to receive benefits under your Contract will be subject to the terms of any assignment. You should consult a qualified tax adviser before making any assignment of your Contract. We reserve the right to restrict any such assignment of Contracts in our sole discretion on a non-discriminatory basis, except where any such restriction would be prohibited by state law. You may not assign annuity payments.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that is not a natural person. TIAA will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a Contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by us, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that the Annuitant, Second Annuitant, or anyone named to receive benefits under a Contract is living on the date payment is due. If this proof is not received in Good Order after a request in writing, we will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a Two-Life Annuity we have overpaid benefits because we were not notified of a death, we will reduce or withhold subsequent payments until the amount of the overpayment has been recovered by us with appropriate adjustments.

PROTECTION AGAINST CLAIMS OF CREDITORS

The benefits and rights accruing to you or any other persons under the Contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

PROCEDURES FOR ELECTIONS AND CHANGE

You have to make any changes or elections under the Contract in a form acceptable to us at our home office at 730 Third Avenue, New York, NY 10017- 3206 or at our Administrative Office. If you send us a notice changing your Beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed by you, even if you then die before the notice actually reaches us. Any other notice will take effect as of the date we receive it. If we take any action in good faith before we receive a valid notice, we will not be subject to liability even if our acts were contrary to what you told us in the notice. If a joint owner has been named and both owners are living, authorization from both owners is required for changes and transactions other than the allocation of Premiums.

REPORTS

At least once each year, we will send you a report showing your current Contract Accumulation, FTD Values, interest credited, surrender charges deducted and MVAs applied, if any, during the period covered by the report, and any other information required by law.

PRINCIPAL UNDERWRITER

The Contract is no longer available for sale. The Contract was offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), the principal underwriter of the Contract. TC Services, a subsidiary of TIAA. The main office of TC Services is at 730 Third Avenue, New York, New York 10017-3206.

OTHER INFORMATION

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract owners, Insureds, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their Insureds’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to Teachers Insurance and Annuity Association of America, Administrative Office, P.O. Box 724508, Atlanta, Georgia 31139, by calling us between the hours of 8:00 a.m. and 6:00 p.m. ET, Monday-Friday, toll-free at 877 694-0305, or 24 hours a day via our website www.tiaa.org.

LEGAL PROCEEDINGS

Neither TIAA nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the ability of TIAA to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Registrant.

FINANCIAL STATEMENTS

Our financial statements have been included in the SAI.

Appendix A — Fixed Term Deposit Options and Short Term Holding Account Available Under the Contract

The following is a list of FTDs currently available under the Contract. We may change the features of the FTDs listed below, offer new FTDs, and discontinue or terminate offering certain existing guarantee periods in the future. We will provide you with written notice before doing so. See “Fixed Term Deposit (“FTD”)” in the prospectus for more information about the FTDs.

Note: A positive or negative MVA is assessed if any portion of the value is removed from an FTD before the end of an FTD term. This may result in a significant reduction in your Contract value. See “Market Value Adjustment and Charges – Market Value Adjustments” in the prospectus for more information about the MVA.

Fixed Term Deposit Term	Minimum Guaranteed Interest Rate

5 Years	1%

6 Years	1%

7 Years	1%

8 Years	1%

9 Years	1%

10 Years	1%

Minimum Guaranteed Interest Rate

Short Term Holding Account	1%

Appendix B – State Variations

State	Feature	State Variation
Connecticut	Surrender Charge	The Surrender Charge is known as the “Disintermediation Risk Charge.”
New York	Surrender Charge

The Surrender Charge is the lesser of (i) the New York Prescribed Schedule for an FTD or (ii) the withdrawal amount x ½ of the FTD credited rate.

The New York Prescribed Schedule is max (0%, 7% - (full years completed from original FTD inception x 1%))

When applying the surrender charge calculation, the withdrawal amount used is adjusted for any MVA first.

New York	MVA	No MVA is assessed if you apply your Contract Accumulation to an Income Option, even if you do so more than one year before the end of an FTD’s term.

[Back Cover]

For more information about Investment Horizon Annuity

How to reach us

TIAA website

Account performance, personal account information and transactions, product descriptions, and information about allocation options

www.tiaa.org

24 hours a day, 7 days a week

Administrative Office

(877) 694-0305

8:00 a.m. to 6:00 p.m. ET Monday–Friday

The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI, dated the same date as this prospectus, is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or for more information about the Contract, call us at (877) 694-0305, visit our website at www.tiaa.org or write to us at: at our Administrative Office:

TIAA

P.O. Box 724508

Atlanta, Georgia 31139

Reports and other information about TIAA are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

FOR

TIAA INVESTMENT HORIZON ANNUITY

Individual Flexible Premium Modified Guaranteed Annuity Contract

Issued by Teachers Insurance and Annuity Association of America

This Statement of Additional Information (“SAI”) contains additional information regarding the Investment Horizon Annuity, an Individual Flexible Premium Modified Guaranteed Annuity Contract (the “Contract”) Issued by Teachers Insurance and Annuity Association of America (“TIAA”) and offered through TIAA-CREF Individual & Institutional Services, LLC (“TC Services”).

This SAI is not a prospectus and should be read together with the current Prospectus for the Contract, dated January 2, 2026. You may obtain a copy of the Prospectus or make inquiries about your Contract at no charge by writing us at: Teachers Insurance and Annuity Association of America, P.O. Box 724508 Atlanta, Georgia 31139; by calling us toll-free at 877-694-0305; by visiting our website at www.tiaa.org; or by accessing the Securities and Exchange Commission’s website at www.sec.gov

Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

SAI dated May 1, 2026

Teachers Insurance and Annuity Association of America (“TIAA”)

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Governors, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA also offers insurance policies and financial products other than TIAA Access, and some of these products, such as fixed annuities, are supported by the assets in our general account.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems based on assets under management in the United States. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF’s products

The Contracts were previously issued by TC Life. On December 31, 2025, TIAA Life, 100% owned by TIAA, merged into TIAA (the “Merger”). On the date of the Merger, TIAA acquired from TIAA Life all of its assets, and TIAA Life ceased to exist. As a result of the Merger, TIAA also became responsible for all of TIAA Life’s liabilities and obligations, including those created under the Contract. TIAA’s prior financial support agreement of TIAA Life was terminated by operation of the merger of TIAA Life into TIAA.

Services

Pursuant to an administrative service agreement McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA. McCamish Systems LLC is located at 3225 Cumberland Blvd SE, Suite 700, Atlanta, GA 30339. For the years 2025, 2024 and 2023, compensation for product administrative services of $3,898,552.65, $4,206,736 and $3,807,319, respectively, was provided for all life insurance and non-qualified annuities product administration.

We also have an agreement whereby JPMorgan will provide certain custodial settlement and other associated services. JPMorgan is located at Chase Metrotech Center, Brooklyn, NY 11245. For years 2025, 2024 and 2023, compensation for trade settlement services of $ 55,372.74, $54,479.49 and $63,370, respectively, was provided to JPMorgan.

Experts

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statutory-basis financial statements as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Principal Underwriter

Distribution of the Contract. The Contracts is no longer available for sale. The Contract was offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), the principal underwriter of the Contract. TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services entered into selling agreements with third parties to distribute the Contract. TC Services is considered the “principal underwriter” for interests in the Contract. Anyone distributing the Contract must be a registered representative of TC Services or an entity that has entered into a selling agreement with TC Services. The main office of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Contracts, although we pay TC Services a fee from our General Account assets for sales of the Contracts. We paid TC Services for the fiscal year ended December 31, $4,065, 420, $3,124,753 and $2,371,159, in 2025, 2024 and 2023, respectively. We intend to recoup payments made to TC Services through fees and charges imposed under the Policy.

Purchases of Securities Being Offered

The Contract is a non-qualified flexible premium modified guaranteed annuity product offered to individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or through other payment options. As discussed in the Prospectus, TIAA does not offer different levels of classes under the Contract and only accepts Premium payments of after-tax dollars.

There are no special purchase plans or special exchange privileges in the Contract as described in the Prospectus.

Annuity Payments

Generally, you pick the date when you want annuity payments to begin when you first apply for a Contract. You can choose or change this annuity starting date at any time before annuity payments begin. All annuity payments will be made out of the fixed account. You can apply your Contract Accumulation to provide annuity payments from a fixed account that is part of our General Account. Annuity payments will be based, among other things, on the amount of your Contract Accumulation selected for annuitization, your choice of Income Option, and your choice among the payout options. You may elect to receive monthly, quarterly, semi-annual or annual payments.

Your payments are based on your Contract Accumulation selected for annuitization determined on the last Business Day before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your Contract Accumulation selected for annuitization is fixed, based upon:

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the Annuitant and any Second Annuitant, and

•	the current annuity rates, not to be less than those specified in your Contract’s rate schedule.

Payments are not variable—they will not change based on the investment experience of any Investment Account. Before choosing to annuitize, you should consult your tax advisor.

For a further discussion of Annuity payments, see the Prospectus under the heading “The Contract—The Annuity Period”.

Additional Information

State Regulation

TIAA is subject to regulation by the New York Department of Financial Services (“Department”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA must file with the Department periodic statements on forms promulgated by the Department. The Company books and assets are subject to review and examination by the Department and the Department’s agents at all times.

Legal Matters

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Deirdre Hykal, Executive Vice President, General Counsel, Product & Distribution Law of TIAA.

Carlton Fields, P.A. has provided advice on certain matters relating to the federal securities laws.

Registration Statement

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the Securities Act of 1933 (“1933 Act”), and all material rights and obligations with respect to the Contracts are disclosed in the Prospectus. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

Audited financial statements of Teachers Insurance and Annuity Association of America (TIAA) follow.

Table of contents for audited statutory—basis financial statements

B-6	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

Opinions

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).

Unmodified opinion on statutory basis of accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

(646) 471 3000

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-7

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 11, 2026

B-8	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions, except share amounts)	2025	2024

ADMITTED ASSETS

Bonds	$222,873	$213,616

Preferred stocks	908	1,054

Common stocks	3,920	2,361

Mortgage loans	36,692	38,205

Real estate	3,424	3,518

Cash, cash equivalents and short-term investments	520	3,541

Contract loans	362	433

Derivatives	1,448	1,929

Securities lending collateral assets	2,474	1,373

Other invested assets	43,663	43,476

Total cash and invested assets	316,284	309,506

Investment income due and accrued	2,288	2,128

Net deferred federal income tax asset	1,783	1,799

Other assets	1,873	1,248

Separate account assets	58,134	53,294

Total admitted assets	$380,362	$367,975

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$263,239	$257,099

Dividends due to policyholders	2,312	2,308

Interest maintenance reserve	1,193	1,539

Borrowed money	110	100

Asset valuation reserve	6,358	6,172

Derivatives	831	98

Payable for collateral for securities loaned	2,474	1,373

Other liabilities	5,170	6,005

Separate account liabilities	57,002	52,231

Total liabilities	338,689	326,925

Capital and Contingency Reserves

Capital stock and additional paid-in capital (2,500 shares of $1,000 par value common stock authorized, issued and outstanding and $550,000 paid-in capital)	3	3

Surplus notes	5,942	5,942

Contingency reserves:

For investment losses, annuity and insurance mortality, and other risks	35,728	35,105

Total capital and contingency reserves	41,673	41,050

Total liabilities, capital and contingency reserves	$380,362	$367,975

See notes to statutory-basis financial statements	Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-9

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2025	2024	2023

REVENUES

Insurance and annuity premiums and other considerations	$21,842	$19,876	$19,457

Annuity dividend additions	2,314	2,723	3,065

Net investment income	14,612	13,931	13,640

Other revenue	360	355	357

Total revenues	$39,128	$36,885	$36,519

BENEFITS AND EXPENSES

Policy and contract benefits	$27,088	$26,499	$27,993

Dividends to policyholders	4,329	4,661	5,100

Increase in policy and contract reserves	5,213	3,648	3,905

Net operating expenses	1,440	1,645	1,636

Net transfers to (from) separate accounts	(1,294)	(906)	(3,082)

Total benefits and expenses	$36,776	$35,547	$35,552

Income before federal income taxes and net realized capital gains (losses)	$2,352	$1,338	$967

Federal income tax expense (benefit)	4	(125)	8

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(2,510)	(2,677)	(1,690)

Net income (loss)	$(162)	$(1,214)	$(731)

B-10	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and

contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total

Balance, December 31, 2022	$3	$6,291	$36,435	$42,729

Net income (loss)	—	—	(731)	(731)

Change in net unrealized capital gains (losses) on investments, net of $(55) in taxes	—	—	230	230

Change in asset valuation reserve	—	—	(226)	(226)

Change in liability for reinsurance in unauthorized companies	—	—	1	1

Change in net deferred income tax	—	—	609	609

Change in post-retirement benefit liability	—	—	(4)	(4)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(126)	(126)

Other assets	—	—	(342)	(342)

Surplus (contributed to) withdrawn from Separate Accounts	—	—	(618)	(618)

Change in surplus in separate accounts	—	—	594	594

Balance, December 31, 2023	$3	$6,291	$35,822	$42,116

Net income (loss)	—	—	(1,214)	(1,214)

Change in net unrealized capital gains (losses) on investments, net of $(18) in taxes	—	—	73	73

Change in asset valuation reserve	—	—	701	701

Change in net deferred income tax	—	—	385	385

Change in post-retirement benefit liability	—	—	(6)	(6)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(309)	(309)

Other assets	—	—	(313)	(313)

Surplus (contributed to) withdrawn from Separate Accounts	—	—	(294)	(294)

Change in surplus of separate accounts	—	—	260	260

Change in surplus notes	—	(349)	—	(349)

Balance, December 31, 2024	$3	$5,942	$35,105	$41,050

Net income (loss)	—	—	(162)	(162)

Change in net unrealized capital gains (losses) on investments, net of $(210) in taxes	—	—	867	867

Change in asset valuation reserve	—	—	(186)	(186)

Change in liability for reinsurance in unauthorized companies	—	—	(6)	(6)

Change in net deferred income tax	—	—	237	237

Change in post-retirement benefit liability	—	—	(9)	(9)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(43)	(43)

Other assets	—	—	(109)	(109)

Change in surplus of separate accounts	—	—	34	34

Balance, December 31, 2025	$3	$5,942	$35,728	$41,673

See notes to statutory-basis financial statements	Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-11

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2025	2024	2023

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$21,850	$19,889	$19,457

Net investment income	13,912	13,422	12,967

Miscellaneous income	318	335	343

Total receipts	36,080	33,646	32,767

Policy and contract benefits	26,239	25,849	27,397

Operating expenses	1,217	1,665	1,536

Dividends paid to policyholders	2,011	1,990	1,943

Federal income taxes paid (received)	4	(40)	(31)

Net transfers to (from) separate accounts	(1,294)	(595)	(2,479)

Total Disbursements	28,177	28,869	28,366

Net cash from operations	7,903	4,777	4,401

CASH FROM INVESTMENTS

Proceeds from investments sold, matured, or repaid:

Bonds	25,763	20,226	24,883

Stocks	3,123	2,543	7,482

Mortgage loans and real estate	5,821	4,012	2,630

Other invested assets	4,996	3,885	2,950

Miscellaneous proceeds	312	1,026	1,331

Cost of investments acquired:

Bonds	34,574	21,469	21,896

Stocks	4,438	2,984	3,329

Mortgage loans and real estate	3,738	2,193	6,049

Other invested assets	4,960	5,484	10,056

Miscellaneous applications	3,205	1,338	1,071

Net cash used in investments	(10,900)	(1,776)	(3,125)

CASH FROM FINANCING AND OTHER

Surplus notes	1	(350)	—

Borrowed money	10	(60)	60

Net deposits on deposit-type contracts funds	63	104	(60)

Other cash provided (applied)	(98)	48	(1,780)

Net cash from financing and other	(24)	(258)	(1,780)

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(3,021)	2,743	(504)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	3,541	798	1,302

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$520	$3,541	$798

B-12	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a stock life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Governors (“Board of Governors”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

On December 4, 2025, the Company and its wholly owned subsidiary, TIAA-CREF Life Insurance Company (“TIAA Life”), executed an Agreement and Plan of Merger. Effective at the close of business on December 31, 2025, after the receipt of all required regulatory approvals, TIAA Life merged with and into the Company, with the Company as the surviving entity.

The merger was accounted for in accordance with SSAP 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities, and surplus of TIAA Life on a statutory basis were carried forward to the merged company. The common capital stock of TIAA Life was deemed cancelled by operation of law under the Plans of Merger. Each share of the Company’s capital stock issued and outstanding immediately before the merger continues to represent one share of the capital stock.

Summarized financial information for TIAA and TIAA Life presented separately for the current year and the periods prior to the merger is as follows:

	December 31, 2025
	TIAA	TIAA Life	Eliminations	Merged Totals
Total admitted assets	$361,260	$19,997	$(895)	$380,362
Total liabilities	319,587	19,112	(10)	338,689
Total capital and contingency reserves	41,673	885	(885)	41,673
Total revenues	38,348	780	—	39,128
Total benefits and expenses	36,090	686	—	36,776
Net income (loss)	(242)	80	—	(162)
Other surplus adjustments	862	(20)	(57)	785

	December 31, 2024
	TIAA	TIAA Life	Eliminations	Merged Totals
Total admitted assets	$349,971	$18,838	$(834)	$367,975
Total liabilities	308,918	18,013	(6)	326,925
Total capital and contingency reserves	41,053	825	(828)	41,050
Total revenues	36,260	685	(60)	36,885
Total benefits and expenses	34,936	611	—	35,547
Net income (loss)	(1,216)	62	(60)	(1,214)
Other surplus adjustments	158	(69)	59	148

	December 31, 2023
	TIAA	TIAA Life	Eliminations	Merged Totals
Total capital and contingency reserves	$42,111	$832	$(827)	$42,116
Total revenues	35,985	652	(118)	36,519
Total benefits and expenses	34,975	577	—	35,552
Net income (loss)	(674)	61	(118)	(731)
Other surplus adjustments	63	(126)	181	118

Eliminations included in the table above represent adjustments for TIAA’s investment in TIAA Life within total admitted assets and capital and contingency reserves, as well as related intercompany activity, including dividends paid from TIAA Life to TIAA included within total revenues and net income (loss).

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities, and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security. In addition, TIAA may otherwise engage in any business permitted under the New York Insurance Law for a domestic life stock insurance company, provided that such business supports this purpose, including without limitation by (i) enhancing the creditworthiness, financial strength and reputation of TIAA, (ii) providing all of the holders and beneficiaries of TIAA’s contracts and policies with

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-13

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

benefits of scale, increased diversity in offered products and newly innovated products and (iii) providing for additional infrastructure and support to TIAA.

The Company also issues non-qualified annuity contracts with fixed and variable components, and funding agreements issued directly to states in support of state sponsored 529 college savings and scholarship plans.

Note 2—significant accounting policies

Basis of Presentation:

The financial statements of TIAA are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

Under Regulation No. 172 (11 NYCRR 83), the Department did not adopt certain NAIC SAP guidance, specifically subparagraph 4.a. of SSAP No. 26R, Bonds, and the third sentence in footnote 1 of SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, to treat certain exchange traded funds (“ETFs”) designated by the Securities Valuation Office (“SVO”), (“SVO-Identified ETFs”), as qualifying for bond accounting treatment. Rather, the Department requires these SVO-identified ETFs to be reflected as equities under SSAP No. 30R, “Unaffiliated Common Stock”. However, if the ETF meets certain criteria, the asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) may be retained under SSAP No. 26R, and the ETF can be treated as a bond for the purpose of a domestic insurer’s risk based capital (“RBC”) report. The total balance of investment grade ETF holdings treated as equities as of December 31, 2025 and 2024, but treated as bonds for AVR, IMR and RBC, are $2,248 million and $648 million, respectively. This prescribed practice does not result in a difference to net income or capital and contingency reserves when compared to NAIC SAP.

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP Annual Statement filed with the Department.

	For the Years Ended December 31,
(in millions)	NAIC SAP#	Financial Statement Line	2025	2024	2023

Net income, New York SAP			$(162)	$(1,214)	$(731)

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase in policy and contract reserves	(2)	(3)	(3)

Net income (loss), NAIC SAP			$(164)	$(1,217)	$(734)

Capital and surplus, New York SAP			$41,673	$41,050	$42,116

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred Premium Asset Limitation	51R, 61R	Other assets	—	—	1

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	15	17	19

Capital and surplus, NAIC SAP			$41,688	$41,067	$42,136

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11 NYCRR 98), Valuation of Life Insurance Reserves, Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held to account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Company’s RBC as of December 31, 2025 and 2024 would not have triggered a regulatory event without the use of the New York SAP prescribed and permitted practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

B-14	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be available-for-sale (“AFS”) are carried at fair value rather than at amortized cost under NAIC SAP;

•

For held-to-maturity and AFS investments, lifetime expected credit losses are immediately recognized through the allowance for credit losses, and is adjusted at each reporting period. Under NAIC SAP, an impairment for securities other than asset-backed securities is recorded through earnings for the difference between amortized cost and fair value. For asset-backed securities, non-interest related other-than-temporary impairment (“OTTI”) losses shall be recorded through the AVR, while interest related other-than-temporary impairment losses may be recorded through the IMR in certain circumstances;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimable uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the AVR, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability under GAAP rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The IMR is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-15

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

•

Revenue recognition for administrative service expense reimbursements are recognized as gross revenue and gross expense in the Statements of Operations when the Company is the principal in the transaction and where the Company controls the administrative services before transferring them to the customer. Under NAIC SAP, the administration expenses incurred are included in operating expenses and any offsetting reimbursements are netted against operating expenses.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Contingency Reserves and the related Statements of Operations, Changes in Capital and Contingency Reserves, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Upon acquisition, the Company classifies bonds as either issuer credit obligations (“ICO”) or asset-backed securities (“ABS”). Bonds classified as ICO are supported entirely by the general creditworthiness of the issuer. Bonds classified as ABS are repaid by cash flows derived from specified underlying assets, subject to additional requirements related to credit enhancement and meaningful cash flows. Debt securities not meeting the criteria for either ICO or ABS classification are reported as debt securities not meeting the definition of a bond included in Other Invested Assets.

Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. The principal for Treasury Inflation Protected Securities (“TIPS”) bonds is adjusted based on inflation and is recorded as an unrealized gain or loss and amortized over the remaining life of the security. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds that the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Estimated future cash flows and expected prepayment speeds are used to determine the amortization of asset-backed securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain asset-backed securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding asset-backed securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For asset-backed securities and debt securities that do not qualify as bonds which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the asset-backed security’s effective interest rate.

For asset-backed securities and debt securities that do not qualify as bonds , when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

B-16	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

In periods subsequent to the recognition of an OTTI loss for an asset-backed security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair value of preferred stocks is determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss. Investment grade bond ETFs are accounted for as common stocks and are stated at fair value.

Investments in subsidiary, controlled and affiliated (“SCA”) entities are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through SCA entities and through real estate limited partnerships which are included in “Other invested assets.” The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company evaluates the recoverability of income producing directly held real estate investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Invested Assets: Other invested assets primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s underlying equity percentage based on the respective entity’s most recent available audited US GAAP or International Financial Reporting Standards financial statements.

Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other invested assets include the Company’s investments in debt securities that do not qualify as bonds under the Principles-Based Bond Definition and shall be reported as non-bond debt securities in scope of SSAP No. 21—Other Admitted Assets. Other invested assets also include residual tranches which apply the Allowable Earned Yield measurement method elected and shall be reported in scope under SSAP No. 21—Other Admitted Assets.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-17

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if an OTTI has occurred. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to one year at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company designates its derivative transactions as hedging or replication transactions.

Derivatives that qualify and are designated for hedge accounting are reported as assets or liabilities on the balance sheet and accounted for in a manner consistent with the hedged item. Swap coupon cash flows and income accruals are reported as a component of net investment income. The gains or losses on these contracts are recognized in a manner consistent with the disposed hedged item.

Derivatives used in hedging relationships that do not qualify or are not designated for hedge accounting are carried at fair value. Changes in fair value are reported in surplus as net unrealized capital gains (losses). Swap coupon cash flows and income accruals are reported as a component of net investment income. The gains or losses on these contracts are recognized as realized capital gains (losses) and are subject to IMR or AVR treatment.

Derivatives used in replication transactions are accounted for in a manner consistent with the cash instrument and the replicated asset. Accordingly, these derivatives are carried at amortized cost or fair value. Amortization of derivative premiums and accretion of derivative discounts, swap coupon cash flows and income accruals are recorded as a component of net investment income. The gains or losses on these contracts are recognized as realized capital gains (losses) and are subject to IMR or AVR treatment.

The Company monitors the unrealized loss position for replication credit default swaps. If it is determined that a decline in fair value is other than temporary, the cost basis will be written down to fair value and the amount of the write down is accounted for as a realized loss.

The Company does not offset the carrying values recognized in the balance sheet for derivatives executed with the same counterparty under the same master netting agreement.

The net premiums and discounts of derivative trades are reported on the cash flow statement as either miscellaneous proceeds within proceeds from investments sold, matured or repaid or miscellaneous applications within cost of investments acquired. Upon termination, the net proceeds and payments are recorded on the cash flow statement as miscellaneous proceeds from investments sold, matured or repaid or miscellaneous applications within cost of investments acquired.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the General Account with the exception of the Separate Account MVA-1, which is not legally insulated. Separate accounts are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract. Separate account premiums and other considerations are recorded as income within “Insurance and annuity premiums and other

B-18	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

considerations” and as an offsetting expense within “Net transfers to (from) separate accounts”. Separate account benefits and surrenders are recorded as expenses within “Policy and contract benefits” with an offsetting contra expense within “Net transfers to (from) separate accounts”. Transfers to or from the general account products from or to the separate account products are recorded within the “Net transfers to (from) separate accounts”.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2025	2024	Change

Net deferred federal income tax asset	$3,293	$3,250	$43

Furniture and electronic data processing equipment	818	705	113

Invested assets	885	880	5

Prepaid expenses	185	195	(10)

Other	222	221	1

Total	$5,403	$5,251	$152

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2025	2024

EDP equipment and computer software	$2,422	$2,287

Furniture and equipment and leasehold improvements	$233	$204

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

Reverse Repurchase Agreement: Reverse repurchase agreements are agreements to purchase and resell short-term securities. Reverse repurchase agreements are generally accounted for as secured borrowings. The assets transferred stay on the transferee’s balance sheet. The Company records the amount paid for these securities purchased under agreements to resell in short-term investments.

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-19

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial guidelines and statutory regulations. The Company’s funding agreements that are issued directly to states in support of state sponsored 529 college savings and scholarship plans do not contain life contingencies and are accounted for as deposit-type contracts. Funding agreements used in an investment spread capacity are also included within deposit-type contracts.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported within other income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and separate account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any separate accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity non-participating contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) and recorded in December of each year. Dividends on pension annuity non-participating contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group.

B-20	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Statements of Cash Flows: Noncash activities are excluded from the Statutory - Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2025	2024	2023

Exchange/transfer/conversion/distribution of invested assets	$5,730	$6,047	$4,192

Annuity dividend additions	$2,314	$2,723	$3,065

Capitalized interest	$482	$392	$339

Interest credited on deposit-type contracts	$674	$660	$490

Application of new accounting pronouncements:

Recently Issued Accounting Guidance:

The NAIC adopted 2024-10, Book Value Separate Accounts, in February 2025. Adopted revisions clarify measurement method guidance and prescribe guidance for how transfers to/from the general account and a book value separate account shall be recognized, which will ultimately result in a net zero impact in the IMR between the selling account and the purchasing account. The revisions are effective January 1, 2026. The Company is currently evaluating the impact of adoption; however, it is not expected to have a material impact to the financial statements.

The NAIC adopted 2025-13, Residential Mortgage Loans Held in Statutory Trusts, in December 2025. These revisions add residential mortgage loans held in qualifying investment trusts to the scope of SSAP 37, Mortgage Loans. Additionally, the guidance requires reporting of these residential mortgage loans as Mortgage Loans. The revised guidance is effective January 1, 2027 with early adoption permitted beginning January 1, 2026. The Company plans to early adopt this guidance which will result in the reclassification of approximately $800 million of residential mortgage loans held in a trust from Other Invested Assets to Mortgage Loans.

Recently Adopted Accounting Pronouncements:

During 2023 and 2024, the NAIC adopted several issuances under the overarching principles-based bond definition project. These issuances primarily revised SSAP No. 26, Bonds; SSAP No. 43, Asset-Backed Securities; and SSAP No. 21, Other Admitted Assets. The revisions provide a principles-based framework for bond classification. To be classified as a bond, an investment must qualify as either an ICO or an ABS within the updated framework. Investments not meeting this definition shall not be classified as bonds. The Company adopted the revisions effective January 1, 2025. The total carrying value of investments reclassified from Bonds to Other Invested Assets upon reevaluation under the updated framework was not material to the Company’s financial statements.

In March 2024, the NAIC adopted revisions to SSAP 21, Other Admitted Assets, to prescribe the accounting guidance (measurement method) for all residual interests regardless of legal form. Upon adoption, residual interests will be reported initially at cost. Subsequent to initial acquisition, residuals will be reported either 1) at the lower of amortized cost or fair value under the Allowable Earned Yield method, or 2) using the calculated practical expedient method. The Allowable Earned Yield method is based on a discounted cash flow methodology and allows for cash receipts to be recorded as investment income up to the calculated allowable yield, with the excess cash flow applied to the amortized cost balance. The practical expedient is a cost recovery method, resulting in no interest income recognition until the residual interest has a carrying value of zero. The Company elected to use the Allowable Earned Yield method, which was adopted January 1, 2025 on a prospective basis using the December 31, 2024 carrying value as the starting point of the calculation. The adoption of this guidance did not have a material impact to the Company’s financial statements.

The NAIC adopted 2024-22, ASU 2024-01—Scope Application of Profits Interest and Similar Awards, in February 2025 which adopted with modification FASB ASU 2024-01. The revisions require reporting entities which issue profits interest or similar awards as compensation to either employees or non-employees in exchange for goods or services to apply the guidance in SSAP 104, Share-Based Payments to determine whether the award is a share-based payment transaction and in scope of SSAP 104. This guidance was effective December 31, 2025 and did not have a material impact to the Company’s financial statements.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-21

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions):

	2025
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Issuer Credit Obligations:

U.S. governments	$16,257	$51	$(2,030)	$14,278

Non-U.S. sovereign jurisdiction securities	3,617	118	(197)	3,538

Municipal bonds–general obligations	1,807	28	(113)	1,722

Municipal bonds–special revenues	13,380	66	(1,453)	11,993

Single entity backed obligations	776	1	(108)	669

Project finance bonds issued by operating entities	8,374	71	(719)	7,726

Mortgage loans that qualify as SVO-identified credit tenant loans	141	—	(10)	131

Corporate bonds	127,164	1,378	(11,264)	117,278

Bonds issued by funds representing operating entities	137	—	(19)	118

Bank loans	9,203	56	(269)	8,990

Other issuer credit obligations	216	3	(1)	218

Total ICO	$181,072	$1,772	$(16,183)	$166,661

	2024
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value		Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Issuer Credit Obligations:		(in millions	)

U.S. governments	$18,668	$40		$(2,701)	$16,007

Non-U.S. sovereign jurisdiction securities	3,577	53		(328)	3,302

Municipal bonds–general obligations	959	1		(131)	829

Municipal bonds–special revenues	13,026	61		(1,640)	11,447

Single entity backed obligations	653	5		(21)	637

Project finance bonds issued by operating entities	8,154	65		(812)	7,407

Mortgage loans that qualify as SVO-identified credit tenant loans	111	0		(7)	104

Corporate bonds	118,100	802		(13,133)	105,769

Bonds issued by funds representing operating entities	155	—		(11)	144

Bank loans	10,157	91		(235)	10,013

Other issuer credit obligations	27	—		—	27

Total ICO	$173,587	$1,118		$(19,019)	$155,686

	2025
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Asset-Backed Securities:

Financial asset-backed securities–self-liquidating	$30,081	$412	$(1,609)	$28,884

Financial asset-backed securities–not self-liquidating	617	1	(8)	610

Non-financial asset-backed securities–practical expedient	3,553	78	(59)	3,572

Non-financial asset-backed securities–full analysis	7,550	94	(178)	7,466

Total ABS	$41,801	$585	$(1,854)	$40,532

B-22	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

	2024
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Asset-Backed Securities:

Financial asset-backed securities—self-liquidating	$39,447	$336	$(2,859)	$36,924

Financial asset-backed securities—not self-liquidating	46	13	(2)	57

Non-financial asset-backed securities—practical expedient	536	4	(27)	513

Non-financial asset-backed securities—full analysis	—	—	—	—

Total ABS	$40,029	$353	$(2,888)	$37,494

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for asset-backed securities and debt securities that no longer qualify as bonds. Where decline in value is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2025

Issuer Credit Obligations	$14,989	$(332)	$14,657	$114,842	$(15,535)	$99,307

Asset-Backed Securities	2,671	(92)	2,579	24,313	(1,797)	22,516

Total bonds	17,660	(424)	17,236	139,155	(17,332)	121,823

Unaffiliated common stocks	124	(40)	84	250	(45)	205

Preferred stocks	25	(6)	19	161	(43)	118

Total bonds and stocks	$17,809	$(470)	$17,339	$139,566	$(17,420)	$122,146

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2024

Issuer Credit Obligations	$25,799	$(769)	$25,030	$107,206	$(16,314)	$90,892

Asset-Backed Securities	5,554	(142)	5,412	38,951	(4,385)	34,566

Total bonds	31,353	(911)	30,442	146,157	(20,699)	125,458

Unaffiliated common stocks	310	(9)	301	851	(50)	801

Preferred stocks	—	—	—	152	(40)	112

Total bonds and stocks	$31,663	$(920)	$30,743	$147,160	$(20,789)	$126,371

Estimated fair values for bonds are subject to market fluctuations, including changes in interest rates. Generally, if interest rates increase, the value of bonds will decrease, and conversely a decline in general interest rates will tend to increase the value of bonds. As of December 31, 2025, 97% of unrealized losses were from investment grade bonds. Based upon the Company’s

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-23

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below (in millions). Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties.

	December 31, 2025		December 31, 2024
Issuer Credit Obligation	Book/Adjusted Carrying Value	Estimated Fair Value	Book/Adjusted Carrying Value	Estimated Fair Value

Due in one year or less	$6,164	$6,163	$15,041	$14,810

Due after one year through five years	35,671	34,965	39,610	38,266

Due after five years through ten years	42,896	42,171	34,832	32,823

Due after ten years through twenty years	51,784	46,811	47,302	41,088

Due after twenty years	44,557	36,551	36,802	28,699

Subtotal of ICO	$181,072	$166,661	$173,587	$155,686

Asset-Backed Securities

Due in one year or less	$391	$433	$553	$550

Due after one year through five years	2,131	2,190	2,011	1,987

Due after five years through ten years	2,882	2,873	2,822	2,747

Due after ten years through twenty years	15,982	15,664	15,151	14,371

Due after twenty years	20,415	19,372	19,492	17,839

Subtotal of ABS	$41,801	$40,532	$40,029	$37,494

Total Bonds	$222,873	$207,193	$213,616	$193,180

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31, for issuer credit obligations and asset-backed securities bonds.

	2025	2024

Corporate Bonds	57.2%	62.6%

Other Asset-Backed	7.6%	7.4%

U.S. Government Obligations	7.3%	6.1%

Municipal Bonds–Special Revenue	6.0%	5.9%

Agency commercial mortgage-backed securities / residential mortgage-backed securities	5.0%	7.6%

Non-Agency commercial mortgage-backed securities / residential mortgage-backed securities	4.6%	3.1%

Bank Loans	4.1%	4.7%

Project Finance Bonds	3.7%	—%

Non-U.S. Sovereign Jurisdiction	1.6%	1.5%

Non-Agency collateralized loan obligations/collateralized bond obligations/collateralized debt obligations	1.0%	0.7%

Municipal Bonds–General Obligations	0.8%	0.3%

Other	1.1%	0.1%

Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in millions):

	2025		2024

NAIC 1 and 2	$203,129	91.1%	$191,933	89.8%

NAIC 3 through 6	19,744	8.9	21,683	10.2

Total	$222,873	100.0%	$213,616	100.0%

B-24	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Asset-backed Securities: The near-term prepayment assumptions for asset-backed securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2025 and 2024, the Company recognized OTTI on asset-backed securities of $118 million and $115 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2025	2024

Carrying amount of bonds and stocks denominated in foreign currency	$8,902	$6,646

Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$1,232	$1,097

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2025	2024

Commercial loans	$31,937	$33,005

Mezzanine loans	859	1,506

Residential loans	3,896	3,694

Total	$36,692	$38,205

The maximum and minimum lending rates for mortgage loans originated or purchased during 2025 and 2024 are as follows:

	2025		2024
Loan Type	Maximum	Minimum	Maximum	Minimum

Commercial loans	7.75%	3.50%	12.00%	3.95%

Mezzanine loans	N/A	N/A	12.58%	12.58%

Residential loans	7.63%	4.50%	N/A	N/A

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed, or purchase money mortgages, originated or purchased during 2025 and 2024 are as follows:

	Maximum LTV
Loan Type	2025	2024

Commercial loans	76.2%	113.6%

Mezzanine loans	N/A	52.1%

Residential loans	80.0%	N/A

There were no mezzanine mortgage loans originated or purchased during 2025. There were no residential mortgage loans originated or purchased during 2024.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2025 and 2024 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-25

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

The following table provides the recorded investment on impaired loans with or without an allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, (in millions):

	Mortgage Loans
	2025	2024	2023

With allowance for credit losses–Commercial	$229	$677	$941

With allowance for credit losses–Residential	—	—	—

No allowance for credit losses–Commercial	692	490	619

No allowance for credit losses–Residential	—	—	—

Total	$921	$1,167	$1,560

Subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan	$180	$124	$221

The following table provides information for investment in impaired loans for the years ended December 31, (in millions):

	Commercial
	2025	2024	2023

Average recorded investment	$921	$1,167	$1,560

Interest income recognized	$37	$48	$71

Recorded investments on nonaccrual status	$836	$1,095	$360

Amount of interest income recognized using a cash-basis method of accounting	$—	$—	$—

Credit quality

For commercial and mezzanine mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio, and delinquency. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non-performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in commercial and mezzanine mortgage loans at December 31, are as follows (in millions):

	Recorded Investment—Commercial and Mezzanine
	Loan-to-value Ratios
2025	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$9,031	$18,671	$27,702	84.0%

Less than 1.20x	3,093	1,673	4,766	14.5%

Construction	222	275	497	1.5%

Total	$12,346	$20,619	$32,965	100.0%

	Recorded Investment—Commercial and Mezzanine

	Loan-to-value Ratios
2024	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$10,139	$18,131	$28,270	81.4%

Less than 1.20x	3,885	2,066	5,951	17.1%

Construction	—	531	531	1.5%

Total	$14,024	$20,728	$34,752	100.0%

B-26	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in residential mortgage loans at December 31, are as follows (in millions):

	2025		2024
Residential	Recorded Investment	% of total	Recorded Investment	% of total

Credit quality indicators:

Performing	$3,902	99.6%	$3,704	99.7%

Nonperforming	15	0.4%	10	0.3%

Total	$3,917	100.0%	$3,714	100.0%

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (in millions):

	Residential		Commercial
2025	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$3,882	$—	$32,102	$720	$36,704

30-59 days past due	$—	$19	$—	$—	$47	$66

60-89 days past due	$—	$1	$—	$—	$—	$1

90-179 days past due	$—	$5	$—	$—	$—	$5

180+ days past due	$—	$10	$—	$—	$96	$106

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$4,046	$862	$4,908

	Residential		Commercial
2024	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$3,682	$—	$33,155	$1,447	$38,284

30-59 days past due	$—	$18	$—	$—	$—	$18

60-89 days past due	$—	$4	$—	$—	$—	$4

90-179 days past due	$—	$5	$—	$64	$—	$69

180+ days past due	$—	$4	$—	$—	$86	$90

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$4,024	$1,533	$5,557

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31:

	Mortgage Loans by Property Type (Commercial & Residential):
	2025	2024
	% of Total	% of Total

Apartments	27.3%	26.3%

Office buildings	20.9	22.3

Industrial buildings	17.0	15.2

Shopping centers	12.7	14.6

Other–commercial	11.5	11.9

Residential	10.6	9.7

Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2025		2024
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential

Pacific	19.2%	44.2%	21.0%	44.2%

South Atlantic	16.5	15.4	16.2	16.1

Middle Atlantic	16.9	8.2	17.8	8.5

South Central	8.5	10.3	9.9	10.6

North Central	10.8	5.2	9.0	5.3

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-27

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

	Mortgage Loans by Geographic Distribution:
	2025		2024
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential

New England	7.7	3.2	7.8	2.7

Mountain	2.5	13.5	2.2	12.6

Other	17.9	—	16.1	—

Total	100.0%	100.0%	100.0%	100.0%

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2025	2024
	Carrying Value	Carrying Value

Due in one year or less	$5,304	$4,187

Due after one year through five years	18,387	20,702

Due after five years through ten years	8,768	8,603

Due after ten years	4,233	4,713

Total	$36,692	$38,205

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed.

There were no amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates for the years ended December 31, 2025 or 2024.

Note 5—real estate

At December 31, 2025 and 2024, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $328 million of third party mortgage encumbrances as of December 31, 2025, and $439 million for December 31, 2024.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2025	2024
	% of Total	% of Total

Industrial buildings	54.1%	53.7%

Office buildings	22.3	22.3

Apartments	15.2	15.8

Retail	4.7	4.5

Mixed-use projects	2.1	2.1

Farmland (Vineyard)	1.3	1.3

Land under development	0.3	0.3

Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2025	2024
	% of Total	% of Total

Pacific	30.3%	31.1%

South Atlantic	20.6	22.5

Mountain	16.7	16.6

South Central	11.8	10.7

B-28	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

	Directly Owned Real Estate by Geographic Region:
	2025	2024
	% of Total	% of Total

Middle Atlantic	9.8	9.7

North Central	10.8	9.4

Total	100.0%	100.0%

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in SCA entities which are reported as “Common stock” or “Other invested assets”. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2025	2024

Net carrying value of the SCA entities

Reported as common stock	$216	$183

Reported as other invested assets	27,674	27,749

Total net carrying value	$27,890	$27,932

As of December 31, 2025 and 2024, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any material investments in foreign insurance subsidiaries. The Company did not have any significant investments in non-insurance SCA entities reported as common stocks as of December 31, 2025 and 2024.

As of December 31, 2025 and 2024, the Company held $266 million and $155 million in bonds of affiliates, respectively.

As of December 31, 2025 and 2024, the net amount due to SCA entities was $367 million and $528 million, respectively. The net amounts are generally settled on a daily or monthly basis. These balances are reported in “Other assets” and “Other liabilities.” The Company has a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $801 million and $646 million as of December 31, 2025 and 2024, respectively.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies by excluding immaterial assets that are not audited. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The Company’s carrying value in these downstream non-insurance holding companies is $9,223 million and $9,161 million as of December 31, 2025 and 2024, respectively. Significant holdings as of December 31, are as follows (in millions):

	2025	2024

Subsidiary	Carrying Value	Carrying Value

TIAA Global Ag Holdco LLC	$1,106	$1,030

T-C Europe LP	1,094	962

Demeter Agricultural Properties, LLC	512	437

ND Properties LLC	413	377

TGA APAC Fund Holdings LLC	406	381

Occator Agricultural Properties, LLC	389	425

TIAA Super Regional Mall Member Sub LLC	358	365

TGA European RE Holdings I LLC	347	384

NGFF Holdco, LLC	291	302

NGTF Holdco LLC	275	292

TIAA Infrastructure Investments, LLC	263	242

T-C Lux Fund Holdings LLC	249	225

730 Digital Infra LLC	247	130

TGA European RE Holdings III LLC	224	—

TGA MKP Member LLC	192	200

TGA Sparrow Investor LLC	186	201

T-C Waterford Blue Lagoon LLC	168	175

T-C MV Member LLC	163	185

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-29

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

	2025	2024

Subsidiary	Carrying Value	Carrying Value

TEFF Holdco LLC	146	98

T-C UK RE Holdings III LLC	145	140

TIAA NBS LLC	142	136

730 Data Centers, LLC	141	226

TGA JL MCF II Investor Member LLC	122	130

T-C MV Member II LLC	118	153

TIAA GCREIT Holdings LLC	114	185

T-C SV Member LLC	114	105

TGA Sparrow II Investor LLC	110	116

TIAA GTR Holdco LLC	96	117

TGA SS Self Storage Portfolio Inv Mbr LLC	86	108

TGA Peaceable Investor Member LLC	60	70

Other	946	1,264

Total	$9,223	$9,161

Note 7—other invested assets

As of December 31, 2025 and 2024, the components of the Company’s carrying value in “Other invested assets” are (in millions):

	2025	2024

Affiliated other invested assets	$27,674	$27,749

Unaffiliated other invested assets	15,748	15,212

Receivables for securities, derivative collateral and line of credit	241	515

Total other invested assets	$43,663	$43,476

As of December 31, 2025 and 2024, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2025	2024

Real estate and mortgage loans	$10,110	$10,592

Operating subsidiaries and affiliates	6,165	6,257

Investment subsidiaries	4,599	4,274

Agriculture and timber	5,286	4,973

Energy and infrastructure	1,514	1,653

Total affiliated other invested assets	$27,674	$27,749

Of the $6,165 million and $6,257 million of operating subsidiaries and affiliates as of December 31, 2025 and 2024, $5,789 million and $5,917 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively.

As of December 31, 2025 and 2024, unaffiliated other invested assets consist primarily of joint ventures.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for “Other invested assets” for which the carrying value is not expected to be recovered:

	2025	2024	2023

Operating Subsidiaries	$1,198	$1,150	$1,013

All Other	1,117	219	166

Total	$2,315	$1,369	$1,179

The following table presents the carrying value for “Other invested assets” denominated in foreign currency for the years ended December 31, (in millions):

	2025	2024

Other invested assets denominated in foreign currency	$1,592	$1,190

B-30	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2025, is shown below by asset category (in millions):

	2026	In later years	Total Commitments

Bonds	$1,480	$2,695	$4,175

Mortgage loans	509	—	509

Real estate	5	1	6

Other invested assets	2,675	9,130	11,805

Total	$4,669	$11,826	$16,495

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of real estate and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other invested assets, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2025	2024	2023

Bonds	$10,245	$9,959	$9,500

Stocks	333	279	141

Mortgage loans	1,738	1,773	1,759

Real estate	472	499	492

Derivatives	280	297	299

Other invested assets	2,535	2,202	2,292

Cash, cash equivalents and short-term investments	61	87	78

Contract loans	19	3	3

Total gross investment income	15,683	15,099	14,564

Less investment expenses	(1,222)	(1,376)	(1,359)

Net investment income before amortization of IMR	14,461	13,723	13,205

Plus amortization of IMR	151	208	435

Net investment income	$14,612	$13,931	$13,640

The gross, nonadmitted and admitted amounts for interest income due and accrued for the years ended December 31, are as follows (in millions):

	2025	2024

Gross	$2,288	$2,128

Nonadmitted	—	—

Total admitted interest income due and accrued	$2,288	$2,128

The cumulative amounts of paid-in-kind (“PIK”) interest included in the current principal balance for the years ended December 31, are as follows (in millions):

	2025	2024

Cumulative amounts of PIK interest included in the current principal balance	$1,520	$1,582

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-31

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31, are as follows (in millions):

	2025	2024	2023

Bonds	$(373)	$(615)	$(479)

Stocks	39	(33)	(718)

Mortgage loans	(269)	(722)	(402)

Real estate	49	98	60

Derivatives	(152)	(108)	(43)

Other invested assets	(2,065)	(1,582)	(1,249)

Cash, cash equivalents and short-term investments	66	23	86

Total before capital gains taxes and transfers to IMR	(2,705)	(2,939)	(2,745)

Transfers to IMR	195	262	1,047

Capital gain/loss tax benefit (expense)	—	—	8

Net realized capital losses less capital gains taxes, after transfers to IMR	$(2,510)	$(2,677)	$(1,690)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2025	2024	2023

Other-than-temporary impairments:

Bonds	$266	$505	$214

Stocks	104	45	57

Mortgage loans	202	702	364

Real estate	8	68	100

Other invested assets	2,315	1,369	1,179

Total	$2,895	$2,689	$1,914

Information related to the sales of long-term bonds are as follows for the years ended December 31, (in millions):

Sales of long term bonds (ICO)	2025	2024	2023

Proceeds from sales	$7,161	$5,904	$9,977

Gross gains on sales	63	90	117

Gross losses on sales	201	159	279

Sales of long term bonds (ABS)	2025	2024	2023

Proceeds from sales	$1,549	$559	$3,698

Gross gains on sales	16	1	80

Gross losses on sales	19	21	104

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. In accordance with the Company’s valuation and impairment process, the investments which are deemed held for sale will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 10—disclosures about fair value of financial instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis,

B-32	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Net Asset Value (“NAV”) practical expedient—TIAA has elected the NAV practical expedient for certain investments held by its separate account. These investments are excluded from the valuation hierarchy, as these investments are fair valued using their net asset value as a practical expedient since market quotations or values from independent pricing services are not readily available. The separate account assets that have elected the NAV practical expedient represent investments in limited partnerships and limited liability companies that invest in real estate properties. The fair value, determined by the NAV practical expedient, of these assets were $840 million and $740 million for the years ended December 31, 2025 and 2024, respectively, and total unfunded commitments were $165 million and $232 million for the years ended December 31, 2025 and 2024, respectively. For these investments, redemptions are prohibited prior to liquidation.

The following table provides information about the aggregate fair value of the Company’s financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV, at December 31, 2025 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2		Level 3	NAV

Assets:

Bonds:

Issuer Credit Obligations	$166,661	$181,072	$—	$166,205		$456	$—

Asset-Backed Securities	40,532	41,801	—	40,009		523	—

Total Bonds	207,193	222,873	—	206,214		979	—

Common stock(1)	3,704	3,704	3,168	97		439	—

Preferred stock	877	908	—	829		48	—

Mortgage loans	33,869	36,692	—	—		33,869	—

Derivatives	79	1,448	—	(947	) #	1,026	—

Other invested assets(1)	581	527	—	581		—	—

Contract loans	362	362	—	—		362	—

Separate account assets	58,101	58,134	30,044	5,147		22,070	840

Cash, cash equivalents & short term investments	519	520	90	427		2	—

Total	$305,285	$325,168	$33,302	$212,348		$58,795	$840

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-33

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3		NAV

Liabilities:

Deposit-type contracts	$19,023	$19,023	$—	$—	$19,023		$—

FHLB debt	110	110	—	—	110		—

Separate account liabilities	57,002	57,002	—	—	57,002		—

Derivatives	703	831	—	734	(31	)*	—

Total	$76,838	$76,966	$—	$734	$76,104		$—

(1)	Excludes investments accounted for under the equity method.
#	The negative amount in the asset table represents the negative fair value of effective asset swaps, bond forwards, certain effective cross currency swaps and replications.
*

The negative amount in the liabilities table represents the positive market value of certain effective cross currency swaps and Tranched Credit Default Index Replications that were traded at a discount.

The following table provides information about the aggregate fair value of the Company’s financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, 2024 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV

Assets:

Issuer Credit Obligations	$155,686	$173,587	$—	$154,896	$790	$—

Asset-Backed Securities	37,494	40,029	—	36,890	604	—

Total Bonds	193,180	213,616	—	191,786	1,394	—

Common stock(1)	2,178	2,178	1,553	139	486	—

Preferred stock	1,024	1,054	53	910	61	—

Mortgage loans	34,053	38,205	—	—	34,053	—

Derivatives	930	1,929	—	54	876	—

Other invested assets(1)	229	216	—	229	—	—

Contract loans	433	433	—	—	433	—

Separate account assets	53,154	53,294	26,679	4,162	21,573	740

Cash, cash equivalents & short term investments	3,543	3,541	310	3,219	14	—

Total	$288,724	$314,466	$28,595	$200,499	$58,890	$740

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3		NAV

Liabilities:

Deposit-type contracts	$18,288	$18,288	$—	$—	$18,288		$—

FHLB debt	100	100	—	—	100		—

Separate account liabilities	52,231	52,231	—	—	52,231		—

Derivatives	(28)	98	—	47	(75	)*	—

Total	$70,591	$70,717	$—	$47	$70,544		$—

(1)	Excludes investments accounted for under the equity method.

*	The negative amount in the liabilities table represents the positive market value of the Tranched Credit Default Index Replications that were traded at a discount.

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2025 and 2024. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

B-34	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bond ETFs are classified as common stock and are valued using quoted market prices.

Cash included in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for asset-backed securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps, credit default swaps, bond forwards, total return swaps and swaptions. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Other invested assets in Level 2 include surplus notes and debt securities that do no qualify as bonds within other invested assets that are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Additionally, for residual tranches or interests, valuation may be based on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Separate account assets in Level 2 consist principally of short-term government agency notes and corporate bonds that are valued principally by third party pricing services using market observable inputs.

Cash equivalents, short term investments and common stock included in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for issuer credit obligations, asset-backed securities, debt securities that do not qualify as bonds within other invested assets, and short-term investments included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded common equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment. Included in Level 3 common stock is the Company’s holdings in the Federal Home Loan Bank of New York (“FHLBNY”) stock as described in Note 18—FHLBNY Membership and Borrowings. As prescribed in the FHLBNY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLBNY’s stock, these securities have been classified as Level 3.

Preferred shares are valued using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-35

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Derivatives assets classified as Level 3 represent structured financial instruments that rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be corroborated by observable market data. Significant inputs that are unobservable generally include references to inputs outside the observable portion of credit curves or other relevant market measures. These unobservable inputs require significant management judgment or assumptions. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which is determined to be its fair value, and are classified as Level 3.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent NAV of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

FHLB debt provides additional liquidity to the Company to support general business operations. FHLB debt held by the Company is generally comprised of short term advances and is reflected as borrowed money within the Company’s financial statements. Borrowings outstanding at December 31, 2025 and 2024, had maturity dates less than three business days from the reporting date. Accordingly, the fair value of the debt is valued using the par value, which approximates fair value.

Deposit-type contracts include FHLB funding agreements, funding agreements issued directly to states, and other deposit-type contracts. FHLB funding agreements are used in an investment spread capacity and are valued using the par value, which approximates fair value. Funding agreements issued directly to states and other deposit-type contracts are valued based on the accumulated account value, which approximates fair value. All deposit-type contracts are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the aggregate fair value for financial instruments measured and reported at fair value and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, (in millions):

	2025
	Level 1	Level 2	Level 3	NAV	Total

Assets at fair value:

Bonds

Issuer Credit Obligation	$—	$1,194	$—	$—	$1,194

Asset-Backed Securities	—	350	3	—	353

Total bonds	$—	$1,544	$3	$—	$1,547

Common stock

Industrial and miscellaneous	$3,169	$97	$439	$—	$3,705

Total common stocks	$3,169	$97	$439	$—	$3,705

Preferred stock	$—	$768	$48	$—	$816

Total preferred stocks	$—	$768	$48	$—	$816

Derivatives

Foreign exchange contracts	$—	$233	$—	$—	$233

Credit default swaps	—	—	—	—	—

Total derivatives	$—	$233	$—	$—	$233

Separate accounts assets	$30,006	$1,813	$22,070	$840	$54,729

Total assets at fair value	$33,175	$4,455	$22,560	$840	$61,030

Liabilities at fair value:

Derivatives

Interest rate contracts	$—	$3	$—	$—	$3

Foreign exchange contracts	—	437	—	—	437

Total liabilities at fair value	$—	$440	$—	$—	$440

B-36	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

	2024
	Level 1	Level 2	Level 3	NAV	Total

Assets at fair value:

Bonds

Issuer Credit Obligation	$—	$1,079	$—	$—	$1,079

Asset-Backed Securities	—	637	—	—	637

Total bonds	$—	$1,716	$—	$—	$1,716

Common stock

Industrial and miscellaneous	$1,553	$139	$486	$—	$2,178

Total common stocks	$1,553	$139	$486	$—	$2,178

Preferred stock	$52	$848	$61	$—	$961

Total preferred stocks	$52	$848	$61	$—	$961

Derivatives

Foreign exchange contracts	$—	$779	$—	$—	$779

Total derivatives	$—	$779	$—	$—	$779

Separate accounts assets	$26,654	$1,241	$21,573	$740	$50,208

Total assets at fair value	$28,259	$4,723	$22,120	$740	$55,842

Liabilities at fair value:

Derivatives

Interest rate contracts	$—	$5	$—	$—	$5

Foreign exchange contracts	—	34	—	—	34

Total liabilities at fair value	$—	$39	$—	$—	$39

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2025 (in millions):

	Balance at 1/1/2025	Transfers into Level 3		Transfers out of Level 3	Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2025

Issuer Credit Obligations	$—	$7	[a]	$(3)[b]	$(3)	$(1)	$—	$—	$—	$—	$—

Asset-Backed Securities	—	4	[a]	—	—	—	—	—		(1)	3

Common stock	486	—		(9)[b]	34	(31)	1,191	—	(1,232)	—	439

Preferred stock	61	—		—	2	(12)	—	—	(3)	—	48

Separate account assets	21,573	—		—	97	37	1,717	—	(943)	(411)	22,070

Total	$22,120	$11		$(12)	$130	$(7)	$2,908	$—	$(2,178)	$(412)	$22,560

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred bonds and common stocks into Level 3 that were measured and reported at fair value.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-37

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2024 (in millions):

	Beginning balance at 1/1/2024	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2024

Issuer Credit Obligations	$—	$—	$—	$(4)	$3	$—	$1	$—	$—	$—

Common stock	505	—	—	26	(25)	2,210	—	(2,230)	—	486

Preferred stock	74	9a	—	(7)	(4)	—	—	(11)	—	61

Separate account assets	24,290	—	—	(356)	(1,394)	774	—	(1,679)	(62)	21,573

Total	$24,869	$9	$—	$(341)	$(1,420)	$2,984	$1	$(3,920)	$(62)	$22,120

(a)	The Company transferred Preferred stock into Level 3 that is measured and reported at fair value.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2025 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

ABS

Residential mortgage-backed securities (“RMBS”)	$3	Discounted cash Flow	Discount rate	6.3%	6.3%

Equity securities:

Common stock	$439	Market comparable	Earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiple	6.50x–14.00x	9.93x

		Equity method	Company Financials	1.0x	1.0x

		Market comparable	Revenue Multiple	8.4x	8.4x

Preferred stock	$48	Market comparable	EBITDA multiple	13.5x	13.5x

		Market comparable	Price-to-book multiple	2.5x	2.5x

		Market comparable	Market Yield	12.6%	12.6%

Separate account assets:

Real estate properties and real estate joint ventures	$20,760

Office properties		Income approach—discounted cash flow	Discount rate	6.8%–11.0%	8.5%

			Terminal capitalization rate	5.5%–10.3%	6.9%

		Income approach—direct capitalization	Overall capitalization rate	5.0%–12.5%	6.9%

Industrial properties		Income approach—discounted cash flow	Discount rate	6.5%–8.1%	7.2%

			Terminal capitalization rate	5.2%–6.8%	5.6%

		Income approach—direct capitalization	Overall capitalization rate	3.8%–6.3%	5.2%

Residential properties		Income approach—discounted cash flow	Discount rate	6.5%–9.3%	7.0%

			Terminal capitalization rate	5.0%–7.8%	5.5%

		Income approach—direct capitalization	Overall capitalization rate	4.8%–7.0%	5.0%

Retail properties		Income approach—discounted cash flow	Discount rate	6.5%–12.0%	7.4%

			Terminal capitalization rate	5.5%–9.5%	6.3%

		Income approach—direct capitalization	Overall capitalization rate	5.0%–9.0%	6.0%

Hotel properties		Income approach—discounted cash flow	Discount rate	10.0%	10.0%

			Terminal capitalization rate	8.0%	8.0%

		Income approach—direct capitalization	Overall capitalization rate	7.8%	7.8%

Land		Sales Comparison Approach	Price per projected unit	$55–$140	$101

B-38	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Separate account real estate assets include the values of the related mortgage loans payable in the table below at December 31, 2025 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Mortgage loans payable	$(830)

Office properties		Discounted cash flow	Loan-to-value ratio	42.4%–80%	71.4%

			Equivalency rate	5.8%–6.7%	6.5%

			Loan-to-value ratio	42.4%–80%	71.4%

		Net present value	Weighted average cost of capital risk premium multiple	1.1x–1.9x	1.7x

Industrial properties		Discounted cash flow	Loan-to-value ratio	30.3%–40.6%	35.1%

			Equivalency rate	5.4%–5.9%	5.6%

			Loan-to-value ratio	30.3%–40.6%	35.1%

		Net present value	Weighted average cost of capital risk premium multiple	1.1x–1.1x	1.1x

Residential properties		Discounted cash flow	Loan-to-value ratio	44.8%–72.8%	56.3%

			Equivalency rate	4.7%–6%	5.2%

			Loan-to-value ratio	44.8%–72.8%	56.3%

		Net present value	Weighted average cost of capital risk premium multiple	1.2x–1.5x	1.3x

Retail properties		Discounted cash flow	Loan-to-value ratio	48.7%–75.4%	53.9%

			Equivalency rate	5.5%–7.3%	6.3%

			Loan-to-value ratio	48.7%–75.4%	53.9%

		Net present value	Weighted average cost of capital risk premium multiple	1.2x–1.6x	1.3x

Separate account real estate assets include the values of the related loan receivable in the table below at December 31, 2025 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Loan receivable	$1,067

Office properties		Discounted cash flow	Loan-to-value ratio	55.0%–73.3%	63.6%

			Equivalency rate	6.2%–9.3%	6.7%

Industrial properties		Discounted cash flow	Loan-to-value ratio	51.6%–68.8%	55.9%

			Equivalency rate	5.3%–8.3%	6.0%

Residential properties		Discounted cash flow	Loan-to-value ratio	58.3%–61.7%	60.6%

			Equivalency rate	7.0%–8.3%	7.4%

Separate account real estate assets include the values of the real estate operating business in the table below at December 31, 2025 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Real estate operating business	$1,073

		Discounted cash flow	Discount rate	13.0%	13.0%

			Terminal growth rate	11.4%	11.4%

		Market approach	EBITDA multiple	30.3x	30.3x

			Terminal EBITDA Multiple	20.0x	20.0x

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The valuation teams are responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

The valuation teams (1) compare price changes between periods to current market conditions, (2) compare trade prices of securities to fair value estimates, (3) compare prices from multiple pricing sources, and (4) perform ongoing vendor due diligence

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-39

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. The valuation teams determine if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparables, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in the TIAA Real Estate Account (“REA”), each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the REA’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the REA.

Mortgage loans payable are valued internally by the valuation teams, and reviewed by the REA’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the valuation teams, and reviewed by the REA’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily NAV until the next valuation review.

B-40	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (in millions):

	2025
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,474	$—	$4	$—	$2,478	$1,375	$1,103	$—	$2,478	0.64%	0.65%

Subject to reverse repurchase agreements	23	—	265	—	288	—	288	—	288	0.07%	0.08%

FHLB capital stock	375	—	—	—	375	373	2	—	375	0.10%	0.10%

On deposit with states	19	—	—	—	19	19	—	—	19	—%	—%

Pledged as collateral to FHLB (including assets backing funding agreements)	8,804	—	—	—	8,804	9,108	(304)	—	8,804	2.28%	2.31%

Pledged as collateral not captured in other categories	2,061	—	—	—	2,061	1,186	875	—	2,061	0.53%	0.54%

Other restricted assets	—	—	26	—	26	48	(22)	—	26	0.01%	0.01%

Collateral assets received and on balance sheet	612	—	—	—	612	1,570	(958)	—	612	0.16%	0.16%

Assets held under modco reinsurance agreements	251	—	155	—	406	379	27	—	406	0.11%	0.11%

Total restricted assets	$14,619	$—	$450	$—	$15,069	$14,058	$1,011	$—	$15,069	3.91%	3.96%

	2024
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$1,373	$—	$2	$—	$1,375	$652	$723	$—	$1,375	0.37%	0.37%

FHLB capital stock	373	—	—	—	373	367	6	—	373	0.10%	0.10%

On deposit with states	19	—	—	—	19	19	—	—	19	0.01%	—%

Pledged as collateral to

FHLB (Including assets backing funding agreements)	9,108	—	—	—	9,108	8,729	379	—	9,108	2.44%	2.48%

Pledged as collateral not captured in other categories	1,186	—	—	—	1,186	231	955	—	1,186	0.32%	0.32%

Other restricted assets	—	—	48	—	48	37	11	—	48	0.01%	0.01%

Collateral assets received and on balance sheet	1,570	—	—	—	1,570	1,039	531	—	1,570	0.42%	0.43%

Assets held under modco reinsurance agreements	246	—	133	—	379	357	22	—	379	0.10%	0.10%

Total restricted assets	$13,875	$—	$183	$—	$14,058	$11,431	$2,627	$—	$14,058	3.77%	3.81%

As of December 31, 2025, there were no reconciling differences between the Restricted Assets footnote and the General Interrogatories. For the prior year ended December 31, 2024, the General Interrogatories category ‘Pledged as collateral not captured in other categories’ included $1,570 million of cash collateral that counterparties pledged to the Company. This amount is separately disclosed in collateral assets received and on balance sheet within the table above.

The pledged as collateral not captured in other categories primarily represents derivative collateral the Company has pledged.

The other restricted assets represents real estate deposits held within separate accounts.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-41

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

The following tables provide the collateral received and assets held under Modco reinsurance agreements reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (in millions):

	2025
Assets	Book/ Adjusted Carrying Value(“BACV”) Collateral	BACV Modco	Fair Value Collateral	Fair Value Modco	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets

General Account:

Cash, Cash Equivalents and Short-Term

Investments	$612	$—	$612	$—	0.187%	0.190%

ICO	—	245	—	212	0.075%	0.076%

ABS		4	—	4	0.001%	0.001%

Preferred stocks		2	—	1	0.001%	0.001%

Securities lending collateral assets	2,474	—	2,474	—	0.755%	0.768%

Total Assets	$3,086	$251	$3,086	$217	1.019%	1.036%

Separate Account:

Common stocks	$—	$155	$—	$155	0.267%	0.267%

Securities lending collateral assets	4	—	4	—	0.007%	0.007%

Total Assets	$4	$155	$4	$155	0.274%	0.274%

	2025
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Asset (General Account)	$3,086	1.10%

Recognized Obligation to Return Collateral Asset (Separate Account)	$4	0.01%

Recognized Obligation for Modco assets (General Account)	$251	0.09%

Recognized Obligation for Modco assets (Separate Account)	$155	0.27%

			2024
Assets	BACV	BACV Modco	Fair Value Collateral	Fair Value Modco	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets

General Account:

Cash, Cash Equivalents and Short-Term

Investments	$1,570	$10	$1,570	$10	0.51%	0.52%

ICO	—	230	—	188	—%	—%

ABS		4	—	4	—%	—%

Preferred Stocks		2	—	1	—%	—%

Securities lending collateral assets	1,373	—	1,373	—	0.45%	0.46%

Total Assets	$2,943	$246	$2,943	$203	0.96%	0.98%

Separate Account:

Common stocks	$—	$133	$—	$133	0.25%	0.25%

Securities lending collateral assets	2	—	2	—	—%	—%

Total Assets	$2	$133	$2	$133	0.25%	0.25%

	2024
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Assets (General Account)	$2,943	1.13%

Recognized Obligation to Return Collateral Asset (Separate Account)	$2	—%

Recognized Obligation for Modco assets (General Account)	$246	0.09%

Recognized Obligation for Modco assets (Separate Account)	$133	0.26%

B-42	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

For the years ended December 31, 2025 and 2024, no investments held under Modco reinsurance agreements were related to or affiliated with the reinsurer.

None of the assets held as collateral or under Modco reinsurance agreements were pledged for another purpose.

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company does not enter into derivative financial instruments with financing premiums.

Counterparty and Credit Risk: Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis.

The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to OTC transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. Due to the level of material swap exposure, the Company also entered Uncleared Margin Rules (“UMR”) agreements with certain non-clearinghouse counterparties to adhere to Initial Margin (“IM”) obligations for uncleared swap transactions. As of December 31, 2025 and 2024, counterparties pledged the following cash and initial margins to the Company (in millions):

	December 31,
	2025	2024

Cash collateral and margin	$612	$1,570

Securities collateral and margin	$548	$398

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2025 and 2024, the Company pledged the following collateral and initial margins to its counterparties (in millions):

	December 31,
	2025	2024

Cash collateral and margin	$5	$5

Securities collateral and margin	$1,990	$1,113

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value and accrued interest receivable of all derivative contracts which, as of December 31, 2025 and 2024, were $1,605 million and $2,066 million, respectively.

Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2025 and 2024 were $1,125 million and $235 million, respectively, for which the Company posted collateral of $1,235 million and $244 million, respectively, through the normal course of business.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-43

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Derivative Types: The Company utilizes the following types of derivative financial instruments and strategies within its portfolio:

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to economically hedge against the effect of interest rate fluctuations on certain variable interest rate bonds and other commitments. The Company also uses interest rate swap contracts in certain replication synthetic asset transactions. (“RSAT”). RSATs are derivative transactions (the derivative component) established concurrently with other investments (the cash component) in order to “replicate” the investment characteristics of another permissible instrument (the reference entity). The Company does not apply hedge accounting for these derivatives instruments.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts and forward foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. The Company applies hedge accounting to certain of these derivatives instruments and fair value accounting to the majority of these derivatives instruments.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. The Company does not apply hedge accounting for these derivatives instruments.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps to hedge against unexpected credit events on selective investments held in the Company’s investment portfolio. The Company pays a periodic fee in exchange for the right to put the underlying investment back to the counterparty at par upon a credit event by the underlying referenced issuer. Credit events are typically defined as bankruptcy, failure to pay, or certain types of restructuring. The Company does not apply hedge accounting for these derivatives instruments.

Written Credit Default Swaps used in Replication Transactions: Credit default swaps are used by the Company in conjunction with long-term bonds as RSAT. The Company sells credit default swaps on single name corporate or sovereign credits, credit indices, or credit index tranches and provides credit default protection to the buyer. Events or circumstances that would require the Company to perform under a written credit default swap may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, debt restructuring, or default. The Company does not apply hedge accounting for these derivatives instruments.

Asset Swap Contracts: The Company enters into asset swap contracts to hedge against inflation risk associated with its TIPS. The Company also uses asset swap contracts in certain RSATs. For hedges of its TIPS, the Company pays all cash flows received from the TIPS security to the counterparty in exchange for fixed interest rate coupon payments. The Company applies hedge accounting for asset swaps used in hedging transactions, and does not apply hedge accounting for asset swaps used in RSATs.

Total Return Swap Contracts: The Company enters into total return swap contracts in conjunction with long-term bonds as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

Bond Forward Contracts: The Company enters into forward bond contracts to purchase an identified bond at a specified price on a future date to economically hedge against the effect of interest rate fluctuations. The Company applies hedge accounting for these derivative instruments. The Company also uses bond forward contracts as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

Swaption Contracts: The Company enters into swaption contracts as part of its RSAT strategy. The purchased swaption provides the Company with the option, but not the obligation, to enter into the interest rate swap agreement at predetermined terms. The written swaption grants the counterparty the right, but not the obligation, to enter into the interest rate swap at the predetermined terms. The swaption contracts help manage duration risk and provide flexibility in the Company’s asset-liability management program. The Company does not apply hedge accounting for these derivative instruments.

B-44	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

The table below illustrates the change in net unrealized capital gains and losses and realized capital gains and losses from derivative instruments. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes (in millions):

	December 31, 2025		December 31, 2024		December 31, 2023
Qualifying hedge relationships	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)

Foreign currency swap	$(519)	$23	$246	$2	$(101)	$(3)

Total qualifying hedge relationships	$(519)	$23	$246	$2	$(101)	$(3)

Non-qualifying hedge relationships

Foreign currency swaps	$(495)	$10	$195	$(7)	$(417)	$85

Foreign currency forwards	(459)	(136)	444	2	(147)	28

Interest rate swaps	3	—	(1)	—	86	(172)

Total non-qualifying hedge relationships	$(951)	$(126)	$638	$(5)	$(478)	$(59)

Derivatives used for other than hedging purposes	$—	$(49)	$—	$(105)	$—	$19

Total derivatives	$(1,470)	$(152)	$884	$(108)	$(579)	$(43)

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an other-than-temporary impairment loss on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

The Company enters into replication transactions whereby credit default swaps have been written by the Company on credit indices, credit index tranches, or single name corporate or sovereign credits. Credit index positions represent replications where credit default swaps have been written by the Company on the Dow Jones North American Investment Grade Series of indexes (“DJ.NA.IG”). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been written by the Company on the Dow Jones North American High Yield Series of indexes (“DJ.NA.HY”). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market.

The Company writes contracts on the “Senior” tranche of the Dow Jones North American Investment Grade Index Series, whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Super Mezzanine” and “Super Senior” tranches of the Dow Jones North American High Yield Index Series, whereby the Company is obligated to perform should the default rates of each index fall between 25%-35% and 35%-100%, respectively. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-45

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Information related to the credit quality of replication positions involving credit default swaps appears below. The values below are listed in order of their NAIC credit designation, with a designation of 1 having the highest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2025			December 31, 2024
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity

RSAT NAIC Designation

1 Highest quality	Single name credit default swaps	$—	$—	—	$—	$—	—
	Credit default swaps on indices	12,799	1,055	4	12,327	948	4
	Subtotal	12,799	1,055	4	12,327	948	4

2 High quality	Single name credit default swaps	—	—	—	—	—	—
	Credit default swaps on indices	100	2	3	150	3	4
	Subtotal	100	2	3	150	3	4

3 Medium quality	Single name credit default swaps	—	—	—	—	—	—
	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	—	—	—

Total		$12,899	$1,057	4	$12,477	$951	4

The table on the following page illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes.

	Summary of Derivative Positions
	(in millions)
	December 31, 2025			December 31, 2024
Qualifying hedge relationships	Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Asset swaps

Assets	$1,210	$—	$(267)	$1,210	$—	$(258)

Liabilities	—	—	—	—	—	—

Effective foreign currency swaps

Assets	1,763	178	262	4,634	432	428

Liabilities	4,793	(287)	(176)	556	(22)	(9)

Bond Forwards

Assets	5,000	—	(251)	—	—	—

Liabilities	—	—	—	—	—	—

Total qualifying hedge relationships	$12,766	$(109)	$(432)	$6,400	$410	$161

Non-qualifying hedge relationships

Interest rate swaps

Assets	$—	$—	$—	$—	$—	$—

Liabilities	61	(3)	(3)	116	(5)	(5)

Foreign currency swaps

Assets	2,462	224	224	5,569	488	488

Liabilities	4,131	(259)	(259)	1,140	(33)	(33)

Foreign currency forwards

Assets	254	9	9	6,381	291	291

Liabilities	6,276	(178)	(178)	10	(1)	(1)

Purchased credit default swaps

Assets	—	—	—	—	—	—

Liabilities	10	—	—	—	—	—

Total non-qualifying hedge relationships	$13,194	$(207)	$(207)	$13,216	$740	$740

B-46	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

	Summary of Derivative Positions
	(in millions)
	December 31, 2025			December 31, 2024
Derivatives used for other than hedging purposes	Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Written credit default swaps

Assets	$11,284	$940	$1,026	$8,912	$718	$876

Liabilities	1,615	(7)	31	3,565	(37)	75

Asset swaps and total return swaps

Assets	684	—	(8)	835	—	(7)

Liabilities	—	—	—	—	—	—

Bond Forwards

Assets	14,200	—	(857)	9,175	—	(879)

Liabilities	—	—	—	—	—	—

Interest Rate Swaps

Assets	4,650	—	(123)	50	—	(9)

Liabilities	—	—	—	—	—	—

Swaptions

Assets	$3,000	$97	$64	—	—	—

Liabilities	$3,000	$(97)	$(118)	—	—	—

Total derivatives used for other than hedging purposes	$38,433	$933	$15	$22,537	$681	$56

Total derivatives	$64,393	$617	$(624)	$42,153	$1,831	$957

For the year ended December 31, 2025 and 2024, the average fair value of derivatives used for other than hedging purposes, was $119 million and $452 million.

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity. During 2025, REA’s liquid assets have comprised less than 10% of its net assets, primarily due to continued elevated owner withdrawals driven by unfavorable market trends in the U.S. commercial real estate market, with elevated interest rates negatively impacting property values.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

TIAA Separate Account VA-5, formerly known as TIAA-CREF Life Separate Account VA-1, was established on July 27, 1998 under New York Law to fund individual non-qualified variable annuities. VA-5 is registered with the Commission as a unit investment trust under the Investment Company Act of 1940. The assets of this account are carried at market value.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The separate account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-47

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

TIAA Separate Account VLI-1, formerly known as TIAA-CREF Life Separate Account VLI-1, is a unit investment trust and was organized on May 23, 2001, and established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the SEC. The assets of this account are carried at market value.

TIAA Separate Account VLI-2, formerly known as TIAA-CREF Life Separate Account VLI-2, is a unit investment trust and was organized on February 15, 2012, and established under New York Law for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the SEC. The assets of this account are carried at market value.

TIAA Separate Account MVA-1, formerly known as TIAA-CREF Life Separate Account MVA-1, was established on July 23, 2008 under New York Law as a non-unitized Separate Account that will support flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at market value. The contract supported by this separate account, TIAA Investment Horizon Annuity, is registered with the SEC.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law

TIAA Real Estate Account VA-2	Variable Annuity	Section 4240 of the New York Insurance Law

TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law

TIAA Separate Account VA-5	Variable Annuity	Section 4240 of the New York Insurance Law

TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

TIAA Separate Account VLI-1	Variable Life	Section 4240 of the New York Insurance Law

TIAA Separate Account VLI-2	Variable Life	Section 4240 of the New York Insurance Law

TIAA Separate Account MVA-1	Fixed Annuity	Section 4240 of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

The Company’s separate account statement includes legally and not legally insulated assets as of December 31 attributed to the following products (in millions):

	2025		2024
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TIAA Real Estate Account VA-2	$24,762	$—	$23,656	$—

TIAA Separate Account VA-3	23,266	—	20,447	—

TIAA Separate Account VA-1	1,376	—	1,316	—

TIAA Stable Value	3,405	—	3,086	—

TIAA Separate Account VLI-1	629	—	546	—

TIAA Separate Account VLI-2	366	—	315	—

TIAA Separate Account VA-5	4,301	—	3,900	—

TIAA Separate Account MVA-1	—	28	—	28

Total	$58,105	$28	$53,266	$28

In accordance with the products recorded within the separate accounts, some separate account liabilities are guaranteed by the General Account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The General Account provides the REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the REA cannot fund participant requests, the General Account will fund the requests by purchasing accumulation units (also referred to as “liquidity units”) in the REA. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order. See Note 20 – Contingencies and Guarantees for additional disclosures on purchases of accumulation units in the REA.

B-48	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2025
	Non-indexed Guarantee less than/equal to 4%	Non- indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$798	$—	$4,938	$5,736

Reserves

For accounts with assets at:

Fair value	$9	$6	$51,815	$51,830

Amortized cost	3,159	—	—	3,159

Total reserves	$3,168	$6	$51,815	$54,989

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$8	$6	$—	$14

At book value without market value adjustment and with current surrender charge of 5% or less*	3,159	—	—	3,159

At fair value	—	—	51,815	51,815

Not subject to discretionary withdrawal	1	—	—	1

Total reserves	$3,168	$6	$51,815	$54,989

*	Withdrawable at book value without adjustment or charge.

	2024
	Non-indexed Guarantee less than/equal to 4%	Non- indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$662	$—	$5,222	$5,884

Reserves

For accounts with assets at:

Fair value	$8	$5	$48,159	$48,172

Amortized cost	2,895	—	—	2,895

Total reserves	$2,903	$5	$48,159	$51,067

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$8	$5	$—	$13

At book value without market value adjustment and with current surrender charge of 5% or less*	2,895	—	—	2,895

At fair value	—	—	48,159	48,159

Not subject to discretionary withdrawal	—	—	—	—

Total reserves	$2,903	$5	$48,159	$51,067

*	Withdrawable at book value without adjustment or charge.

	2023
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$548	$—	$3,871	$4,419

Reserves

For accounts with assets at:

Fair value	$13	$3	$46,830	$46,846

Amortized cost	2,822	—	—	2,822

Total reserves	$2,835	$3	$46,830	$49,668

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-49

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

	2023
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$12	$3	$—	$15

At book value without market value adjustment and with current surrender charge of 5% or less*	2,822	—	—	2,822

At fair value	—		. 46,830	46,830

Not subject to discretionary withdrawal	1	—	—	1

Total reserves	$2,835	$3	$46,830	$49,668

*	Withdrawable at book value without adjustment or charge.

The following is a reconciliation of transfers to (from) the Company to the separate accounts for the years ended December 31, (in millions):

	2025	2024	2023

Transfers reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$6,073	$6,247	$4,713

Transfers from separate accounts	(7,367)	(7,153)	(7,795)

Reconciling adjustments:

Fund transfer exchange gain (loss)	—	—	—

Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(1,294)	$(906)	$(3,082)

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by NYDFS and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, New York State Regulation 213, and VM-21 and VM-22 as applicable.

Reserves for all life insurance policies are calculated in accordance with New York State Regulation 147.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	December 31, 2025	December 31, 2024

Deferred and payout annuity contracts issued after 2000	$4,469	$4,309

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS and the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. The Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2025 and 2024.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

B-50	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Withdrawal characteristics of individual annuity reserves, group annuity reserves, and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$14	$—	$14	—%

At fair value	—	—	27,271	27,271	14.3%

Total with market value adjustment or at fair value	—	14	27,271	27,285	14.3%

At book value without adjustment (minimal or no charge or adjustment)	30,329	—	—	30,329	15.9%

Not subject to discretionary withdrawal	133,228	—	—	133,228	69.8%

Total (direct + assumed)	$163,557	$14	$27,271	$190,842	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$163,557	$14	$27,271	$190,842

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$14	$—	$14	—%

At fair value	—	—	25,795	25,795	13.6%

Total with market value adjustment or at fair value	—	14	25,795	25,809	13.6%

At book value without adjustment (minimal or no charge or adjustment)	30,125	—	—	30,125	15.9%

Not subject to discretionary withdrawal	133,856	—	—	133,856	70.5%

Total (direct + assumed)	$163,981	$14	$25,795	$189,790	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$163,981	$14	$25,795	$189,790

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

GROUP ANNUITIES:

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At fair value	—	—	23,462	23,462	22.8%

Total with market value adjustment or at fair value	—	—	23,462	23,462	22.8%

At book value without adjustment (minimal or no charge or adjustment)	45,067	3,151	—	48,218	46.9%

Not subject to discretionary withdrawal	31,178	—	—	31,178	30.3%

Total (direct + assumed)	$76,245	$3,151	$23,462	$102,858	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$76,245	$3,151	$23,462	$102,858

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

GROUP ANNUITIES:

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At fair value	—	—	21,425	21,425	22.6%

Total with market value adjustment or at fair value	—	—	21,425	21,425	22.6%

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-51

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

At book value without adjustment (minimal or no charge or adjustment)	41,356	2,888	—	44,244	46.6%

Not subject to discretionary withdrawal	29,255	—	—	29,255	30.8%

Total (direct + assumed)	$70,611	$2,888	$21,425	$94,924	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$70,611	$2,888	$21,425	$94,924

	2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS: (no life contingencies)

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At fair value	—	—	88	88	0.5%

Total with market value adjustment or at fair value	—	—	88	88	0.5%

At book value without adjustment (minimal or no charge or adjustment)	11,337	7	—	11,344	59.3%

Not subject to discretionary withdrawal	7,687	—	—	7,687	40.2%

Total (direct + assumed)	$19,024	$7	$88	$19,119	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$19,024	$7	$88	$19,119

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS: (no life contingencies)

Subject to Discretionary Withdrawal:

With market value adjustment	$—	$—	$—	$—	—%

At fair value	—	—	79	79	0.4%

Total with market value adjustment or at fair value	—	—	79	79	0.4%

At book value without adjustment (minimal or no charge or adjustment)	10,682	7	—	10,689	58.2%

Not subject to discretionary withdrawal	7,605	—	—	7,605	41.4%

Total (direct + assumed)	$18,287	$7	$79	$18,373	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$18,287	$7	$79	$18,373

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in millions):

		2025
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,025	$2,025	$2,065

Other Permanent Cash Value Life Insurance	315	315	367

Variable Universal Life	363	363	375

Not subject to discretionary withdrawal or no cash values:

Term Policies with Cash Value	—	—	583

Disability—Active Lives	—	—	13

Disability—Disabled Lives	—	—	70

Miscellaneous Reserves	—	—	35

Total (direct + assumed)	$2,703	$2,703	$3,508

B-52	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

		2024
	General Account
	Account Value	Cash Value	Reserve

Reinsurance Ceded	—	—	406

Total (net)	$2,703	$2,703	$3,102

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,008	$2,008	$2,043

Other Permanent Cash Value Life Insurance	315	315	370

Variable Universal Life	364	363	375

Not subject to discretionary withdrawal or no cash values:

Term Policies with Cash Value	—	—	604

Disability–Active Lives	—	—	14

Disability–Disabled Lives	—	—	73

Miscellaneous Reserves	—	—	38

Total (direct + assumed)	$2,687	$2,686	$3,517

Reinsurance Ceded	—	—	418

Total (net)	$2,687	$2,686	$3,099

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under a management agreement, the Company provides administrative services to VA-1. The Company provided administrative services to TIAA, FSB (“the Bank”), a subsidiary of FSB, through July 30, 2023. Additionally, under a General Service and Facilities Agreement with Nuveen, LLC, the Company provides and receives general services at cost inclusive of charges for overhead.

As the common pay-agent, the Company allocated expenses of $2,765 million, $2,693 million and $2,522 million to its various subsidiaries and affiliates for the years ended December 31, 2025, 2024 and 2023, respectively. The expense allocation process determines the portion of the operating expenses attributable to each legal entity based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization of TIAA, are provided at-cost by the Company and two of its subsidiaries, TIAA-CREF Investment Management, LLC (“TCIM”) and TIAA-CREF Individual and Institutional Services, LLC (“TC Services”). Such services are provided in accordance with an Administrative Service Agreement between CREF and the Company, an Investment Management Agreement between CREF and TCIM, and a Principal Underwriting and Distribution Services Agreement between CREF and TC Services (collectively the “CREF Agreements”). The Company is the common pay-agent for CREF and TC Services. The Company collects the distribution expense reimbursements from CREF and then remits those payments to TC Services. The administration and investment expenses incurred by the Company are included in operating expenses and offset against the related expense reimbursements received from CREF and Nuveen Services, respectively. The expense reimbursements under the CREF Agreements and the equivalent expenses, amounted to approximately $488 million, $578 million, and $577 million for the years ended December 31, 2025, 2024 and 2023, respectively.

TC Services maintains a Distribution Agreement with the Company under which TC Services is the principal underwriter and distributor for variable annuity contracts issued by the Company. Such activities performed by TC Services are reimbursed at cost. The Company paid $14 million, $13 million, and $10 million for the years ended December 31, 2025, 2024, and 2023, respectively for these services. TC Services also maintains a Distribution Agreement with the Company under which TC Services is the distributor for proprietary and non-proprietary mutual funds, whereby the Company does not provide cost reimbursements to TC Services.

The Company had a General Service Agreement through July 30, 2023, whereby the Company provided general administrative services such as technology, marketing, finance, corporate overhead and individual advisory services to the Bank. Expense allocations to the Bank were $44 million for the year ended December 31, 2023.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Nuveen Securities, LLC (“Securities”), an indirect subsidiary of Nuveen, LLC, distributes registered securities for certain proprietary funds and non-proprietary mutual funds.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-53

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

The Company has Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly owned subsidiaries of Nuveen, LLC, and Churchill Asset Management, a majority owned subsidiary of Nuveen, LLC, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company. As of June 30, 2023, a portion of the Investment Management Agreement between the Company and Nuveen Alternative Advisors, LLC was permanently assigned to Churchill Asset Management. The Company paid $151 million, $153 million, and $155 million to Advisors, and $277 million, $289 million, and $316 million to Nuveen Alternatives Advisors, LLC, for the years ended December 31, 2025, 2024, and 2023, respectively. The Company paid $115 million, $126 million and $46 million to Churchill Asset Management for the years ended December 31, 2025, 2024 and 2023 respectively.

The Company has an Omnibus Service Agreement with Nuveen, LLC, pursuant to which Nuveen, LLC directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead. The Company paid $7 million to Nuveen, LLC for the years ended December 31, 2025, 2024 and 2023 respectively.

The Company has a sublease agreement for certain leases and leasehold improvements with Nuveen Services, LLC. The Company makes the applicable lease payments on behalf of Nuveen Services, LLC and then allocates those costs. Under the sublease agreement, the Company allocated $12 million, $14 million and $15 million to Nuveen Services, LLC for the years ended December 31, 2025, 2024, and 2023, respectively.

All services necessary for the operation of the REA are provided at-cost by the Company and TC Services. The Company provides investment management and administrative services for the REA in accordance with an Investment Management and Administrative Agreement. Distribution services for the REA are provided in accordance with a Distribution Agreement among TC Services, the Company and the REA (collectively the “Agreements”). The Company and TC Services receive payments from the REA on a daily basis according to formulae established annually and adjusted periodically for performance of these Agreements. The daily fee is based on an estimate of the at-cost expenses necessary to operate the REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating the REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter. Reimbursements collected under the Agreements amounted to approximately $135 million, $161 million, and $170 million for the periods ended December 31, 2025, 2024 and 2023, respectively.

The Company provides certain separate account guarantees, including a liquidity guarantee to REA, and is compensated for these guarantees. See Note 20 Contingencies and Guarantees for additional information on separate account guarantees.

The Company had a Service Agreement with the Bank through July 30, 2023, whereby the Bank provided general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead. The Company paid $1 million to the Bank for the year ended December 31, 2023.

The Company has a Cash Disbursement and Reimbursement Agreement with Nuveen Investments, an indirect subsidiary of Nuveen, LLC, whereby the Company provides cash disbursements and related services at cost. The Company allocated $138 million, $101 million, and $105 million to Nuveen Investments for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA Kaspick, LLC (“Kaspick”), an indirect subsidiary of TIAA, whereby the Company provides cash disbursements and related services at cost. The Company allocated $39 million, $42 million, and $40 million to Kaspick for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA-CREF Tuition Financing, Inc. (“TFI”), a subsidiary of the Company, whereby the Company provides cash disbursements and related services at cost. The Company allocated $108 million, $100 million, and $87 million to TFI for the years ended December 31, 2025, 2024, and 2023, respectively.

Services for certain funding agreements for qualified state tuition programs for which TFI is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. The Company paid $29 million, $27 million, and $33 million for the years ended December 31, 2025, 2024, and 2023, respectively for these services.

The Company has a Service Agreement with TIAA Global Business Services (India) Private Limited (“TIAA India”), an indirect wholly-owned subsidiary of the Company, whereby TIAA India provides information technology and non-technology services for the Company and its affiliates. The Company paid $150 million, $170 million, and $143 million to TIAA India for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company has a Technology Support and Services Agreement with MyVest Corporation (“MyVest”), a wholly-owned subsidiary of the Company, whereby MyVest provides certain wealth management software and services solutions to the Company. The

B-54	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

Company paid $31 million and $37 million to MyVest for the years ended December 31, 2024 and 2023, respectively. The Company agrees to provide MyVest administrative services for use in its day to day operations. The Company allocated administrative service expenses of $7 million, $2 million, and $3 million for each of the years ended December 31, 2025, 2024, and 2023, respectively. Effective April 30, 2025, MyVest entered into a Transition Services Agreement assigning all MyVest contracts, including the Technology Support and Services Agreement, to a third party. In pursuant to the agreement, the third party is entitled to all wealth management platform services revenue, excluding platform development, for the year ended December 31, 2025. For the period from January 1, 2025, through April 30, 2025, the Company paid MyVest $10 million which was subsequently paid to the third party. For the period from May 1, 2025 through December 31, 2025, the Company made payments directly to the third party. For the year ended December 31, 2025, the Company paid $5 million to MyVest related to platform development.

The Bank provided custody and trustee services to the Company through July 30, 2023. The Company paid $4 million to the Bank for the year ended December 31, 2023, for these services. As of July 31, 2023, these services are provided by the Trust pursuant to a general services agreement. The Company paid $7 million, $7 million and $2 million to the Trust during the years ended December 31, 2025, 2024 and 2023, respectively.

The Company has a service and subcontracting agreement with TIAA Shared Services, LLC (“TSS”), a wholly-owned subsidiary of the Company. Under the agreement, TSS serves as an internal administrative service provider for the Company as well as for CREF and the Company’s affiliates with existing administrative services agreements with the Company. The Company pays TSS compensation it receives (and TSS reimburses the Company for disbursements it makes) relating to the provision of administrative services for the Company. The Company also reimburses TSS at cost for administrative services provided in support of the Company’s insurance business and the fulfillment of its contractual obligation to provide such services to CREF and the Company’s affiliates. The Company also provides to TSS any services necessary to conduct its operations, and TSS reimburses the Company at cost for these services. TSS reimbursed the Company $707 million, $666 million, and $612 million for the years ended December 31, 2025, 2024, and 2023, respectively.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2025 or December 31, 2024.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2025			12/31/2024			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross Deferred Tax Assets	$5,798	$3,421	$9,219	$5,572	$2,995	$8,567	$226	$426	$652

b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted Gross Deferred Tax Assets (a–b)	5,798	3,421	9,219	5,572	2,995	8,567	226	426	652

d) Deferred Tax Assets Non-admitted	1,053	2,240	3,293	1,196	2,054	3,250	(143)	186	43

e) Subtotal Net Admitted Deferred Tax Asset (c-d)	4,745	1,181	5,926	4,376	941	5,317	369	240	609

f) Deferred Tax Liabilities	3,062	1,081	4,143	2,621	897	3,518	441	184	625

g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$1,683	$100	$1,783	$1,755	$44	$1,799	$(72)	$56	$(16)

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-55

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

	12/31/2025			12/31/2024			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101

a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation.(The Lesser of (b)1 and (b)2 Below)	1,683	100	1,783	1,755	44	1,799	(72)	56	(16)

1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	1,683	100	1,783	1,755	44	1,799	(72)	56	(16)

2. Adjusted Gross DTA Allowed per Limitation Threshold	XXX	XXX	5,979	XXX	XXX	6,006	XXX	XXX	(27)

c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	3,062	1,081	4,143	2,621	897	3,518	441	184	625

d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$4,745	$1,181	$5,926	$4,376	$941	$5,317	$369	$240	$609

	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	964%	935%

Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in millions)	$39,861	$40,043

	12/31/2025		12/31/2024		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in millions)

Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage

Adjusted Gross DTAs Amount From Above	$5,798	$3,421	$5,572	$2,995	$226	$426

Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	—%	—%	—%	—%	—%	—%

Net Admitted Adjusted Gross DTAs Amount From Above	$4,745	$1,181	$4,376	$941	$369	$240

Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	7.73%	—%	12.48%	—%	(4.75)%	—%

The Company supports the admittance of $367 million of DTA with $1,594 million of tax planning strategies. The Company does not have tax planning strategies that include the use of reinsurance.

The Company has no temporary differences for which DTLs are not recognized.

Income taxes incurred consist of the following major components as of December 31, (in millions):

	2025	2024	2023

Current Income Tax:

Federal income tax expense (benefit)	$(304)	$(535)	$(569)

Foreign taxes	—	1	—

Subtotal	$(304)	$(534)	$(569)

Federal income taxes expense on net capital gains	176	135	(56)

Generation/(utilization) of loss carry-forwards	128	413	630

Intercompany tax sharing expense/(benefit)	3	(126)	(6)

Other	—	—	—

Federal and foreign income tax expense / (benefit)	$3	$(112)	$(1)

B-56	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

	2025	2024	2023

	12/31/2025	12/31/2024	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$23	$23	$—

Investments	417	387	30

Policyholder dividends accrual	486	485	1

Fixed assets	258	248	10

Compensation and benefits accrual	514	482	32

Net operating loss carry-forward	1,443	1,264	179

Other (including items < 5% of total ordinary tax assets)	855	733	122

Intangible assets – business in force and software	1,802	1,950	(148)

Subtotal	$5,798	$5,572	$226

Statutory valuation allowance adjustment	$ —	$—	$—

Non-admitted	1,053	1,196	(143)

Admitted ordinary deferred tax assets	$4,745	$4,376	$369

Capital:

Investments	$3,412	$2,971	$441

Real estate	9	24	(15)

Subtotal	$3,421	$2,995	$426

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	2,240	2,054	186

Admitted capital deferred tax assets	1,181	941	240

Admitted deferred tax assets	$5,926	$5,317	$609

	12/31/2025	12/31/2024	Change

Deferred Tax Liabilities:

Ordinary:

Investments	$3,055	$2,563	$492

Reserves transition adjustment	1	53	(52)

Other (including items < 5% of total ordinary tax liabilities)	6	5	1

Subtotal	$3,062	$2,621	$441

Capital:

Investments	$1,081	$897	$184

Subtotal	$1,081	$897	$184

Deferred tax liabilities	$4,143	$3,518	$625

Net Deferred Tax:

Assets/Liabilities	$1,783	$1,799	$(16)

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2025 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$(74)	21.00%

Dividends received deduction	(115)	32.49

Transfer pricing adjustment	22	(6.30)

Amortization of interest maintenance reserve	(32)	9.01

Statutory impairment of affiliated common stock	22	(6.19)

Other permanent differences	2	(0.51)

Prior year true-ups (TIAA & Subs)	(80)	22.60

Prior year true-ups (TIAA & Subs)—tax credits	(1)	0.32

Current year tax credit activity	47	(13.21)

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-57

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

Description	Tax Effect	Effective Tax Rate

Current year non-admitted assets	(20)	5.61

Other	(5)	1.38

Total statutory income taxes	$(234)	66.20%

Federal and foreign income tax expense (benefit)—Ordinary	3	(0.86)

Federal and foreign income tax expense (benefit)—Capital	—	—

Change in net deferred income tax charge (benefit)	(237)	67.06

Total statutory income taxes	$(234)	66.20%

As of December 31, 2025, the Company had the following net operating loss carry forwards (in millions):

Year Incurred	Net Operating Losses	Year of Expiration

2017	$150	2032

2022	1,736	Indefinite

2023	2,569	Indefinite

2024	1,849	Indefinite

2025	568	Indefinite

Total	$6,872

As of December 31, 2025, the Company had the following foreign tax credit carry forwards (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration

2018	$3	2028

2019	3	2029

2020	1	2030

2021	2	2031

2022	42	2032

2023	37	2033

Total	$88

As of December 31, 2025, the Company has no taxes available for recoupment in the event of future losses.

At December 31, 2025, the Company had no net capital loss carry forwards.

At December 31, 2025, the Company has general business credits of $132 million generated during the years 2006 to 2024 and expiring between 2026 to 2044.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

1) 730 Texas Forest Holdings, Inc.

2) Brooklyn Artificial Intelligence, Inc

3) MyVest Corporation

4) NIS/R&T, Inc.*

5) Nuveen Holdings, Inc.*

6) Nuveen Holdings 1, Inc.*

7) Nuveen Investments, Inc.*

8) Nuveen Investments Holdings, Inc.*

9) Nuveen Securities, LLC*

10) T-C SP, Inc.

B-58	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

11) TIAA Board of Governors

12) TIAA-CREF Tuition Financing, Inc.

13) TIAA Trust, N.A.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings 1, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

Amounts receivable (payable) from the Company’s subsidiaries for federal income taxes are $4 million and $2 million at December 31, 2025 and 2024, respectively.

The Company’s tax years 2018 through 2020 are currently under examination by the Internal Revenue Service (“IRS”), and tax years 2021 through 2024 are open to examination.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022. The Act included a new corporate alternative minimum tax (“CAMT”) which is a 15 percent tax on an applicable corporation’s adjusted financial statement income for the tax year, reduced by corporate alternative minimum foreign tax credits. The tax is effective for tax years beginning after 2022 for applicable corporations.

Pursuant to guidance released by the Statutory Accounting Principles Working Group (“SAPWG”) within INT 23-03, the Company has determined as of the reporting date that it will not be an applicable entity and will not be liable for CAMT for the years ended December 31, 2025, 2024, and 2023.

The One Big Beautiful Bill Act (the “Act”) was signed into law by the President on July 4, 2025. The Act changes existing United States tax law and includes numerous provisions that will affect a wide range of businesses and industries. The Act also includes reform of the existing US international tax system. Management has evaluated the impact of the Act and has concluded to have no material impact to the financial statements.

Note 17—repurchase and securities lending programs

Repurchase Program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained as necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2025 and 2024, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2025 and 2024 that resulted in default.

As of December 31, 2025 and 2024, the Company had no outstanding repurchase agreements.

Reverse Repurchase Program

The Company enters into tri-party reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities. If at anytime the fair value of the collateral is less than 100% of the purchase price paid by the Company, the counterparty shall be obligated to deliver additional collateral, the fair value of which, together with fair value of all collateral then held in connection with the transaction, at least equals 102% of the purchase price of the transferred securities. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its right with respect to the collateral, including a sale of the collateral.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-59

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

The Company records the amount paid for these securities purchased under agreements to resell in short-term investments. At December 31st, 2025, the Company held $23 million in short-term investments for reverse repurchase agreements.

Securities Lending Program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2025, the estimated fair value of the Company’s securities on loan under the program was $2,422 million. The estimated fair value of collateral held by the Company for the securities on loan as of December 31, 2025, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $2,474 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2025.

Of the cash collateral received from the program, $2,474 million is held as cash or reinvested in overnight, government backed, repurchase agreements as of December 31, 2025. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2025 (in millions):

	Amortized Cost	Fair Value

Open	$2,474	$2,474

Total collateral reinvested	$2,474	$2,474

As of December 31, 2024 the estimated fair value of the Company’s securities on loan under the program was $1,342 million. The estimated fair value of collateral held by the Company for the securities on loan as of December 31, 2024, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $1,373 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2024.

Of the cash collateral received from the program, $1,373 million was held as cash or reinvested in overnight, government backed, repurchase agreements as of December 31, 2024. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2024 (in millions):

	Amortized Cost	Fair Value

Open	$1,373	$1,373

Total collateral reinvested	$1,373	$1,373

Note 18—federal home loan bank of new york membership and borrowings

The Company is a member of the FHLBNY. Through its membership, the Company has the ability to conduct business activity (“advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $19,018 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held in the General Account as of December 31, (in millions):

	2025	2024

Membership stock - class A	$—	$—

Membership stock - class B	50	50

Activity stock	325	323

Excess stock	—	—

Total	$375	$373

B-60	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

There were no FHLBNY capital stock held in separate accounts as of December 31, 2025 and 2024.

Membership stock at December 31, 2025 and 2024, is not eligible for redemption.

The Company had $7,119 million and $7,078 million in funding agreements, $7,119 million and $7,078 million in funding agreement reserves established, and $110 million and $100 million in debt outstanding at December 31, 2025 and December 31, 2024, respectively. The Company does not have any prepayment obligations for these funding agreement arrangements.

The following table shows the maximum collateral pledged to FHLBNY in the General Account during the year ending December 31, (in millions):

	2025			2024
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

Total	$8,948	$9,742	$8,009	$9,347	$10,362	$8,280

There was no collateral pledged to FHLBNY in the separate accounts during the years ended December 31, 2025 and 2024.

The following table shows the maximum borrowing from FHLBNY in the General Account during the year ending December 31, (in millions):

	2025	2024

Debt	$890	$1,785

Funding agreements	7,119	6,496

Total	$8,009	$8,281

There were no borrowings from FHLBNY in the separate accounts during the year ended December 31, 2025 and 2024.

The following table shows the collateral pledged to FHLB in the General Account as of December 31, 2025 and 2024 (in millions):

	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing

Total	$8,077	$8,804	$7,229	$8,213	$9,108	$7,178

There was no collateral pledged to FHLB in the separate account as of December 31, 2025 and 2024.

Note 19—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves increased or (reduced) by each item below for the years ended December 31 are as follows (in millions):

	2025	2024	2023

Net income (loss)	$(162)	$(1,214)	$(731)

Change in net unrealized capital gains (losses), net of taxes	867	73	230

Change in asset valuation reserve	(186)	701	(226)

Change in net deferred income tax	237	385	609

Change in non-admitted assets	(152)	(622)	(468)

Surplus (contributed to) withdrawn from Separate Accounts	—	(294)	(618)

Change in surplus of separate accounts	34	260	594

Change in surplus notes	—	(349)	—

Change in post-retirement benefit liability	(9)	(6)	(4)

Change in liability for reinsurance of unauthorized companies	(6)	—	1

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-61

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

As of December 31, 2025 and 2024, the portion of contingency reserves represented by cumulative net unrealized gains was $4,566 million and $3,586 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Governors, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2025 (in millions):

Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Life-To-Date Principal Paid	Date of Maturity

12/16/2009	6.850%	$2,000	$1,049	$1,049	$72	$1,151	$950	12/16/2039

09/18/2014	4.900%	1,650	1,649	1,649	81	889	—	09/15/2044

05/08/2017	4.270%	2,000	1,995	1,995	85	727	—	05/15/2047

05/07/2020	3.300%	1,250	1,249	1,249	41	228	—	05/15/2050

Total		$6,900	$5,942	$5,942	$279	$2,995	$950

In 2024, the Company called a $350 million fixed to floating surplus note that was issued on September 18, 2014. It bore interest at a fixed annual rate of 4.375% until September 15, 2024, at which time it converted to a floating rate and became callable. The interest expense in 2024 associated with this surplus note was $16 million.

For the years ended December 31, 2025 and 2024, the Company did not have any related parties as holders of surplus notes or unapproved interest or principal. There were no amounts of current year interest offset or principal paid and the notes were not contractually linked. Surplus note payments are not subject to administrative offsetting and proceeds were not used to purchase assets directly from the holder of the note.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: The Company is subject to stockholder dividend restrictions under the New York Insurance Law. However, all of the outstanding common stock of the Company is collectively held by TIAA Board of Governors, a non-profit corporation created to hold the stock of the Company, and therefore the Company does not make stockholder dividend payments.

20—contingencies and guarantees

Subsidiary and Affiliate Guarantees:

The Company has unconditionally guaranteed $1,000 million in 4.0% senior unsecured notes issued by Nuveen, LLC due in 2028. The Company agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by Nuveen, LLC. The guarantee is made to/on behalf of a wholly-owned subsidiary, and as such the liability is excluded from recognition. The

B-62	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

continued

maximum potential amount of future payments the Company could be required to make under the guarantee as of December 31, 2025, is $1,120 million, which includes the future undiscounted interest payments. Should action under the guarantee be required, the Company would contribute cash to Nuveen, LLC, to fund the obligation, thereby increasing the Company’s investment in Nuveen, LLC, as reported in other invested assets. Based on Nuveen, LLC’s financial position and operations, the Company views the risk of performance under this guarantee as remote.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF, a companion organization of TIAA. Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF. As of December 31, 2025, there were no balances outstanding. It is the intent of the Company and CREF to use this facility as a supplemental liquidity facility, which would only be used after CREF has exhausted the availability of the current $500 million committed credit facility maintained with a group of banks.

The Company guarantees that CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with the Trust. $100 million of this facility is maintained on a committed basis with an expiration date of June 29, 2026. As of December 31, 2025, there were no balances outstanding.

The Company provides a $5 million unsecured 364-day revolving line of credit arrangement with MyVest, Inc. This line has an expiration date of December 30, 2026. As of December 31, 2025, $5 million was outstanding.

The Company provides a $250 million committed 364-day revolving line of credit arrangement with Nuveen, LLC. This line has an expiration date of December 17, 2026. As of December 31, 2025, there were no balances outstanding.

The Company also provides a $200 million unsecured revolving line of credit arrangement with T-C S-T REIT LLC. This line of credit has an open ended expiration date and is effective until terminated. As of December 31, 2025, there were no balances outstanding.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense, and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA contract owners begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA contract owners will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet contract owner transfer or cash withdrawal requests. If REA cannot fund contract owner requests, TIAA’s general account will fund them by purchasing accumulation units in the REA. Under this agreement, TIAA guarantees that contract owners will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Pursuant to the liquidity guarantee obligation, the TIAA General Account has purchased 1,851 thousand liquidity units issued by the REA for a total of $911 million since the guarantee was activated in 2023 and continues to hold these liquidity units as of December 31, 2025. No liquidity units were purchased in 2025. The fair value of these liquidity units was $887 million as of December 31, 2025. liquidity units owned by TIAA are valued in the same manner as units owned by individual REA contract owners on a fair value basis and will fluctuate in value.

Because TIAA’s ability to purchase and sell liquidity units raises certain technical issues under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), TIAA applied for and received a prohibited transaction exemption from the U.S. Department of Labor in 1996 (“PTE 96-76”). In connection with the exemption, TIAA has appointed an independent fiduciary for the REA. The independent fiduciary reviews and approves the valuation of units in the REA as well as the account’s investment guidelines and monitoring whether its investments comply with those guidelines. In addition, the independent fiduciary has certain responsibilities with respect to the REA whenever TIAA is required to purchase and own liquidity units in the Account in connection with operation of the REA’s liquidity guarantee. The independent fiduciary is vested with oversight and approval over any redemption of TIAA’s liquidity units (including setting the “trigger point” or maximum amount of liquidity units that can be acquired by TIAA), acting in the best interests of REA contract owners. To the extent liquidity units are held by the TIAA General Account, the independent fiduciary reserves the right to authorize or direct the redemption of all or a portion of liquidity units at any time, including when the trigger point is reached. Upon termination and liquidation of the REA (wind-up), any liquidity units held by TIAA will be the last units redeemed, unless the independent fiduciary directs otherwise.

Teachers Insurance and Annuity Association of America ∎ Statement of Additional Information	B-63

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

December 31, 2025

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other Contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 21—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 11, 2026, the date the financial statements were available to be issued.

On February 12, 2026, Nuveen and Schroders, a leading provider of active asset management, advisory and wealth management services agreed to the terms of a board recommended cash acquisition (“the Transaction”) by Nuveen for the entire issued and to-be-issued share capital of Schroders. The Transaction is currently expected to become effective and close during Q4 2026, subject to the satisfaction or waiver of certain conditions, including the approval by Schroders shareholders and relevant antitrust and regulatory authorities.

B-64	Statement of Additional Information ∎ Teachers Insurance and Annuity Association of America

PART C – OTHER INFORMATION

Item 27. Exhibits

(a)	Board of Directors Resolution

None

(b)	Custodian Agreements

None

(c)	Underwriting Contracts

A.

Form of Distribution Agreement for the Teachers Insurance and Annuity Association of America Investment Horizon Annuity Contracts dated December  31, 2025 (Incorporated by reference to the initial Registration Statement on Form N-4, dated December 31, 2025 (File No.  333-292531)).

(d)	Contracts

A.

TIAA-CREF Investment Horizon Annuity Contract (Incorporated by reference to the Pre-Effective Amendment No. 2 to the Registration Statement on Form S-1, Registration No. 333-149714 Filed July 18, 2008.)

B.	Endorsement to TIAA-CREF Investment Horizon Annuity Contract (Incorporated by reference to the Registration Statement on Form S-1, Registration No. 333-210342 Filed March 23, 2016.)

(e)	Applications

A.

TIAA-CREF Investment Horizon Annuity Application (Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-1, Registration No. 333-149714 Filed June 13, 2008.)

(f)	Insurance Company’s Certificate of Incorporation and By-Laws

A.

Restated Charter of Teachers Insurance and Annuity Association of America (as amended) (Incorporated by Reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2016.)

B.

Bylaws of Teachers Insurance and Annuity Association of America (as amended) (Incorporated by reference to Post-Effective Amendment No. 10 to the Registration on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

(g)	Reinsurance Contracts

None

(h)	Participation Agreements

None

(i)	Administrative Contracts

A.

Master Independent Contractor Agreement between Teachers Insurance and Annuity Association of America and McCamish Systems, L.L.C. dated March  4, 2005 (Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-1, Registration No. 333-149714 Filed June 13, 2008.)

B.

Service and Subcontracting agreement by and between Teachers Insurance and Annuity Association of America and TIAA Shared Services, LLC (Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, Registration No. 333-145064 Filed on April 27, 2021.)

(j) Other Material Contracts

A.

Investment Management Agreement dated as of May 10, 2012, by and between Teachers Advisors, Inc. and TIAA-CREF Life Insurance (Incorporated by reference to the Registration Statement on Form S-1, Registration No.  333-210342 Filed on March 23, 2016.)

B.

Agreement and Plan of Merger of TIAA-CREF Life Insurance Company and Teachers Insurance and Annuity Association of America (Incorporated by reference to the initial Registration Statement on Form N-4, dated December 31, 2025 (File No.  333-292531)).

C.	Merger Endorsements*

(k)	Legal Opinion

A.	Opinion and consent of Deirdre Hykal, Esquire*

(l)	Other Opinions

A.	Consent of Carlton Fields, P.A.*

B.	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.*

(m)	Omitted Financial Statements

None

(n)	Initial Capital Agreements

None

(o)	Form of Initial Summary Prospectuses

None

(p)	Power of Attorney

A.	Trustees’ Powers of Attorney (Incorporated by reference to the initial Registration Statement on Form N-4, dated December 31, 2025 (File No. 333-292531)).

(q)	Letter Regarding Change in Certifying Accountant

None

(r)	Historical Current Limits on Index Gains

None

*	Filed herewith.

Item 28. Directors and Officers of the Insurance Company

Name and Principal Business Address*	Positions and Offices with Insurance Company

James R. Chambers	Trustee and Chairman

Priya Abani	Trustee

Samuel R. Bright	Trustee

Jason E. Brown	Trustee

Jeffrey R. Brown	Trustee

Angel Cabrera Michael R. Fanning	Trustee Trustee

Lisa W. Hess	Trustee

Edward M. Hundert, M.D.	Trustee

Gina L. Loften	Trustee

Ramona E. Romero	Trustee

Kim M. Sharan	Trustee

La June Montgomery Tabron	Trustee

Thasunda Brown Duckett	President and Chief Executive Officer and Trustee

Mike Cowell	Senior Executive Vice President, Chief Risk and Compliance Officer

Bret Hester	Senior Executive Vice President, Chief Legal Officer

Sastry V. Durvasula	Senior Executive Vice President, Chief Operating, Information & Digital Officer

W. Dave Dowrich	Senior Executive Vice President and Chief Financial Officer

Claire V. Borelli	Senior Executive Vice President and Chief People Officer

Derek B. Dorn	Senior Managing Director, Corporate Secretary & General Counsel

Keith Floman	Senior Vice President and Chief Actuary

Christopher Baraks	Senior Vice President, Chief Accounting Officer and Corporate Controller

Richard S. Biegen	Senior Managing Director, Chief Compliance Officer of the Separate Account

Colbert G. Narcisse	Chief Product Officer, Head of Insurance Solutions and New Markets

*	The principal business address for each individual is:

TIAA

730 Third Avenue

New York, New York 10017-3206

Item 29. Persons Controlled by or under Common Control with the Insurance Company or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

HOLDING COMPANY STRUCTURE*

Effective as of December 31, 2025

Seven Persons serve as members of TIAA Board of Governors
TIAA Board of Governors
Teachers Insurance and Annuity Association of America (TIAA)
Seven30 Re (Bermuda) Co. Limited
Seven30 Insurance (Bermuda) Co. Limited
Nuveen, LLC
Investment Subsidiaries and Investment vehicles
TIAA-CREF Individual & Institutional Services, LLC
TIAA Trust, National Association
TIAA-CREF Redwood, LLC
TIAA Kaspick, LLC
TIAA Wealth Investment Management LLC
TIAA Shared Services LLC
Real Estate Separate Account Subsidiaries
TIAA-CREF Tuition Financing, Inc.
TIAA Wealth Management LLC
TIAA RFS, LLC
TIAA-CREF Insurance Agency, LLC
MyVest Corporation
TIAA Global Capabilities Holding LLC
TIAA Global Capabilities Singapore Holding Company Pte. Ltd.
TIAA Global Capabilities Private Limited
Brooklyn Artificial Intelligence, Inc.
Brooklyn Investment Group, LLC
Nuveen Services, LLC
Nuveen Finance, LLC
Nuveen Consolidated, LLC
Nuveen Holdings 1, Inc.
Nuveen Holdings, Inc.
Nuveen Investments, Inc.
Nuveen Investments Holdings, Inc.
Nuveen Securities, LLC
TIAA-CREF Asset Management LLC
TIAA-CREF Investment Management, LLC
Nuveen Alternative Holdings LLC ("NAH")
Teachers Advisors, LLC
Nuveen Alternative Investments, LLC
Nuveen Fund Advisors, LLC
Nuveen Asset Management, LLC
Symphony Alternative Asset Management LLC
Nuveen WCM Holdings, LLC
Winslow Capital Management, LLC
Gresham Investment Management LLC
Gresham Asset Management LLC
Nuveen International Holdings LLC ("NIH")
Nuveen Real Estate Global LLC
Nuveen Canada Company
Nuveen Hong Kong Limited
Nuveen Japan Co. Ltd.
Nuveen Korea Co., Ltd.
Nuveen Middle East Limited
Nuveen Global Investments LLC
Nuveen Development Management Services LLC
Nuveen Real Estate Global Cities Advisors LLC
Nuveen Imajn Holdings Member LLC
Imajn Homes Holdings LLC
Nuveen Myplace Holdings Member LLC
Myplace Holdings LLC
Omni Holding Company LLC
Paths Management Services LLC
Nuveen Permian Investor Asset Manager Member LLC
Nuveen International Holdings 1 Limited
Nuveen International Holdings 2 Limited
Clean Energy Partners Holdco LLP
Nuveen Investment Management Holdings Limited
Nuveen CP LLC
CTL Administration Services LLC
Nuveen Natural Capital LLC
Epic Administration LLC
Nuveen Alternatives Advisors LLC
Nuveen Private Capital LLC
Pace Financial Servicing, LLC
Greenworks Lending LLC
Westchester Group Investment Management, LLC
GreenWood Resources, LLC
GreenWood Resources Capital Management, LLC
Churchill Asset Management LLC
Arcmont Asset Management Holdco Limited
Arcmont Asset Management Limited
Arcmont AM LLC
NCPC Holdings LLC
NCBDC Holdings LLC
NCPE Holdings LLC
Churchill BDC Administration LLC
Churchill PCIF Advisor LLC
Churchill DLC Advisor LLC
Churchill NCPE Advisor LLC

*This chart is a depiction of the ownership structure of Teachers Insurance and Annuity Association of America ("TIAA") and certain of its subsidiaries. This chart does not include all downstream subsidiaries of TIAA, such as investment vehicles or funds managed by TIAA or its subsidiaries and is not indicative of the percentage ownership interests held.

Entity Name	Jurisdiction of Formation	Entity Classification	Owner Name	Owner Type	Ownership %	Business Purpose
Anglo Sino Henderson Investment Consultancy (Beijing) Co Ltd	China	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting services.

Arcmont AM LLC	DE	Operating Subsidiary	Arcmont Asset Management Holdco Limited	Member	100	To engage in financial services.

Arcmont Asset Management (Sweden) AB	Sweden	Operating Subsidiary	Arcmont Asset Management Holdco Limited	Shareholder	100	To provide marketing and investment services.

Arcmont Asset Management France SAS	France	Operating Subsidiary	Arcmont Asset Management Holdco Limited	Shareholder	100	To engage in financial services.

Arcmont Asset Management Germany Gmbh	Germany	Operating Subsidiary	Arcmont Asset Management Holdco Limited	Shareholder	100	To engage in financial services.

Arcmont Asset Management Limited	United Kingdom	Operating Subsidiary	Arcmont Asset Management Holdco Limited	Shareholder	100	To act as a holding company.

Brooklyn Artificial Intelligence, Inc.	DE	Operating Subsidiary	Nuveen, LLC	Shareholder	100	To serve as a platform that manufactures custom, direct indexing products.

Brooklyn Investment Group, LLC	DE	Operating Subsidiary	Brooklyn Artificial Intelligence, Inc.	Member	100	To serve as a registered investment adviser.

CAM HR Resources LLC	DE	Operating Subsidiary	Churchill Asset Management LLC	Managing Member	99	To act as an employing entity.

CAM HR Resources LLC	DE	Operating Subsidiary	CAM HR Holdco LLC	Member	1	To act as an employing entity.

Churchill Agency Services LLC	DE	Operating Subsidiary	Churchill Asset Management LLC	Member	100	To act as administrative and collateral agent in connection with certain investments

Churchill Asset Management LLC	DE	Operating Subsidiary	Nuveen Private Capital LLC	Member	100	To act as a registered investment adviser for senior loan investments.

Churchill BDC Administration LLC	DE	Operating Subsidiary	Churchill Asset Management LLC	Member	100	To act as administrator company.

Churchill DLC Advisor LLC	DE	Operating Subsidiary	NCBDC Holdings LLC	Member	100	To hold investments in connection with a fund.

Clean Energy Partners CEP 2012 Limited	United Kingdom	Operating Subsidiary	Glennmont Asset Management Limited	Shareholder	100	To provide investment management services.

Clean Energy Partners CEP Services Limited	United Kingdom	Operating Subsidiary	Glennmont Asset Management Limited	Shareholder	100	To provide investment management services.

Glennmont Asset Management Limited	United Kingdom	Operating Subsidiary	Clean Energy Partners HoldCo LLP	Shareholder	100	To provide investment management services.

Glennmont Partners I Limited	United Kingdom	Operating Subsidiary	Clean Energy Partners CEP 2012 Limited	Shareholder	100	To provide investment management services.

GreenWood Resources Capital Management, LLC	DE	Operating Subsidiary	Greenwood Resources, LLC	Member	100	To act as a registered investment advisor and provide investment management services.

Greenwood Resources Poland sp. z o.o	Poland	Operating Subsidiary	Greenwood Resources Forest Management, LLC	Shareholder	100	To provide property management services.

Greenwood Resources, LLC	DE	Operating Subsidiary	Nuveen Natural Capital, LLC	Member	100	To act as an advisor and manager of timber and related investments.

Greenworks Lending LLC	DE	Operating Subsidiary	Nuveen CP LLC	Member	100	To act as originator of commercial property-assessed clean energy (“CPACE”) loans.

Gresham Investment Management LLC	DE	Operating Subsidiary	Nuveen Consolidated, LLC	Managing Member	79.8	To act as a registered investment advisor, commodity pool operator, and commodity trading advisor, provide investment advisory and management services.

GWR Uruguay S.A.	Uruguay	Operating Subsidiary	Greenwood Resources Forest Management, LLC	Shareholder	100	To act as a property manager.

McIntyre Labor Services, LLC	CA	Operating Subsidiary	Monterey Pacific, LLC	Member	100	To hold and manage investments.

Monterey Pacific, LLC	DE	Operating Subsidiary	Westchester Group Investment Management, LLC	Member	100	To hold and manage investments.

MyVest Corporation	DE	Operating Subsidiary	Teachers Insurance and Annuity Association of America	Shareholder	100	To provide digital financial account management services.

NCBDC Holdings LLC	DE	Operating Subsidiary	Churchill Asset Management LLC	Managing Member	85	To hold investments in connection with a fund.

Nuveen Administration Limited	United Kingdom	Operating Subsidiary	Nuveen Investment Management Holdings Limited	Shareholder	100	To provide administrative services and act as employer.

Nuveen Alternatives Advisors LLC	DE	Operating Subsidiary	Nuveen Alternative Holdings LLC	Member	100	To provide advisory services for alternative investments.

Nuveen Alternatives Europe S.à r.l.	Luxembourg	Operating Subsidiary	Nuveen Europe Holdings Limited	Member	100	To act as a fund manager and management company.

Nuveen Alternatives Services LLC	DE	Operating Subsidiary	Nuveen Alternative Holdings LLC	Member	100	To provide administrative services.

Nuveen Asset Management Europe S.à r.l.	Luxembourg	Operating Subsidiary	Nuveen Europe Holdings Limited	Member	100	To hold or distribute investments.

Nuveen Asset Management, LLC	DE	Operating Subsidiary	Nuveen Fund Advisors, LLC	Managing Member	100	To act as a registered investment adviser.

Nuveen Australia Limited	Australia	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory and management services.

Nuveen Canada Company	Canada	Operating Subsidiary	Nuveen International Holdings LLC	Shareholder	100	To provide sales and marketing services.

Nuveen Consulting (Shanghai) Co., Ltd.	China	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting services.

Nuveen Corporate Secretarial Services Limited	United Kingdom	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To provide administrative services.

Nuveen Development Management Services LLC	DE	Operating Subsidiary	Nuveen Real Estate Global LLC	Member	100	To provide construction and development management services.

Nuveen France SAS	France	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory services

Nuveen Fund Advisors, LLC	DE	Operating Subsidiary	Nuveen Consolidated, LLC	Member	100	To act as a registered commodity pool operator.

Nuveen Fund Management (Jersey) Limited	Jersey	Operating Subsidiary	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Hong Kong Limited	Hong Kong	Operating Subsidiary	TGAM HK HC LLC	Shareholder	100	To serve as a regulated entity.

Nuveen Industrial Development Management Services LLC	DE	Operating Subsidiary	Nuveen Development Management Services LLC	Member	100	To provide development management, construction management and related services.

Nuveen Investment Management Holdings Limited	United Kingdom	Operating Subsidiary	Nuveen International Holdings 3 Limited	Shareholder	99.6	To act as the holding company for legal entities.

Nuveen Investment Management Holdings Limited	United Kingdom	Operating Subsidiary	Nuveen International Holdings 1 Limited	Shareholder	0.4	To act as the holding company for the legal entities.

Nuveen Investment Management International Limited	United Kingdom	Operating Subsidiary	Nuveen FCACO Limited	Shareholder	100	To manage real estate funds.

Nuveen Italy S.r.l.	Italy	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To manage real estate investments.

NUVEEN JAPAN CO., LTD	Japan	Operating Subsidiary	Nuveen International Holdings LLC	Shareholder	100	To provide investment management and related services.

Nuveen Management AIFM Limited	United Kingdom	Operating Subsidiary	Nuveen Europe Holdings Limited	Shareholder	100	To act as an asset manager.

Nuveen Management Austria GMBH	Austria	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Management Company (Luxembourg) No 1 S.à r.l.	Luxembourg	Operating Subsidiary	Nuveen Europe Holdings Limited	Shareholder	94.4	To manage real estate funds.

Nuveen Management Finland OY	Finland	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To act as an employing entity.

Nuveen Mob Development Management Services LLC	DE	Operating Subsidiary	Nuveen Development Management Services LLC	Member	100	To provide development management, construction management, and other services.

Nuveen Natural Capital Chile SpA	Chile	Operating Subsidiary	Westchester Group Investment Management, LLC	Shareholder	100	To facilitate management operations.

Nuveen Natural Capital LATAM Gestao De Ativos Ltda	Brazil	Operating Subsidiary	Westchester Group Investment Management, LLC	Shareholder	100	To manage fund entities.

Nuveen Natural Capital Limited	United Kingdom	Operating Subsidiary	Westchester Group Investment Management, LLC	Shareholder	100	To manage fund entities.

Nuveen Natural Capital S.r.l.	Romania	Operating Subsidiary	Nuveen Natural Capital Limited	Shareholder	100	To manage fund entities.

Nuveen Natural Capital sp. z o.o	Poland	Operating Subsidiary	Nuveen Natural Capital Limited	Shareholder	100	To manage fund entities.

Nuveen Opportunistic Strategies LLC	DE	Operating Subsidiary	Teachers Insurance and Annuity Association of America	Member	99.99	To hold investments.

Nuveen Opportunistic Strategies LLC	DE	Operating Subsidiary	Teachers Advisors, LLC	Member	0.01	To hold investments.

Nuveen Property Management (Jersey) Limited	Jersey	Operating Subsidiary	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Real Estate Global Cities Advisors, LLC	DE	Operating Subsidiary	Nuveen Real Estate Global LLC	Member	100	To manage and advise legal entities.

Nuveen Services, LLC	DE	Operating Subsidiary	Nuveen, LLC	Member	100	To act as an employing entity.

Nuveen Singapore Private Limited	Singapore	Operating Subsidiary	Nuveen Group Holdings Limited	Shareholder	100	To act as a real estate investment advisor.

Pace Financial Servicing, LLC	DE	Operating Subsidiary	Nuveen CP LLC	Member	100	To service activities related to CPACE loans.

Paths Building Services LLC	DE	Operating Subsidiary	Paths Management Services LLC	Member	100	To act as an employing entity.

Paths Construction LLC	DE	Operating Subsidiary	Omni Holding Company LLC	Member	100	To serve as construction management operating company.

Paths Development LLC	DE	Operating Subsidiary	Omni Holding Company LLC	Member	100	To serve as a development operating company.

Paths Management Services LLC	DE	Operating Subsidiary	Omni Holding Company LLC	Member	100	To manage and operate real property.

Paths RMS LLC	DE	Operating Subsidiary	Omni Holding Company LLC	Member	100	To serve as maintenance operating company.

Permian Investor Asset Manager LLC	DE	Operating Subsidiary	Nuveen Permian Investor Asset Manager Member LLC	Member	50	To hold real estate.

Plata Wine Partners, LLC	CA	Operating Subsidiary	The Plata Wine Partners Trust	Member	87	To hold and manage investments.

Private Debt carried Interest General Partner II S.à r.l.	Luxembourg	Operating Subsidiary	Arcmont Asset Management Holdco Limited	Shareholder	100	To provide financial services.

Reliant Safety LLC	DE	Operating Subsidiary	Omni Holding Company LLC	Member	100	To serve as safety operating company.

Santa Barbara Asset Management, LLC	DE	Operating Subsidiary	Nuveen Investments, Inc.	Member	100	To provide investment management services.

Seven30 Insurance (Bermuda) Co. Limited	Bermuda	Operating Subsidiary	Teachers Insurance and Annuity Association of America	Member	100	To act as the issuer of corporate self Insurance.

Seven30 Re (Bermuda) Co. Limited	Bermuda	Operating Subsidiary	Teachers Insurance and Annuity Association of America	Shareholder	100	To serve as reinsurance company.

Symphony Alternative Asset Management LLC	DE	Operating Subsidiary	Nuveen Asset Management, LLC	Sole Member	100	To act as an asset manager of CLO products.

Teachers Advisors, LLC	DE	Operating Subsidiary	Nuveen Consolidated, LLC	Managing Member	100	To act as a registered investment advisor to provide investment management services.

TIAA Global Capabilities Private Limited	India	Operating Subsidiary	TIAA Global Capabilities Holding LLC	Shareholder	1	To provide certain information technology related and other support services

TIAA Global Capabilities Private Limited	India	Operating Subsidiary	TIAA Global Capabilities Singapore Holding Company Pte. Ltd.	Shareholder	99	To provide certain information technology and other support services.

TIAA Kaspick, LLC	DE	Operating Subsidiary	TIAA-CREF Redwood, LLC	Member	100	To act as a registered investment adviser and provide investment advice and gift administration services to charitable organizations and other non-profit institutions.

TIAA Trust, National Association	NC	Operating Subsidiary	Teachers Insurance and Annuity Association of America	Shareholder	99.995	To act as asset manager and support business lines.

TIAA-CREF Individual & Institutional Services, LLC	DE	Operating Subsidiary	Teachers Insurance and Annuity Association of America	Member	100	To act as a registered broker-dealer and investment advisor and to provide distribution and related services.

TIAA-CREF Insurance Agency, LLC	DE	Operating Subsidiary	TIAA RFS, LLC	Managing Member	100	To offer insurance services and products.

TIAA-CREF Investment Management, LLC	DE	Operating Subsidiary	TIAA-CREF Asset Management LLC	Member	100	To act as a registered investment advisor and provide investment management services.

TIAA-CREF Tuition Financing, Inc.	DE	Operating Subsidiary	Teachers Insurance and Annuity Association of America	Shareholder	100	To administer and provide program management services on behalf of state entities to qualified tuition programs.

Westchester Group Farm Management, LLC	IL	Operating Subsidiary	Westchester Group Investment Management, LLC	Member	100	To hold and manage investments.

Westchester Group Investment Management, LLC	DE	Operating Subsidiary	Nuveen Natural Capital, LLC	Member	100	To hold and manage investments.

Westchester Group Real Estate, LLC	IL	Operating Subsidiary	Westchester Group Investment Management, LLC	Member	100	To provide brokerage services related to agricultural investments.

Westchester NGFF Investment, LLC	DE	Operating Subsidiary	Westchester Group Investment Management, LLC	Shareholder	100	To hold and manage investments.

Winslow Capital Management, LLC	DE	Operating Subsidiary	Nuveen WCM Holdings, LLC	Member	100	To act as a registered investment adviser.

*

Note: TIAA has control of the subsidiaries included in this filing (each, a “Subsidiary”) through: (i) direct or indirect ownership of a majority of the voting securities of the Subsidiary; (ii) TIAA, or a subsidiary of TIAA, acting as asset manager or manager of the Subsidiary (or in a similar role); or (iii) corporate governance provisions present in the Subsidiary’s constituent documents.

Item 30. Indemnification

Trustees, officers, and employees of TIAA may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Six of TIAA’s bylaws (see Exhibit 6(B)). Article Six provides that, to the extent permitted by law, TIAA will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was a trustee, officer, or employee of TIAA or, while a trustee, officer, or employee of TIAA, served any other organization in any capacity at TIAA’s request. To the extent permitted by law, such indemnification could include judgments, fines, amounts paid in settlement, and expenses, including attorney’s fees. TIAA has in effect an insurance policy that will indemnify its trustees, officers, and employees for liabilities arising from certain forms of conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of TIAA, pursuant to the foregoing provision or otherwise, TIAA has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by TIAA of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the TIAA will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) TIAA-CREF Individual & Institutional Services, LLC acts as principal underwriter for Registrant, College Retirement Equities Fund, TIAA Real Estate Account, TIAA Separate Accounts VLI-I and VLI-2, TIAA Separate Account VA-1, TIAA Separate Account VA-3 and TIAA Separate Account VA-5.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter

Ross Abbott	Manager, Chief Operating Officer

Raymond Bellucci	Manager, Senior Managing Director

Julian D’Ambrosi	Manager, Chairman, Chief Executive Officer, President

James Deats	Manager

Derek Heaslip	Manager

Benjamin Lewis	Manager

Niladri Mukherjee	Manager

Shankar Saravanan Christopher Stickrod	Manager Manager

Christopher A. Baraks	Vice President

Helen Barnhill	Director, Chief Legal Officer, Assistant Secretary

Christopher Beam	Assistant Treasurer

Troy Burk	Chief Anti-Money Laundering & Sanctions Officer

Christopher J. Heald	Treasurer

Lisa Humphries	Chief Conflict of Interest Officer

Jennifer Mangano Jessica Martin	Chief Financial Officer Chief Risk Officer

Eloho Ovhori	Director

Scott Weinstein	Senior Managing Director, Chief Compliance Officer

Jeanne Zelnick	Secretary

*	The address of each Manager and Officer is c/o TIAA-CREF Institutional and Individual Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Not Applicable.

Item 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

Name of the Contract	Number of Contracts outstanding	Total Value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/ No)
Investment Horizon Annuity	142	$17,744,916	6	$1,345,228	$2,210,421	No

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, 64 Leone Lane, Chester, New York, 10918, 11333 East 53 Street, Denver, CO 80239, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245, and McCamish Systems LLC, Storage of Documents: Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336, Storage of Electronic Date: Quality Technology Services, 300 Satellite Blvd, Suwanee, GA 30024.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

TIAA undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Teachers Insurance and Annuity Association of America certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and State of North Carolina on April 28, 2026.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Colbert Narcisse
Name:	Colbert Narcisse
Title: Chief Product Officer, Head of Insurance Solutions and New Markets

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 28, 2026, in the capacities indicated.

Signature	Title

/s/ Colbert Narcisse Colbert Narcisse	Chief Product Officer, Head of Insurance Solutions and New Markets

/s/ Christopher Baraks	Senior Vice President and Chief Accounting Officer and Corporate
Christopher Baraks	Controller, TIAA (Principal Financial Officer and Principal Accounting Officer)

SIGNATURE OF TRUSTEE	SIGNATURE OF TRUSTEE

*	*
Priya Abani	Edward M. Hundert

*	*
Samuel R. Bright	Gina L. Loften

*	*
Jason E. Brown	Ramona E. Romero

*	*
Jeffrey R. Brown	Kim M. Sharan

*	*
Angel Cabrera	La June Montgomery Tabron

*
James R. Chambers

*
Thasunda Brown Duckett

*
Michael R. Fanning

*
Lisa W. Hess

/s/ Deirdre Hykal
Deirdre Hykal Attorney-in-fact

*	Signed by Deirdre Hykal as attorney-in-fact pursuant to powers of attorney effective as of December 10-11, 2025.

Exhibit Index

(j)		Other Material Contracts.

	(C)	Merger Endorsements

(k)		Legal Opinion

	(A)	Opinion and consent of Deirdre Hykal, Esquire

(l)		Other Opinions

	(A)	Consent of Carlton Fields. P.A.

	(B)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.